Exhibit 10.14

GEOTEXT
Translations, Inc.

STATE OF NEW YORK)
) ss
COUNTY OF NEW YORK)

CERTIFICATION

This is to certify that the attached translation is, to the best of my knowledge and belief, a true and accurate translation from Spanish into English of the fronts and backs of the attached pages with Bates Nos. PD1450936–1450996.

Robert Adler, Senior Project Manager
Geotext Translations, Inc.

Sworn to and subscribed before me
this 17th day of January 20 07.

BRANDON CARNEY
Notary Public, State of New York
No. 01CA6122227
Qualified in New York County
Commission Expires February 7, 2011

New York
259 West 30th Street, 17th Floor
New York, NY 10001
tel 212.631.7432 fax 212.631.7778
www.geotext.com
e-mail translations@geotext.com

San Francisco
220 Montgomery Street, 3rd Floor
San Francisco, CA 94104
tel 415.576.9500 fax 415.520.0525
www.geotext.com
e-mail sanfrancisco@geotext.com

London
107-111 Fleet Street
London EC4A 2AB
tel +44 (0)20 7936 9002 fax +44 (0)20 7990 9909
www.geotext.com
e-mail london@geotext.com

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

[stamp:] JOSE MIGUEL GARCIA LOMBARDÍA NOTARY Velazquez, 16 – 2nd floor, right Telephone 91 426 42 40 28001 MADRID

                                                                      MJ

NUMBER ONE THOUSAND FIVE HUNDRED EIGHTY-FOUR.

     INSTRUMENT RECORDING AS A PUBLIC DEED THE AGREEMENT CALLED “MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS” (CMOF) IN CONNECTION WITH THE ACCIONA, S.A. FINANCING AGREEMENT.

     In Madrid, my city of residence, on this twenty first day of December in the year two thousand six.

     Before me, JOSE-MIGUEL GARCIA LOMBARDIA, Notary of the Illustrious College of this Capital.

THERE APPEARED:

     MR. VALENTIN FRANCISCO MONTOYA MOYA, of legal age, with professional domicile at 28108-Alcobendas (Madrid), Avda. Europa No. 18; and with Spanish Identity Card/Tax Identification Number 50539787R.

     MR. JUAN GALLARDO CRUCES, of legal age, domiciled for the purposes hereof at 28108-Alcobendas (Madrid), Av. de Europa, No. 18; and with Spanish Identity Card/Tax Identification Number 691950H.

     MS. MARIA NOEMÍ DOCE DEIBE, of legal age, domiciled for the purposes hereof at 28660-Boadilla del Monte (Madrid), Av. Cantabria, no number - Ciudad Grupo Santander; and with Spanish Identity Card/Tax Identification Number

PD1450996

30671479J.

     MR. MIGUEL ANGEL MARTINEZ VILLEGAS, of legal age, domiciled for the purposes hereof at 28660-Boadilla Del Monte (Madrid), Avda. Cantabria no number, Ciudad Grupo Santander; and with Spanish Identity Card/Tax Identification Number 5370886H.

     MR. JOSE MARIA ARANA ARBIDE, of legal age, domiciled for the purposes hereof at 28006-Madrid, Calle José Ortega y Gasset No. 7; and with Spanish Identity Card/Tax Identification Number 15940550D.

     MR. FRANCISCO JAVIER SIERRA SOPRANIA, of legal age, domiciled for the purposes hereof at 28006-Madrid, Calle Jose Ortega y Gasset No. 7; and with Spanish Identity Card/Tax Identification Number 42090468P.

     MR. JUAN GORTAZAR SÁNCHEZ-TORRES, of legal age, domiciled for the purposes hereof at 48005-Bilbao (Vizcaya), Plaza de San Nicolas No. 4; and with Spanish Identity Card/Tax Identification Number 50838339J.

     MR. FERNANDO VAZQUEZ DE LA PUERTA, of legal age, domiciled for the purposes hereof at 48005-Bilbao (Vizcaya), Plaza de San Nicolás No. 4; and with Spanish Identity Card/Tax Identification Number 401727D.

     MR. JOSE SERRANO-SUÑER DE HOYOS, of legal age, domiciled for the purposes hereof at 28042-Madrid, Av. Ribera del Loira No. 28; and with Spanish Identity Card/Tax Identification Number 7240457B.

     MR. JOSE GEFAELL CHAMOCHIN, of legal age, domiciled for the purposes hereof at 28042-Madrid, Av. Ribera del Loira No. 28; and with Spanish Identity Card/Tax Identification Number 36045004W.

[seal:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDÍA MADRID NIHIL PRIUS FIDE

     MR. ROLANDO MENOR AGUILERA, of legal age, domiciled for the purposes hereof at 28046-Madrid, Paseo de la Castellana, No. 1; and with Spanish Identity Card/Tax Identification Number 50820688A.

     MR. JAVIER ALVAREZ-RENDUELES VILLAR, of legal age, domiciled for the purposes hereof at 28046-Madrid, Paseo de la Castellana, No. 1; and with Spanish Identity Card/Tax Identification Number 7230899K.

     MR. JOSÉ GUARDO GALDÓN, of legal age, domiciled for the purposes hereof at 28001-Madrid, CI. Hermosilla, No. 3; and with Spanish Identity Card/Tax Identification Number 18965349D.

     MR. RICARDO TEISSIERE CARRIÓN, of legal age, domiciled for the purposes hereof at 28004-Madrid, Paseo de Recoletos No. 7-9; and with Spanish Identity Card/Tax Identification Number 698785E.

     MR. JOSE LUIS SANCHEZ GARCIA, of legal age, domiciled for the purposes hereof at 28004-Madrid, Paseo de Recoletos No. 7-9; and with Spanish Identity Card/Tax Identification Number 46112737Z.

THE PARTIES:

     A). - Mr. Valentín Francisco Montoya Moya and Mr. Juan Gallardo Cruces, jointly, on behalf of and representing the company named “ACCIONA, S.A.,” domiciled at 28108-Madrid, Av. de Europa, No. 18, and with Tax Identification Number A08001851;

PD1450995

organized under the name “CUBIERTAS Y TEJADOS, S.A.,” by means of the transformation of another partnership, by an instrument executed on June 17, 1916, in Barcelona, before the Notary Mr. Pedro Arnau Rivas, having changed its name to “CUBIERTAS Y MZOV, S.A.” and amended its Bylaws by an instrument notarized by Mr. Luis Felez Costea, who is also a Notary of Barcelona, on October 4, 1978, registered in the Commercial Register of the Province of Barcelona, in volume 1,913, book 1,322 of the 2nd section, folio 178, sheet 9,836, 494th entry. Its Bylaws having been adapted to the prevailing Stock Companies Law pursuant to the resolution adopted by the General Shareholders Meeting of the Company at its meeting held in Barcelona on June 12, 1992, as evidenced by the request certificate notarized at the request of “Cubiertas y Mzov, S.A.” on June 3, 1992, by the Notary of Barcelona, Mr. David Pérez Maynar, under the number 1,064 of his log and recorded in a public deed executed before the same Notary on June 22, 1992, under the number 1,194 of the log, and registered in said Commercial Register of the Province of Barcelona, on folio 25 of volume 11,575, 2nd section, sheet B-65646, 1179th entry. Having changed its name to “Grupo Acciona, S.A.” by means of an instrument documenting the merger by absorption of the companies “Eur, S.A,” and “Entrecanales y Tavora, S.A.” executed in

[seal:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

Madrid, on April 28, 1997, before the Notary Mr. Gabriel Baleriola Lucas, under the number 1,958 of his log, and registered in the Commercial Register in volume 29,610, folio 17, sheet B-65646, entry 1,506. Having changed its name to the current “ACCIONA, S.A.” by resolution of the General Shareholders Meeting adopted on June 19, 1998, which resolution was recorded in a public deed executed on July 6, 1998, before the Notary of Madrid, Mr. Gabriel Baleriola Lucas, under number 2,642 of the log, which is registered in the Commercial Register of Madrid, in volume 13,351, folio 1, sheet number M-216384, 2nd entry.

     Their joint representation derives from the power of attorney executed before the Notary of Alcobendas (Madrid) Mr. Manuel Rodríguez Marín dated October 26, 1998, bearing number 2.911 (which triggered the 6th entry on the corporate sheet of the Commercial Register of Madrid), of which they showed me a notarized copy. In my opinion, and under my liability, the powers of representation evidenced are sufficient to carry out this act.

     Hereinafter, “the Borrower.”

     B).- Ms. María Noemí Doce Deibe and Mr. Miguel Angel Mar-

PD1450994

tínez Villegas, jointly, on behalf of and representing the company named “BANCO SANTANDER CENTRAL HISPANO, S.A.,” domiciled at 39004-Santander (Cantabria), Paseo de Pereda, No. 9 through 12, and with Tax Identification Number A39000013; founded for an indefinite life before the Notary Public of Santander, Mr. José Dou Martinez, on March 3, 1856, which was ratified and partially amended by another dated March 21, 1857 before the Notary Public of that capital Mr. José María Olarán. Transformed into a Credit Institution Stock Company by an instrument executed on January 14, 1875 before the Notary of Santander Mr. Ignacio Perez, amended by subsequent instruments. By an instrument executed on June 8, 1992, before the Notary of Santander Mr. José Maria de Prada Diez, under the number 1,316 of his log, it adopted the name “Banco Santander S.A.,” which name it changed once again, to the current name, in an instrument [executed] before the Notary of Madrid, Mr. Antonio Fernández-Golfin Aparicio dated April 13, 1999, under the number 1212 of the log. The banking institutions “Banco Santander S.A.,” and “Banco Central Hispanoamericano, S.A.” shall be merged under this instrument, and Banco Central Hispanoamericano, S.A. shall be extinguished and its assets transferred as a whole to Banco Santander S.A. Banco Santander S.A. is registered in the Commercial Register of Cantabria, in volume 676, book 0, 8th section, sheet S-1960, folio 28, 596th entry.

     Their representation derives:

[seal:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

     a). - With respect to Ms. Maria Noemi Doce Deibe, from the power of attorney executed before the Notary of Madrid Mr. José Maria de Prada Díez, on February 3, 2006 under number 321 (that in the Commercial Register of Madrid triggered the 1415th entry on the corporate sheet).

     b). - And with respect to Mr. Miguel Angel Martínez Villegas, from the power of attorney executed before the Notary of Madrid Mr. José María de Prada Díez, on May 19, 2000 under number 1,491 (that in the Commercial Register of Madrid triggered the 772nd entry on the corporate sheet).

     Ms. Doce Deibe and Mr. Martínez Villegas showed me notarized copies of the above-described instruments. In my opinion, and under my liability, the powers of representation evidenced are sufficient to carry out this act.

     C). - Mr. José María Arana Arbide and Mr. Francisco Javier Sierra Soprania, jointly, on behalf of and representing the Scottish institution named “THE ROYAL BANK OF SCOTLAND PLC,” a company duly established under the laws of Scotland with corporate domicile at EH2 2YB-Edinburg (United Kingdom), St. Andrew Square, 36, registered in the Register of Scotland

PD1450993

under the number 90312.

     Their joint powers as type “B” agents result from the power of attorney conferred by the Committee of the Board of Directors of the institution at its meeting dated August 2, 2006. The resolutions of this meeting were recorded in a public deed before the Notary of Madrid, Mr. Antonio de la Esperanza Rodríguez, on September 19, 2006, under the number 5,388 of his log, of which they showed me a notarized copy. In my opinion, and under my liability, the powers of representation evidenced by the appearing parties are sufficient to carry out this act.

     D). - Mr. Juan Gortázar Sánchez-Torres and Mr. Fernando Vázquez de la Puerta, jointly, on behalf of and representing the company named “BANCO BILBAO VIZCAYA ARGENTARIA, S.A,” domiciled at 48005-Bilbao (Vizcaya), Plaza de San Nicolás, No. 4, and with Tax Identification Number A48265169; organized under the name “Banco Bilbao Vizcaya, S.A.” pursuant to the instrument documenting the merger of the banks “Banco de Bilbao, S.A.” and “Banco de Vizcaya, S.A.” notarized by the Notary of Bilbao Mr. José Maria Arriola Arana, on October 1, 1988, under the number 4350. It adapted its Bylaws to the Stock Companies Law in an instrument notarized by the same Notary, Sr. Arriola Arana, on March 22, 1990, under the number 808 of his log, and these instruments triggered

[seal:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

the 1st and 156th entries on sheet BI-17-A, formerly 14,741, on folios 183 and 49 of Books 1545 and 1657 of the 3rd Companies Section, volumes 2083 and 2227 of the Commercial Register of Vizcaya; and by another instrument documenting the merger of the institutions “Banco Bilbao Vizcaya, S.A.” and “Argentaria, Caja Postal y Banco Hipotecario, S.A.,” whereby Banco Bilbao Vizcaya, S.A. absorbed Argentaria, Caja Postal y Banco Hipotecario, S.A., notarized on January 25, 2000 by the aforesaid Notary, Mr. Arriola Arana, it adopted its current name “BANCO BILBAO VIZCAYA ARGENTARIA, S.A..” The first copy of that instrument triggered the 1035th entry on the aforesaid sheet of the Commercial Register of Vizcaya.

Their representation derives:

     a). - With respect to Mr. Juan Gortázar Sánchez-Torres, from the power of attorney executed before the Notary of Bilbao Mr. José Ignacio Uranga Otaegui on June 6, 2000 under number 2,174 (which triggered the 1,124th entry on the corporate sheet of the Commercial Register of Vizcaya).

     b). - And with respect to Mr. Fernando Vázquez de la Puerta, from the power of attorney executed before the Notary of Bilbao Mr. José Maria Arriola Arana on March 17, 2003 under number 418

PD1450992

(which triggered the 1,511th entry on the corporate sheet of the Commercial Register of Vizcaya).

     Messrs. Sanchez-Torres and Vázquez de la Puerta showed me notarized copies of the above-described instruments. In my opinion, and under my liability, the powers of representation evidenced are sufficient to carry out this act.

     E). - Mr. José Serrano-Suñer de Hoyos and Mr. José Gefaell Chamochin, jointly, on behalf of and representing the institution named “BNP PARIBAS BRANCH IN SPAIN,” domiciled at 28042-Madrid, Av. Ribera del Loira, No. 28, and with Tax Identification Number A0011117I; a branch of the French company “BNP PARIBAS SOCIETE ANONYME,” domiciled at Paris, 016 Boulevard des Italiens 75009, registered in the Business and Companies Registry of Paris, with number RCS Paris B662042449 (1966B04244). The Branch in Spain was established with the name “Banque Nationale de Paris, Branch in Spain,” and registered in the Commercial Register of Madrid in volume 5,121 general, 4,271 of the 3rd section of the Companies Book, folio 120, sheet number 40,598, 1st entry. It changed its name to the name it currently uses pursuant to an instrument recording the merger of branches executed before the Notary of Madrid, Mr. Miguel Ruiz Gallardón García de la Rasilla, on December 29, 2000, under the number 7027 of his log. It changed its domicile to the current domicile in an instrument

[seal:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

executed] before the same Notary, Mr. Ruiz Gallardón García de la Rasilla, on May 8, 2003, under the number 3,636 of the log, which triggered the 66th entry on the corporate sheet of the Commercial Register.

     Their representation derives:

     a). - With respect to Mr. José Serrano-Suñer de Hoyos, from the power of attorney executed before the Notary of Madrid Mr. Miguel Ruiz Gallardón García de la Rasilla, on July 12, 2006 under number 5,797 (which triggered the 102nd entry on the corporate sheet in the Commercial Register of Madrid).

     b). - And with respect to Mr. José Gefaell Chamochin, from the power of attorney executed before the Notary of Madrid Mr. Miguel Ruiz Gallardón García de la Rasilla on February 10, 2005 under number 963 (which triggered the 93rd entry on the corporate sheet in the Commercial Register of Madrid).

     Messrs. Serrano-Suñer de Hoyos and Gefaell Chamochin showed me notarized copies of the above-described instruments. In my opinion, and under my liability, the powers of representation evidenced are sufficient to carry out this act.

     F). - Mr. Rolando Menor Aguilera and Mr. Javier Álvarez-

PD1450991

Rendueles Villar, jointly, on behalf of and representing the Scottish institution named “CALYON, S.A. BRANCH IN SPAIN,” domiciled at 28046-Madrid, Paseo de la Castellana, No. 1, and with Tax Identification Number A0011043G; established under the original name “Banque de L'lndochine et de Suez, Branch in Spain” pursuant to the instrument executed before the Notary of Madrid, Mr. Enrique Giménez Arnau y Grau on September 14, 1979, under the number 4,644 of his log. Registered in the Commercial Register of Madrid in volume 5,208 general, 4,393 of the 3rd section of the Companies Book, folio 103, sheet number 41,727, 1st entry.

     It changed its corporate name to “Banque Indosuez, Branch in Spain,” by an instrument executed in Madrid on August 25, 1982, before the Notary Mr. Ramón Fernández Purón under the number 2,353 of the log, supplemented by a subsequent instrument also executed before the same Notary under the number 3,333 of his log on November 16, 1982.

     It changed its corporate name to “Credit Agricole Indosuez, Branch in Spain” pursuant to an instrument executed in Madrid on July 15, 1997, notarized by the Notary Mr. Jose Manuel Hernández Antolín, number 4,592 of the log.

     And it subsequently changed its corporate name to “CALYON, BRANCH IN

[seal:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

SPAIN,” by an instrument executed before the Notary of Madrid, Mr. Jose-Manuel García-Lozano Zulueta on July 12, 2004, under the number 867 of the log. It was registered in the Commercial Register of Madrid in volume 14,309, book 0, folio 58, section 8, sheet M-41727, 223rd entry.

     Their representation derives:

     a). - With respect to Mr. Rolando Menor Aguilera, from the power of attorney executed before the Notary de Madrid Mr. José Manuel García-Lozano Zulueta, on July 28, 2004 under number 951 (which triggered the 224th entry on the corporate sheet in the Commercial Register of Madrid).

     b). - And with respect to Mr. Javier Álvarez-Rendueles Villar, from the power of attorney executed before the Notary of Madrid Mr. José Manuel García-Lozano Zulueta, on April 18, 2005 under number 359 (which triggered the 237th entry on the corporate sheet in the Commercial Register of Madrid).

     Messrs. Menor Aguilera and Álvarez-Rendueles Villar showed me notarized copies of the above-described instruments. In my opinion, and under my liability, the powers of representation evidenced are sufficient to carry out this act.

PD1450990

     G). - Mr. José Guardo Galdón on behalf of and representing the company named “BANCA IMI, S.p.A,” domiciled at Milán-ltalia, Corso Mateotti, 6, and registered in the Corporations Register under number 01988810154; established under the laws of Italy.

     His representation and powers derive from the power of attorney executed before the Notary of Milan, Ms. Mónica de Paoli, on December 21, 2006; this power is pending an apostille, which I note.

     H).- Mr. Ricardo Teissiere Carrión and Mr. José Luis Sánchez García, jointly, on behalf of and representing the institution named “NATEXIS BANQUES POPULAIRES, S.A. Branch in Spain,” domiciled at 28004-Madrid, Paseo de Recoletos, No. 7-9, and with Tax Identification Number N0013055I; a branch in Spain of the French company “Natexis Banques Populaires, Sociedad Anónima,” registered in the Business and Companies Registry of Paris with number B542 044 524, with corporate domicile at Calle Saint Dominique 45, 75007 Paris; the Branch in Spain started up its operations on May 25, 2001. It is registered in the Commercial Register of Madrid in volume 16,647, folio 97, sheet M-283933, 1st entry.

     Their representation derives:

     a). - With respect to Mr. Ricardo Teissiere Carrión, from the power of attorney executed before the Notary of Madrid Mr. Pablo de la

[seal:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

Esperanza Rodríguez, on April 19, 2006 under number 1,693 (which triggered the 11the entry on the corporate sheet of the Commercial Register of Madrid).

     b). - And with respect to Mr. José Luis Sánchez García, from the power of attorney executed before the Notary of Madrid Mr. Antonio de la Esperanza Rodríguez, on September 20, 2001 under number 4,060 (that triggered the 2nd entry on the corporate sheet of the Commercial Register of Madrid).

     Messrs. Teissiere Carrión and Sánchez García showed me notarized copies of the above-described instruments. In my opinion, and under my liability, the powers of representation evidenced are sufficient to carry out this act.

     Hereinafter, BANCO SANTANDER CENTRAL HISPANO, S.A., THE ROYAL BANK OF SCOTLAND PLC, BANCO BILBAO VIZCAYA ARGENTARIA, S.A, BNP PARIBAS BRANCH IN SPAIN, CALYON, S.A. BRANCH IN SPAIN, BANCA IMI, S.p.A and NATEXIS BANQUES POPULAIRES, S.A. Branch in Spain, together called “Providers of the Interest Rate Hedging Agreements” and each one of them a “Provider of the Interest Rate Hedging Agreements.”

PD1450989

IDENTIFICATION, JUDGMENT OF CAPACITY AND DESCRIPTION.

     I identify the appearing parties by their above-described identification documents. They swear to me that their representative capacity subsists and is unlimited. In the capacity in which they act, I deem them to have the capacity and standing necessary to execute this instrument described above, to which end

THEY STATE:

     I. – That on this same date the Borrower and the Institutions “Providers of the Interest Rate Hedging Agreements” have executed a syndicated financing agreement for a sum of € 2,512,894.267,92.00 which has been recorded in a public deed before me today.

     II. – That on this same date the appearing parties, for the same purpose as they are now pursuing, have executed a private instruments called a “MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS” according to the model drafted by the Asociación Española de Banca Privada [Spanish Private Banking Association] (AEB).

     The Parties have likewise formalized some modifications to the Master Hedging Agreement by executing several Exhibits I thereto, hereinafter the “Exhibits to the Master Hedging Agreement.”

     III. – They deliver to me a copy of that document and the exhibits thereto executed and signed by the appearing parties, in

[seal:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

the capacity in which they act, asking that I notarize it, as I so do. It is issued on 101 folios of standard paper, including the exhibits, all of them written on one side only.

     IV. – The content of said document governs the business relationships between parties for the consideration of all the financial transactions executed as a result of the financing extended to the Borrower.

     The Parties, in the capacity in which they act, represent that they are aware of its entire scope and significance.

     V. – It is the intention of the Parties to record such document in a public deed so that it shall have the appropriate legal force and, in the capacity in which they act,

THEY STIPULATE:

     ONE. – The appearing parties, in the capacity in which they act, record in a public deed, for all pertinent legal purposes, the aforesaid private document that has been notarized in this original copy, as well as each one of the exhibits executed by each institution Provider of the Interest Rate Hedging Agreement, by the same token acknowledge as theirs and genuine the signatures affixed by them on such documents in which they accept, approve and ratify their total content.

PD1450988

     TWO. – The Lending Institutions hereby ratify the mandate and powers conferred upon Banco Santander Central Hispano, S.A. in its capacity as Agent Bank, which shall include the content referred to in the Financing Agreement, in Clause 25 thereof.

     THREE. – Pursuant to Article 572.2 of the Civil Procedure Law, the Lending Institutions and the Borrower expressly set forth that the amount of the balance resulting for the enforcement certificate shall be that resulting from the calculation performed pursuant to the provisions set forth in Clause 28 of the Financing Agreement.

     FOUR. – All the Providers of the Interest Rate Hedging Agreements agree that for the execution of this instrument as many bilateral relationships as the number of Providers of the Interest Rate Hedging Agreements that there are shall be established. The general terms set forth in the Master Hedging Agreement and the respective particular terms set forth in each one of the Exhibits referred to in Background Clause Two of this instrument shall apply to each one of them.

     Notwithstanding the foregoing, Master Agreement for Financial Transactions Agreement executed by and between Banco Santander Central Hispano, S.A. and Acciona, S.A. is also recorded in a public deed. It shall serve as a

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

single bilateral framework for the relationship between the Parties. Therefore, the generally applicable framework governing for the rest shall not apply.

     Thus, the Borrower and the Providers of the Interest Rate Hedging Agreements are contractually bound by the Master Hedging Agreement and the Exhibits executed by the Borrower with each of them.

     FIVE. – All the expenses deriving from this recording in public deed shall be for account of the Borrower.

EXECUTION:

     They so state and execute after I, the Notary, made the legally required reserves and admonitions, particularly those related to taxes and to the reading of this original copy. They represent that they have read it themselves and find it in order, and they therefore consent and sign.

NOTARIZATION:

     I, the Notary, notarize this public deed pursuant to the record provided by the Parties on which they insist. It is issued on ten folios of notarial paper, numbers 7H3077611, 7H3077612, 7H3077613, 7H3077614, 7H3077615, 7H3077616, 7H3077617, 7H3077618, 7H3077619 and 7H3077620. I attest to its total content, and to the fact that it fully complies with prevailing law

PD1450987

And the duly informed will of the appearing parties, who have freely consented, after the explanations of its meaning and transcendence. It should therefore be deemed true, complete, legal and valid.

     The signatures and initials pertaining to the execution and the notarizing Notary appear, along with the mark and stamp of the Notary.

Unified Documentation Follows

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS

This Master Agreement for Financial Transactions has been drafted by the Asociación Española de Banca Privada [Spanish Private Banking Association] (AEB) and recorded in a Certificate authorized by the Notary of Madrid, Mr. Vicente Moreno Torres Carny on February 5, 1997, under number 206 of his Log. The Asociación Española de Banca Privada authorizes its use under the express condition that only the total reproduction hereof can be accompanied by the mention “Master Agreement for Financial Transactions”.©

In Madrid, on December 21, 2006

THE PARTIES

ON THE ONE HAND:

-     Mr. Jose María Arana Arbide, of legal age, with Spanish Identity Card No. 15.940.550 -D and Mr. Francisco Javier Sierra Sopranis, of legal age, with Spanish Identity Card No. 42.090.468 -P, on behalf of and representing THE ROYAL BANK OF SCOTLAND, PLC (hereinafter, “RBS”), domiciled at 36 St. Andrew Square, Edimburg EH2 2YB, Scotland, duly inscribed in the Commercial Registry of Scotland under number 90312, duly empowered to enter into this agreement pursuant to the power of attorney executed before the Notary of Madrid, Mr. Antonio de la Esperanza Rodriguez on September 19, 2006, under number 5.388 of his log.

-     Mr. José Gefaell Chamochin, of legal age, with Spanish Identity Card No. 36.045.004 -W and Mr. José Serrano-Suñer de Hoyos, of legal age, with Spanish Identity Card No. 7.240.457 -B, on behalf of and representing BNP PARIBAS Branch in Spain (hereinafter, “BNP”), domiciled in Madrid, Calle Ribera del Loira, number 28 and Tax Identification Number A-0011117-l, duly empowered to enter into this agreement pursuant to the powers of attorney conferred, respectively, before the Notary of Madrid Mr. Miguel Ruiz Gallardón García de la Rasilla, on February 10, 2005, under number 963 of his log and before the same Notary on July 12, 2006, under number 5.797 of his log.

-     Mr. Rolando Menor Aguilera, of legal age, with Spanish Identity Card No. 50.820.688 -A and Mr. Javier Alvarez-Rendueles Villar, of legal age, with Spanish Identity Card No. 7.230.899 -K, on behalf of and representing CALYON, Branch in Spain (hereinafter, “CALYON”), domiciled in Madrid, Paseo de la Castellana, number 1 and Tax Identification Number A-0011043-G, duly empowered to enter into this agreement pursuant to the powers of attorney conferred, respectively, before the Notary of Madrid Mr. Jose Manuel García-Lozano Zulueta on July 28, 2004, under number 951 of his log and before the same Notary on April 18, 2005, under number 359 of his log.

-     Mr. Fernando Vázquez de la Puerta, of legal age, with Spanish Identity Card No. 401.727 -D and Mr. Juan Gortazar Sanchez-Torres, of legal age, with Spanish Identity Card No. 50.838.339 -J, on behalf of and representing BANCO BILBAO VIZCAYA ARGENTARIA, S.A. (hereinafter, “BBVA”), domiciled in Bilbao, Plaza de San Nicolas, number 4 and Tax Identification Number A-

1

PD1450986

48265169, duly empowered to enter into this agreement pursuant to the powers of attorney conferred, respectively, before the Notary of Bilbao Mr. José María Arriola Arana, on March 17, 2003, under number 418 of his log and before the Notary of Bilbao Mr. José Ignacio Uranga Otaegui, on June 6, 2000, under number 2.174 of his log.

-     Mr. José Guardo Galdón, of legal age, with Spanish Identity Card No. 18.965.349 -D, on behalf of and representing BANCA IMI S.P.A. (hereinafter, “IMI”), domiciled at Milan (Italia), calle Corso Matteotti, number 6, and inscribed in the corporations registry under number 01988810154, duly empowered to enter into this agreement pursuant to the power of attorney conferred before the Notary of Milan Ms. Mónica de Paoli, on December 21, 2006.

-     Mr. Ricardo Teissiere Carrión, of legal age, with Spanish Identity Card No. 00698785-E and Mr. Jose Luís Sánchez García, of legal age, with Spanish Identity Card No. 46112737-Z, on behalf of and representing NATEXIS BANQUES POPULAIRES, Branch in Spain (hereinafter, “NATEXIS”), domiciled at Paseo de Recoletos 7-9 and Tax Identification Number N-00130551, duly empowered to enter into this agreement pursuant to the powers of attorney conferred, respectively, before the Notary of Madrid Mr. Pablo de la Esperanza Rodriguez on April 19, 2006, under number 1.693 of his log , and before the Notary of Madrid Mr. Antonio de la Esperanza Rodríguez on September 20, 2001, under number 4.060 of his log.

Hereinafter and without prejudice to the subsequent provisions of this agreement, SAN, RBS, BNP, CALYON, BBVA, IMI, and NATEXIS shall be referred to together as the “Lending Institutions”; and

ON THE OTHER HAND:

-     Mr. Valentín Francisco Montoya Moya, of legal age, with Spanish Identity Card No. 50.539.787 -R and Mr. Juan Gallardo Cruces, of legal age, with Spanish Identity Card No. 691.950 -H, on behalf of and representing ACCIONA, S.A. (hereinafter, “ACCIONA” or the “Shareholder'), domiciled at Alcobendas (Madrid), Avenida de Europa, number 18 and Tax Identification Number A-08001851, duly empowered to enter into this agreement pursuant to the power of attorney conferred before the Notary of Madrid Mr. Manuel Rodriguez Marín on October 26, 1998, under number 2.911 of his log.

The two Parties acknowledge each other’s sufficient capacity to execute this agreement and, therefore

THEY STATE

            I.- That it is the will of the Parties to maintain a business relationship that will be manifested in the execution of certain financial transactions, that they will to establish a single business relationship that contemplates as a whole the various financial transactions executed.

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            II.- That to such end they formalize this MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS (hereinafter, called Master Agreement) in order to govern the terms under which the specific financial transactions will be executed under such single business relationship, setting forth to such end the following

CLAUSES

            ONE.- NATURE, DEFINITIONS AND INTERPRETATION.

            1.1. - Nature. This document (which, together with its dispositions and Exhibits I and II forms a unit) is a Master Agreement (hereinafter, the Master Agreement). The financial transactions (hereinafter, the Transactions) agreed upon hereunder by means of the pertinent confirmation document (hereinafter, the Confirmation) shall be understood to be integrated into the subject of this Master Agreement, and the provisions hereof shall apply to them, without prejudice to the specific terms set forth in the Confirmations.

            This Master Agreement and the Transactions are part of a single business relationship between the Parties, governed by the Master Agreement, (all of them taken together, the Agreement).

            1.2. - Definitions. The terms defined below shall have the meaning attributed to them in this Clause as follows:

            “Calculation Agent” is the Party or Entity designated as such in Appendix I.

            “Amount Payable” means the amount stated in the Settlement Currency and calculated pursuant to the provisions of Clause Fourteen, in the event of accelerated maturity of transactions based on any of the grounds set forth in Clauses Nine and/or Ten.

            “Grounds for Accelerated Maturity” includes the Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties and Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen set forth in Clauses Nine and Ten, respectively.

            “Certain Financial Agreements” means the transactions of the same or similar nature as those governed by this Master Agreement that are not expressly covered hereby and whether or not they were entered into prior to the Master Agreement.

            “Business Day” means any day on which banks are open to execute financial transactions (a) in connection with any payment or delivery obligation deriving from the Transactions, in the place or places specified in the Confirmation for the payment and/or delivery in question; or if none, in the place that

3

PD1450985

the Parties specify by any other means and, in the event that none is specified, in the financial center of the currency in which such payment is denominated; (b) with respect to the communications and/or notices contemplated in Clause Twenty, in the place of domicile indicated by the Parties in Appendix I for receipt thereof. For the purposes of the Master Agreement and the Confirmations, Saturday is considered a non-business day. Notwithstanding the provisions of Clause Twenty, in the event that the date(s) set pursuant to the provisions of the Agreement does (do) not fall on a Business Day, it shall be understood that the date(s) refer(s) to the next Business Day unless such next Business Day falls in the next calendar month, in which case it shall be understood to be the immediately preceding Business Day.

            “Determined Debt,”, notwithstanding the provisions of Exhibit I, means any economic obligation deriving from borrowing operations, such as loans or credits received and deposits accepted, be they present or future obligations, whether they are principal or accessory obligations, guarantees or any other type of obligation.

            “Specified Entity” means the entity (entities) designated as such in Exhibit E; if in said Exhibit subsidiaries are indicated, these shall be understood to be the entities defined in Article 4 of Law 24/1988 of July 28 on the Securities Market and in Article 42 of the Commercial Code.

            “Benchmark Institutions” means five financial institutions, designated by the Party who is to determine the Market Value, notable for their trading volume on the pertinent market.

            “Accelerated Maturity Date” means the date fixed as such pursuant to the provisions of Clause Eleven.

            “Guarantor” means the entity (entities) designated as such in Exhibit I.

            “Guarantee” means the duly documented guarantee specified as such in Exhibit I.

            “Outstanding Amounts”, with respect to the Transactions whose maturity has been accelerated, means the sum of: (a) the amounts whose payment was due on or before the Accelerated Maturity Date that have not been paid, plus, with respect to the obligations to be settled by delivery that had not been [so settled] on or before the Accelerated Maturity Date, the equivalent in cash of the value the item to be delivered would have on the market, on the date delivery was to have taken place (when this is the consideration due) and (b) the interest due as from the date on which the payment was due or would have been due, pursuant to item (a) above, up to (but not including) the Accelerated Maturity Date at the Applicable Interest Rate. The interest shall be calculated based on daily capitalization and for the days actually elapsed and in the same currency as the amounts due and outstanding.

            With respect to an obligation to deliver, the value it would have on the market shall be understood to mean the value prevailing on the date on which

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

delivery would have taken place, obtained by the Party who is to determine it pursuant to the provisions of Clause Fourteen based on the quotes by entities notable for their trading volume on the pertinent market, whether they are credit institutions or intermediaries specializing in the mediation of such Transactions (brokers). In the event that both Parties are to determine it, the value it would have on the market to restore or replace the transaction(s) that should have been settled by delivery shall be the arithmetical average of the values set by the Parties.

            “Settlement Amount” means the equivalent in the Settlement Currency of the amount resulting from applying the criterion of Market Value or, as appropriate, of Replacement Value, for Transaction(s) whose maturity has been accelerated.

            The criterion of Replacement Value shall only be applicable to Transaction(s) for which no Market Value can be determined.

            “Maximum Amount,” for purposes of Cross Default, means the Maximum Amount specified as such In Exhibit I.

            “Settlement Currency” means the peseta.

            “Transactions'' are those that are governed by this Master Agreement and that are expressly covered hereby.

            “Affected Transactions” are the Transactions that are affected by any of the Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen set forth in Clause Ten.

            “Affected Parties” are the Parties that have triggered any of the Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen set forth in Clause Ten.

            “Applicable Interest Rate” means (a) with respect to the payment obligations assumed under Clause 3.1 of the Master Agreement that have not been honored by the Party in breach, the Late Interest Rate; (b) with respect to the payment obligation for the Amount Payable pursuant to Clause Fourteen and that, being due on the Payment Date determined pursuant to Clause 15.1, have not been honored, the Late Interest Rate; (c) with respect to any other payment or delivery obligation that should have been honored, the Ordinary Interest Rate and (d) in any other case, the Termination Interest Rate.

            “Late Interest Rate” means the interest rate stated as an annual percentage rate, which shall be the sum of the 1-day interbank rate in the currency in which the payment should have been made which the Party owed such payment did not receive, plus the spread set forth in Exhibit I. Late interest shall be calculated by applying the Late Interest Rate to the amount that the Party owed has not received, it being due, based on the

5

PD1450984

year applicable (360 or 365 [days]) to the currency in question. Such interest shall be calculated based on daily capitalization and the number of days actually elapsed. In the event that the currency in which the payment should have been made is the peseta, the 1-day interbank rate shall be obtained from the average rate for 1-day non-transferable interbank deposits published by ACF of Spain in the Bulletin of the Book Entry Office or in any publication or media replacing it in the future.

            “Ordinary Interest Rate” means the interest rate stated as an annual percentage rate equivalent to the cost Party not in breach (which shall be who shall calculate it) would incur if it had to refinance its position.

            “Termination Interest Rate” means the interest rate stated as an annual percentage rate equivalent to the arithmetic average of the cost that each of the Parties would incur if they had to refinance their position.

            “Market Value” means, with respect to one or more Transactions whose maturity has been accelerated, an amount (in the Settlement Currency) fixed by the Party that pursuant to this Master Agreement has standing to determine it based on the valuations provided by the Benchmark Institutions. Each valuation shall express the amount that that Party would receive (in which case such amount shall be stated with a negative sign) or pay (in which case such amount shall be stated with a positive sign) to enter into a Transaction with the Benchmark Institution which would have the effect of maintaining the economic value that for that Party any payment or delivery that should have been made as from the Accelerated Maturity Date would have, by virtue of the Transaction or group of Transactions whose maturity has been accelerated.

            The Outstanding Amounts of the Transaction or group of Transactions whose maturity has been accelerated shall not be included, but the payments or deliveries due after the Accelerated Maturity Date that were not made because such Accelerated Maturity Date had been set shall be included.

            The Party that determines the amount shall ask the Benchmark Institutions to provide their valuations, to the extent possible, on the same date and at the same time, on the Accelerated Maturity Date or, as appropriate, as soon as possible after that date. If more than three valuations are obtained, the arithmetic average of all of them shall be calculated, discarding the highest and lowest valuations. If only three valuations were provided, the Market Value shall be the mean value after having discarded the highest and lowest values. If only three valuations were provided and two of them were identical, the Market Value shall be the arithmetic average of the three valuations. If less than three valuations are obtained, it shall be deemed that the determination of the Market Value is not possible.

            “Replacement Valuation” means the amount (in the Settlement Currency) that one Party calculates as its losses of any type (stated with a positive sign) or gains (stated with a negative sign) in connection with this Master Agreement or with a Transaction or group of Transactions whose maturity has been accelerated, as the case may be, including any loss of profits deriving from the Agreement, financing costs, or, at the option of such Party, but without any possibility of duplication, the losses and/or costs deriving from the accelerated maturity, settlement, obtaining or reestablishing any hedge or position related thereto (or any gain obtained in such cases).

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            The Replacement Valuation includes the losses, interest and costs (or gains) in connection with any payment or delivery that should have been made on or before the pertinent Accelerated Maturity Date but was not made.

            The Replacement Value does not include the expenses in connection with Clause Nineteen of this Master Agreement.

            The determination of the Replacement Valuation shall be made on the Accelerated Maturity Date or as soon as possible thereafter. The determination of the Replacement Valuation may be made by using as a benchmark quotes for market rates or prices from one or more Benchmark Institutions in the market in question.

            1.3. - Interpretation. For purposes of the interpretation of the Master Agreement, in the event of any discrepancy between the provisions of the Master Agreement and Exhibit I thereto, the provisions of Exhibit I shall govern. In the event of any discrepancy between the Master Agreement and the provisions of any Confirmation, the provisions of the Confirmation shall govern.

            TWO.- PURPOSE OF THE AGREEMENT.

            The purpose of this Master Agreement is to govern the business relationship arising between the Parties as a result of executing the Transaction listed below by way of illustration rather than limitation:

2.1.	- Swaps (SWAPS) of:

	*	Interest rates (IRS);
	*	Floating interest rates (BASIS SWAPS) ;
	*	Currencies (CURRENCY SWAPS);
	*	Mixed currencies and interest rates (CROSS-CURRENCY RATE SWAPS);
	*	Commodities (COMMODITY SWAPS);
	*	Shares or equity indexes (EQUITY SWAPS / EQUITY INDEX SWAPS);
	*	Any type traded on the financial markets.

2.2.	- Forward rate transactions (FRA)

2.3.	- Futures and options transactions on over-the-counter markets on:

	*	Interest rates (CAPS, COLLARS and FLOORS);
	*	Currencies;
	*	Commodities;
	*	Bonds;
	*	Shares or equity indexes;

7

PD1450983

                      *    Any type traded on the financial markets.

            2.4. - Foreign exchange trading (FX), spot (SPOT), and forward (FORWARD) transactions.

            2.5. - Any combination of the foregoing, similar transaction or any analogous transaction specified in the pertinent Confirmation.

THIRD. – CARRYING OUT THE PURPOSE OF THE AGREEMENT.

            3.1 . - Payment or Delivery Obligations. The Parties shall make such payments or deliveries as they are obligated to make for each Transaction as set forth in the pertinent Confirmation and in this Master Agreement.

            3.2. - Term. The term shall be essential for all purposes of the Agreement.

            3.3. - How the Payments are to Be Made. The payments shall be made on the date, at the place and in the currency set forth in the pertinent Confirmation for each Transaction.

            3.4. - How the Deliveries are to Be Made. Any deliveries the Parties are obligated to make shall be made on the date in the form and/or through the Clearing House or System that the Parties agree upon and that is specified in the pertinent Confirmation.

            3.5 . - Reciprocal Nature of the Obligations. Performance of the payment or delivery obligations of each of the Parties under each Transaction shall not be enforceable when any of the following circumstances apply:

            3.5.1. - The other Party has incurred, or with respect to such other Party there exist, Grounds for Accelerated Maturity, whether or not an Accelerated Maturity Date has been declared with respect to the other Party;

            3.5.2. - Any condition subsequent whatsoever exists that affects the performance of the obligation(s)

            FOUR.- CHANGE OF ACCOUNT.

            Either of the Parties may change the account(s) designated for the receipt of payment(s) or delivery (deliveries), upon notice in writing to the other Party, giving notice of at least five (5) Business Days prior to the value date of the pertinent payment or delivery, such notice being binding, absent a reasonable objection by the other Party.

            FIVE.-SETTLEMENT BY NETTING.

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            The amounts payable on the same date and in the same currency pursuant to the same Transaction, shall be settled by netting, unless the Parties agree to a different system in Exhibit I or in the pertinent Confirmations, so that, if both Parties are to make payments to each other, the Party whose amount payable is greater shall be obligated to make a payment for the amount in excess. Likewise, the Parties, if they so set forth in Exhibit I and/or in the pertinent Confirmations, may settle by netting the amounts payable pursuant to two or more Transactions maturing on the same date and denominated in the same or different currencies.

            SIX.- LATE INTEREST. OTHER AMOUNTS.

            6.1. - Late Interest. Any delay in the payments with respect to the value date set forth in the Confirmation pertaining to the Transaction in question, or with respect to the value date that is a Payment Date for purposes of Clause Fifteen, shall accrue late interest at the Late Interest Rate on the amount due and payable and outstanding from the value date (inclusive) through the date on which the payment is actually made (exclusive). Late interest shall be paid in the same currency as the amount owed and shall accrue and be capitalized daily at the Late Interest Rate indicated for the purposes set forth in Article 317 of the Commercial Code.

            6.2. - Other Amounts. Any delay in the obligation to deliver securities and/or commodities, shall give rise to compensation for damages in favor of the Party that is prejudiced, by calculation of the financial cost and/or the substitution cost for the securities and/or commodities not delivered, from the value date of the delivery through the date on which the delivery is actually made.

            SEVEN.- CONFIRMATIONS.

            7.1. - Obligation to Confirm. The Transactions that the Parties agree to shall be confirmed in writing, by mail, or by means of telex, fax, or other electronic messaging system at the addresses that are set forth to such end in Exhibit I. The Parties expressly represent that the Transactions shall be binding from the very moment at which the essential terms thereof have been agreed to either orally or otherwise. The Parties shall be responsible for sending and verifying the receipt and content of the Confirmations and, in the event that there are any discrepancies or errors, such discrepancies or errors shall be communicated immediately to the other Party and Confirmations shall be exchanged once corrected.

            7.2. - Content of the Confirmations. The Confirmations shall include the essential elements for each type of Transaction, as well as a reference to the Master Agreement on which they are based.

            7.3. - Confirmations by Electronic Systems. Confirmations issued by electronic systems shall adhere to the formats that such systems have established or, as appropriate, to the format that the Parties have agreed upon. Without prejudice to the provisions of Clause 7.2, for this type of Confirmation, and in the event that the

9

PD1450982

electronic system does not permit making reference to the Master Agreement, it shall be understood that, for all intents and purposes, such Transactions shall be executed under such Master Agreement.

            EIGHT.- TRANSACTION CURRENCY.

            8.1. - Transaction Currency. Any payments to be made pursuant to a Transaction shall be made in the currency specified in each one of the Confirmations (hereinafter, “the Transaction Currency”).

            8.2. - Change of Transaction Currency. On an exception basis, the Party that is the beneficiary of the payment may accept a currency other than the Transaction Currency under the terms agreed upon by the Parties.

NOVENA.- GROUNDS FOR ACCELERATED MATURITY DUE TO CIRCUMSTANCES IMPUTABLE TO THE PARTIES.

Either of the Parties can accelerate the maturity of all the Transactions and therefore the Agreement pursuant to the provisions of Clauses Eleven through Fourteen when the other Party, any of its Guarantors or any of its Specified Institutions incurs any of the following Grounds for Accelerated Maturity:

            9.1. - Breach of Payment and/or Delivery Obligations.

            Breach of payment and/or delivery obligations pursuant to the provisions set forth in Clause Three, provided that such breach has not been cured within three (3) Business Days from the date on which notification of the default by the Party not in breach is effective, pursuant to the provisions set forth in Clause Twenty.

            9.2. - Breach of the Agreement. The breach of any obligation deriving from the Agreement other than payment and/or delivery obligations, provided that such breach has not been cured within thirty (30) calendar days from the date of notification of the breach by the Party not in breach takes effect pursuant to the provisions set forth in Clause Twenty.

            9.3. - Breach with Respect to the Guarantee.

            9.3.1. - Breach by the Guarantor(s) of the payment and/or delivery obligation deriving from the Guarantee.

            9.3.2. - Breach by the Guarantor(s) of any obligation other than the payment and/or delivery obligation deriving from the Guarantee, provided that such breach has not been cured by the deadline set forth in the pertinent Guarantee document, or, in the absence thereof, within fifteen (15) calendar days from the notification by the Party not in breach, pursuant to the provisions set forth in Clause Twenty.

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            9.3.3. - The extinction or suspension of the Guarantee for any reason prior to the performance or extinction of the obligations secured by such Guarantee without the prior written consent of the other Party.

            9.3.4. - The challenge of the enforceability or validity of the Guarantee by either of the Parties, by the Guarantor(s) itself (themselves) or by a third party.

            9.4. - Falsity of the Representations. Falsity, misstatement or inaccuracy of the representations made by either of the Parties or any of their Guarantors with respect to the Agreement or to any Guarantee Document.

            9.5. - Default on Certain Financial Agreements. Default by either of the Parties, by any of their Guarantors or by any of their Specified Institutions, on any of the Certain Financial Agreements when such default, once the pertinent notifications are given, gives rise to the termination or accelerated maturity of the obligations undertaken pursuant to the Certain Financial Agreement.

            9.6. - Cross Default. Default by either of the Parties, by any of their Guarantors or by any of their Specified Institutions, on any of the agreements establishing the Certain Debt when:

            9.6.1 .- The Certain Debt that is or that could be declared a liquid, due and payable debt prior to the maturity originally set forth in such agreements as a result of the breach of the obligations assumed pursuant to said agreements that when taken either individually or together is equal to or greater than the Maximum Amount specified in Exhibit I.

            9.6.2. - The payment obligations undertaken pursuant to such agreements are breached upon their maturity in amounts that when taken individually or together are equal to or greater than the Maximum Amount specified in Exhibit I.

            9.7. - Situations of Insolvency. If either of the Parties, any of their Guarantors or any of their Specified Institutions:

            9.7.1. - Should request or a third party should request with respect to it, as the case may be, the declaration of suspension of payments or bankruptcy or a proceeding for reduction of amount or extension of time, or a meeting of creditors, or it appeals to its creditors to in some fashion restructure its debt.

11

PD1450981

            9.7.2. - Should default on the payment of obligations or any in- or out-of-court proceedings that could trigger the seizure or auctioning of its assets for a sum exceeding that set forth in Exhibit I should be filed against it.

            9.7.3. - Should default in general on its obligations or should admit in writing its inability to perform them when due.

            9.7.4. - Should adopt any resolution or take any measure with the intention of triggering any of the foregoing situations.

            9.7.5. - If a legal proceeding should be filed or any pleading or complaint should be filed before a Tribunal or Court or against either of the Parties whose final result:

a) should be intended to or could affect its assets for a sum exceeding that set forth in Exhibit I; and/or

b) should be intended to cause the appointment of one or more inspectors, depositories, auditors, administrators, receivers or the like for the assets of either of the Parties for a sum exceeding that set forth in Exhibit I.

            9.7.6. - Should be the subject of intervention and or replacement measures by the competent authorities when the entity in question is subject to administrative supervision.

            9.8. - Decrease in Economic Solvency. When the solvency of either of the Parties and/or of any of their Guarantors and/or any of their Specified Institutions, is substantially diminished as a result of their participation in any fashion in a merger or spin-off transaction or sale of assets and/or liabilities.

            9.9. - Extinction of the Legal Personality or Change in the Legally-Mandated Bylaws. The extinction of the legal personality, change of the legal nature or legally-mandated bylaws of either of the Parties, of any of their Guarantors, or of any of their Specified Institutions.

            9.10. - Dissolution of Company. When a resolution for dissolution is requested or adopted with respect to either of the Parties and/or its Guarantors or of any of their Specified Institutions.

            9.11. - Other Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties. The Parties may agree upon in Exhibit I other Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties with the effects set forth in Clause 11.1.

TEN.- GROUNDS FOR ACCELERATED MATURITY OF TRANSACTIONS DUE TO THE OCCURRENCE OF OBJECTIVE CIRCUMSTANCES.

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            10.1. - Occurrence of Prohibition or Impossibility. When, after the date on which a Transaction was entered into, legal or regulatory provisions applicable thereto are modified or new legal or regulatory provisions applicable thereto are established or the legal or administrative interpretation of such provisions is modified such that it is prohibited or impossible for either of the Parties and/or for their Guarantors (hereinafter, the Affected Party), to make or receive the payments o deliveries due pursuant to such Transaction, perform other obligations deriving therefrom or perform the obligations deriving from the Guarantee.

            The foregoing shall not apply when the prohibition or impossibility is triggered as a result of the breach by either of the Parties and/or by their Guarantors of the obligation to maintain in force all the authorizations necessary for the successful performance of this Agreement, in which case, the provisions set forth in Clause 9.2 shall apply.

            10.2. - Change in Tax Law. When, after the date on which a Transaction was executed, legal or regulatory provisions with respect to taxes are modified or new legal or regulatory provisions with respect to taxes are established, and as a result thereof the Party and/or its Guarantor(s) (the Affected Party) that is to make the payments must apply carry-backs, deductions or withholdings for or as payment on account for a tax or that in any other way substantially affects the Transaction.

            10.3. - Other Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances. The Parties may agree upon in Exhibit I other Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances with the effects set forth in Clause 11.2.

ELEVEN.-CONSEQUENCES OF THE GROUNDS FOR ACCELERATED MATURITY.

            11.1. - With Respect to the Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties. In the event that any of the Parties, Guarantors and/or Specified Institutions should incur one or more of the Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties set forth in Clause Nine, the Party not in breach can notify the Party in breach of the accelerated maturity of all the Transactions that at that time are in force between the Parties pursuant to this Master Agreement, setting to such end an Accelerated Maturity Date.

            11.2. - With Respect to the Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen.

            11.2.1. - In the event that one or more of the circumstances specified in Clause Ten should occur, the Parties shall seek in good faith to reach an agreement within thirty (30) calendar days from the date that the notification sent by the Unaffected Party to the Affected Party, or vice versa, takes effect, proposing the initiation of negotiations in order to avoid the accelerated maturity of the Affected Transactions.

            11.2.2. - If within the period of thirty (30) calendar days set forth in Clause 11.2.1. the Parties should fail to reach an agreement, either of the Parties may notify the other Party of the accelerated maturity of all the Affected Transactions that at that

13

PD1450980

time are in force between the Parties pursuant to this Master Agreement, setting to such end an Accelerated Maturity Date.

            11.3. - The Accelerated Maturity Date may not be earlier than the date that the notification sent for purposes of this Clause takes effect pursuant to the provisions set forth in Clause Twenty.

TWELVE.- EFFECTS OF THE SETTING OF AN ACCELERATED MATURITY DATE.

            12.1. - With the effects set forth in this Clause and whether or not any of the Grounds for Accelerated Maturity persist, on the Accelerated Maturity Date set:

a) the maturity of all the Transactions that at that time are in force between the Parties shall be accelerated because any of the Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties set forth in Clause Nine has occurred, or

b) the maturity of the Affected Transactions shall be accelerated because any of the Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen has occurred.

            12.2. Upon the setting of the Accelerated Maturity Date the payment and/or delivery obligations set forth in Clause 3.1 shall be suspended with respect to the Transactions whose maturity has been accelerated, without prejudice to the provisions of other Clauses of this Agreement.

            12.3. Once the Accelerated Maturity Date takes effect, the Amount Payable deriving from the accelerated maturity of the Transactions shall be calculated pursuant to the provisions set forth in the following Clauses.

            THIRTEEN. STATEMENT OF ACCOUNT.

            Once the Accelerated Maturity Date takes effect, the pertinent Party (Parties) shall perform the calculations set forth in Clause Fourteen and shall provide to the other Party a statement of account including the following information:

a) a breakdown of the calculations performed, including those pertaining to valuations, specifying as appropriate Amount Payable pursuant to Clause Fourteen.

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            b) data on the account(s) to which the payment of the Amount Payable are to be made.

            FOURTEEN. CALCULATION OF THE AMOUNT PAYABLE.

            14.1. Amount Payable due to the Accelerated Maturity of Transactions Triggered by Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties.

            14.1.1. Applying the Criterion of Market Value. The Amount Payable, shall be equal to:

a) the sum of the Settlement Amount (calculated by the Party not in breach) for all the Transactions whose maturity has been accelerated (with a positive sign if the Settlement Amount is receivable by the Party not in breach and with a negative sign in the event that the Party not in breach should have to pay the Party in breach such Settlement Amount) and the equivalent in the Settlement Currency of the Outstanding Amounts due to the Party in breach, less

b) the equivalent in the Settlement Currency of the Outstanding Amounts due to the Party in breach.

            14.1.2. Applying the Criterion of Replacement Valuation. In the event that it is not possible to determine a Market Value, or even if it were possible, the result would not be commercially acceptable, the Amount Payable shall be an amount equivalent to the Replacement Valuation of the Transactions whose maturity has been accelerated and with respect to which it is not possible to determine a Market Value.

            14.1.3. Common Standards. The outstanding amounts payable by the Party in breach shall be added, as applicable, to the Amount Payable resulting from applying the provisions set forth in paragraphs 14.1.1. and 14.1.2. above (including the interest accrued at the Applicable Interest Rate), and the outstanding amounts payable by the Party not in breach shall be subtracted from such amount (including interest accrued at the Applicable Interest Rate) for Transactions covered by the Master Agreement that, having matured for reasons other than grounds for Accelerated Maturity, are outstanding as of the Accelerated Maturity Date.

            If the Amount Payable should be positive, the Party in breach shall pay the Party not in breach; on the other hand, if the Amount Payable should be negative, the Party in breach shall pay the absolute value of such amount to the Party in breach.

            14.2. Amount Payable due to the Accelerated Maturity of Transactions Triggered by Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances. In the event that the maturities of Transactions are accelerated as a result of the Grounds for Accelerated Maturity set forth in Clause Ten and there is:

15

PD1450979

            14.2.1. One Affected Party: The Amount Payable shall be determined pursuant to the provisions of Clause 14.1. References to Party in breach and to Party not in breach shall be understood to be references to Affected Party and Unaffected Party.

            14.2.2. Two Affected Parties:

I. Applying the Criterion of Market Value.

a) Each of the Parties shall calculate the Settlement Amount resulting from the accelerated maturity of the Affected Transactions.

b) The lower of the Settlement Amounts, which we call Y, obtained (with the pertinent sign) by the other Party (Party Y) shall be subtracted from the higher of the Settlement Amounts, which we call X, obtained by one Party (Party X), with the pertinent sign, dividing the result by two. To the above result (X-Y)/2, the amount resulting from subtracting the Outstanding Amounts payable to Party Y from the Outstanding Amounts payable to Party X shall be added.

c) If the Amount Payable resulting from sub-paragraph b) above is a positive number, Party Y shall pay Party X, and if it is a negative number, Party X shall pay the absolute value of such amount to Party Y.

II. Applying the Criterion of Replacement Valuation.

Each of the Parties shall determine the Replacement Value of the Transaction(s) whose maturity has been accelerated. From the higher of the Replacement Values, which we call X, obtained by one Party (Party X), with the pertinent sign, the lower of the Replacement Values, which we call Y, obtained by the other Party (Party Y) (with the pertinent sign) shall be subtracted, dividing the result by two (X-Y)/2.

If the Amount Payable resulting from the foregoing sub-paragraph is a positive number, Party Y shall pay Party X, if it is a negative number, Party X shall pay the absolute value of such amount to Party Y.

14.3. Conversion of Currencies for the Calculation of the Amount Payable.

            14.3.1. The calculation of the Amount Payable shall be performed in the Settlement Currency.

            14.3.2. In the event that an amount that should be included in the Amount Payable is not denominated in the Settlement Currency, such amount shall be calculated by the Party with standing to do so, pursuant to the provisions set forth in this Clause, based on the exchange rate for that other currency against the Settlement Currency, on the Accelerated Maturity Date (or, as appropriate, on a

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

subsequent date if the Market Value or the Replacement Value is determined on a subsequent date). The exchange rate for the Settlement Currency shall be the spot rate provided by a credit institution or an FX market broker notable for its trading volume on the market for the currency in question for the purchase of that other currency against the Settlement Currency at approximately 11:00 a.m. in the city where the entity providing the quote is located and on the date on which the buy rate for that other currency is customarily determined, with value date on the Accelerated Maturity Date (or later). The entity providing the quote shall be selected in good faith by the Party that pursuant to the Agreement has standing to calculate the pertinent amount, and in the event that both Parties have standing, it shall be selected by agreement between them.

            FIFTEEN.- PAYMENTS.

            15.1. Payment Date. The Party (Parties) shall notify the other Party of the amount of the Amount Payable calculated as set forth in Clause Fourteen, as well as the Payment Date, which cannot be earlier than the effective date of the notification pursuant to the provisions set forth in Clause Twenty. The pertinent payment shall be made with value date on the Payment Date. The Amount Payable thus calculated shall accrue interest at the Ordinary Interest Rate from the Accelerated Maturity Date through the Payment Date.

            15.2. Netting of the Amount Payable. The Party owed the amount of the Amount Payable may net such amount against any amount it owes to the other Party pursuant to any agreement other than the Agreement.

            15.3. Application for payment of the Amount Payable. The Parties mutually and expressly authorize each other to apply for the payment of the Amount Payable owed by the other Party, as appropriate, before the netting referred to in the foregoing paragraph that has not been paid within five (5) Business Days following the Payment Date, any balances, deposits [or other] type of account in any currency that the debtor Party has on the books of the creditor Party, or on the books of any of their agencies, branches, representative offices or establishments, expressly and irrevocably empowering the creditor Party to, without prior notice, reduce or cancel the balances to pay the debt, paying and transferring the amount necessary to the creditor Party and liquidating securities or other types of securities or rights or deposits, including time deposits that the debtor Party has or may have with the creditor Party. The creditor Party shall inform the debtor Party of the breakdown of the netting performed.

17

PD1450978

            SIXTEEN.- GENERAL.

            16.1. Absence of Legal Proceedings or Arbitration. The Parties represent that neither they nor their Guarantors are party to any legal proceeding or arbitration whatsoever and they are not aware of the existence of any lawsuits or arbitration pending or expected against them that might affect their capacity to perform their respective obligations pursuant to the Agreement.

            16.2. Waiver. The delay by the Parties in exercising the rights and actions deriving from the Agreement, shall not in any way whatsoever imply a waiver of such rights and actions. The one-off or partial exercise of any right or power shall not prejudice the existence and subsequent exercise of such right or power, nor any other set forth in the Agreement.

            The aforesaid rights or powers deriving from this Agreement do not exclude any rights or actions that prevailing law may recognize in favor of the Parties, which shall not be altered.

            16.3. Void or Voidable Clauses. If a Clause of the Agreement becomes void or voidable pursuant to applicable law, such Clause shall be understood not to have been included or shall be modified, and the rest of the Agreement shall be valid and enforceable unless the nature or purpose of the Agreement is frustrated by such Clause.

            16.4. Delivery of Documentation. The Parties undertake to provide any document set forth in Exhibit I and/or in the pertinent Confirmation on the date specified for such delivery.

            16.5. Obligation to Obtain Authorizations. The Parties undertake to obtain and maintain in force such authorizations as may be necessary for the validity and full enforceability of the Agreement.

            16.6. Awareness of the Risks Associated with the Transactions. The Parties state they are aware of and accept the risks inherent in or that may derive from the Transactions governed by this Master Agreement. Each of the Parties states that it has not been advised by the other Party regarding the benefits or advisability of executing any of the Transactions, and such Transactions are executed based on the estimates and calculations of risks performed by the Parties themselves.

            SEVENTEEN. ASSIGNMENT.

            The Parties may not assign all or any portion of this Agreement without the written consent of the other Party.

            Notwithstanding the foregoing, the rights to receive payments and/or deliveries that either of the Parties has pursuant to the Agreement may be assigned without requiring the consent of the other Party provided that this does not imply any prejudice for the other Party.

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            EIGHTEEN. RECORDINGS.

            The Parties authorize each other to record telephone conversations that they have with each other with respect to the Agreement or to the Transactions, and to use such recordings as means of proof for any incidence or arbitration and/or legal proceeding that may arise directly or indirectly between the Parties.

            NINETEEN. EXPENSES.

            All expenses, including valuation and tax expenses, incurred by the other Party as a result of the defense and/or enforcement of its rights pursuant to the Agreement, of the Guarantee or of the accelerated maturity of any Transaction, expressly including the professional fees of attorneys, legal representatives, experts and, as appropriate, notaries, or any other expense that may be incurred, shall be for account of the Party that has breached its obligations deriving from the Agreement.

            TWENTY. NOTIFICATIONS.

            For purposes of the notifications to be sent pursuant to the Agreement, the Parties agree that any means providing evidence of receipt may be used, with the notification obligation deemed to have been performed by sending a letter or telegram with acknowledgement of receipt, telex or fax sent to the respective domiciles or indications set forth in Exhibit I, with the acknowledgement of receipt of the letter or telegram or the original of the telex evidencing its receipt by means of the pertinent indications constituting reliable proof of the notification.

            In any case, with respect to the effective date of the notifications, notifications made by fax shall be followed by the sending of the original text by telegram or letter with acknowledgement of receipt and shall be deemed effective as of the date shown on said acknowledgement of receipt pursuant to the foregoing paragraph.

            For purposes of the Agreement, the Parties indicate as their domicile and telex and fax numbers valid for any notification those that they indicate in Exhibit I.

            Any change or modification to the domiciles or indications set forth in Exhibit I shall be reported to the other Party by any of the means indicated above, and such change or modification shall not take effect until the acknowledgement of receipt of the change or modification has been received.

            If the day the notification is received is not a business day, the notification shall be understood to take effect the next Business Day.

19

PD1450977

            TWENTY ONE. VALIDITY.

            21.1. Entry into Force and Retroactive Effects. This Master Agreement shall enter into force and take effect as of the date set forth in the heading. Notwithstanding the foregoing, the effects of the Agreement may be applied retroactively if the Parties so expressly agree in Exhibit I as of the date indicated therein, and thus all the Transactions executed by the Parties between the date set forth in Exhibit I and that of the heading of this Master Agreement are covered by this Master Agreement, or those that the Parties expressly specify in Exhibit I are covered by this Master Agreement.

            21.2. Termination. This Master Agreement shall be in force and shall have full effect until such time as either of the Parties notifies the other Party of its desire to terminate it at least thirty (30) calendar days prior to the termination date indicated by the notifying Party. The termination of this Master Agreement shall not affect the Transactions executed hereunder, which shall continue to be governed by the Clauses of this Agreement and the specific terms hereof.

            TWENTY TWO. APPLICABLE LAW.

            The Agreement shall be subject to and interpreted pursuant to Spanish law.

            TWENTY THREE. JURISDICTION.

            23.1. Arbitration Agreement. The Parties, if they so set forth in Exhibit I, may submit any conflicts or disputes that may arise with respect to the Agreement, or the interpretation, performance or enforcement thereof, to Arbitration pursuant to the provisions set forth in said Arbitration Agreement.

            23.2. Jurisdiction. In the event that they do not stipulate an Arbitration Agreement, the Parties, waiving their own jurisdiction, submit to the jurisdiction and competence of the Courts and Tribunals set forth in Exhibit I.

            In witness whereof, the Parties execute this Master Agreement in two copies, in the place and on the date indicated in the heading.

For ACCIONA, S.A.:

/s/ Valentin Francisco Montoya Moya	/s/ Juan Gallardo Cruces
Signed: Mr. Valentin Francisco Montoya Moya	Signed: Mr. Juan Gallardo Cruces

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

- - 21 -

The Lending Institutions:

For BNP PARIBAS, Branch in Spain

/s/ José Gefaell Chamochin	/s/ Jose Serrano-Suñer de Hoyos
Signed: Mr. José Gefaell Chamochin	Signed: Mr. Jose Serrano-Suñer de Hoyos

For THE ROYAL BANK OF SCOTLAND, PLC

/s/ Jose María Arana Arbide	/s/ Francisco Javier Sierra Sopranis
Signed: Mr. Jose María Arana Arbide	Signed: Mr. Francisco Javier Sierra Sopranis

For CALYON, Branch in Spain

/s/ Rolando Menor Aguilera	/s/ Javier Álvarez-Rendueles Villar
Signed: Mr. Rolando Menor Aguilera	Signed: Mr. Javier Álvarez-Rendueles Villar

  For BANCO BILBAO VIZCAYA ARGENTARIA, S.A.:

21

PD1450976

/s/ Fernando Vazquez de la Puerta	/s/ Juan Gortazar Sánchez-Torres
Signed: Mr. Fernando Vazquez de la Puerta	Signed: Mr. Juan Gortazar Sánchez-Torres

For BANCA IMI S.P.A.:

/s/ José Guardo Galdón
Signed: Mr. José Guardo Galdón

For NATEXIS BANQUES POPULAIRES, Branch in Spain

/s/ Ricardo Teissiere Carrión	/s/ José Luís Sánchez García
Signed: Mr. Ricardo Teissiere Carrión	Signed: Mr. José Luís Sánchez García

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID
NIHIL PRIUS FIDE

EXHIBIT I

TO THE

MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS

between

THE ROYAL BANK OF SCOTLAND PLC (hereinafter, "RBS")

and

ACCIONA, S.A. (hereinafter, the "Client")

December 21, 2006

23

PD1450975

1.             Late Interest Rate. For purposes of the determination of the Late Interest Rate defined in Clause 1.2., the applicable spread shall be 2%.

With respect to the definition of “Late Interest Rate,” the Parties expressly agree to delete the wording of the phrase “that shall be the sum of the 1-day interbank rate in the currency in which the payment should have been made that the creditor Party thereof has not received, plus the spread set forth in Exhibit I " and replace it with the following wording: “that shall be the sum of the 1-day EONIA in the currency in which the payment should have been made that the creditor Party thereof has not received, plus the spread set forth in Exhibit I. For purposes of this Master Agreement, EONIA shall be understood to be the Euro Overnight Index Average calculated by the European Central Bank and published by BRIDGE.”

2.             Settlement by Netting. For the purposes of Clause Five, the Parties set forth that settlement by netting shall not be applicable to two or more Transactions, except as expressly agreed upon by the Parties.

3.             Domicile for Confirmations and Notifications.

 RBS sets forth as its domicile for Confirmations and notifications:

Name of the Institution To the attention of: Domicile: Telephone: Fax:	The Royal Bank of Scotland plc C/O RBS Financial Markets, Derivatives’ Confirmations Department Level 4, 135 Bishopsgate, London EC 2M 3UR + 44 20 7375 5000 + 44 20 7375 5050

 The Client sets forth as its domicile for Confirmations and notifications:

Name of the Institution To the attention of: Domicile:	FINANZAS DOS, S.A. Juan Gallardo/José Ángel Tejero Avda. Europa, 18 Parque Empresarial La Moraleja 28108 Alcobendas

[stamp:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID
NIHIL PRIUS FIDE

- 3 -

Madrid

Telephone:	91 663 2355

Fax:	91 663 2929

4.	Guarantor. Those that pertain in each case pursuant to the provisions set forth in paragraph 4 above.

 5.        Calculation Agent. The Calculation Agent shall be RBS. Breach of the Calculation Agent’s obligations shall not in any case be deemed Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties among those set forth in Clause 9, nor Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances among those set forth in Clause 10 of this Master Agreement.

 6.        Maximum Amount. For the purposes of Clause 9.6.1. and/or 9.6.2., Maximum Amount is set forth as any amount for the Client. Clause 9.6 shall apply exclusively to the Client.

7.	Documents to be Delivered. For the purposes of Clause 16.4., the Parties undertake to deliver the following documentation:

* Copies of the instruments conferring powers		Yes
upon the signatories, duly recorded in the
Commercial Registry.
* Signature acknowledgement pages or cards or		Yes
photocopies of the identity documents of the
signatories showing their signatures clearly.

8.	Situations of Insolvency. For purposes of the provisions set forth in Clauses 9.7.2. and 9.7.5., an amount equal to or greater than any amount for the Client is set forth.

 9.        Other Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties. Pursuant to the provisions set forth in Clause 9.11., the Parties set forth the following additional Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties:

10.1 [sic] In the event that any of the Grounds for Accelerated Maturity set forth in Clause 27 of the Loan Agreement should occur and such grounds have not been cured by the deadline set forth therein. Thus, the Grounds for Accelerated Maturity described in Clause 27 of the Loan Agreement shall be deemed additional Grounds for Accelerated Maturity of the Master Agreement. The Client expressly acknowledges that consideration as grounds for accelerated maturity for purposes of this clause shall not be altered by the circumstance resulting in the grounds for accelerated maturity in question also occurring for any other third parties other than the Client, and, therefore, that all the circumstances and breaches

25

PD1450974

described in the Loan Agreement as constituting Grounds for Accelerated Maturity shall imply the application of this agreement, regardless of whether or not these circumstances or breaches affect or are due to any other third parties other than the Client. For these purposes and for greater clarity, the references made in said Clause 27 of the Loan Agreement to the Borrower and to the Agent or to the Lending Institutions shall be understood to be made to the Master Agreement, to the Client and to RBS, respectively, when this is applicable. Specifically, the references made therein to the Agent or to the Majority of Lending Institutions shall be understood to be made to RBS for the purposes set forth herein.

10.        Other Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen. Pursuant to the provisions set forth in Clause 10.3., the Parties set forth the following additional Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen:

  Illegality that has arisen, when, subsequent to the execution date of a Transaction, new legal or regulatory provisions applicable thereto are adopted or the legal or administrative interpretation of such provisions is modified so that it becomes illegal for either of the Parties (hereinafter, the “Affected Party”) to make or receive the payment or delivery due pursuant to such Financial Transaction, or to perform any other obligation deriving therefrom.
  The foregoing shall not apply when the illegality is triggered as a result of the breach by either of the Parties of the obligation to keep all the authorizations necessary pursuant to this Agreement in force.

11.        Specified Institutions. For all purposes set forth in the Agreement:

RBS designates as Specified Institutions: None. The Client designates as Specified Institutions: None

12.        Certain Financial Agreements. For the purposes of Clause 9.5., “Certain Financial Agreements” shall be understood to be the Loan Agreement and the Coordination Agreement and Guarantees identified in paragraph 4 above and all such agreements as are directly related to the financing extended under such loan.

13.        Retroactive Effects. For purposes of the provisions set forth in Clause 21.1., the effects of this Master Agreement take effect as from the date set forth in the heading, and no prior Transaction entered into by and between the Client and RBS is covered hereunder.

14.        Jurisdiction. For any issues and disputes that may arise with respect to the validity, interpretation or performance of this agreement, or of the confirmations of the transactions that may be executed hereunder, the Parties, expressly waiving their own jurisdiction and any other jurisdiction to which they may be entitled, submit to the jurisdiction and competence of the Courts and Tribunals of Madrid.

15.	Additional Provisions.

16.1	[sic] The Parties state that certain spelling errors have occurred in Exhibit II DEFINITIONS FOR THE INTERPRETATION OF THE CONFIRMATIONS DOCUMENTED PURSUANT TO THE MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS

[stamp:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

         and agree to the correction thereof as set forth below:

(i) In the definition of “Floor Amount Payable,” the formula for the calculation thereof set forth in Exhibit II is deemed replaced by the following formula:

         (ii) The definition of Floor Amount Payable that is set forth in Exhibit II to this Agreement is modified by the Parties as follows:

         The last sentence of said definition shall read as follows:

         “The resulting amount shall only be enforced in the event that the Benchmark Rate is lower than the Floor Rate”

16.2      Voluntary Accelerated Maturity of the Loan Agreement.

(a) If, pursuant to the terms and conditions set forth in the Loan Agreement, the accelerated maturity of the entire loan should be triggered, the Client undertakes, if RBS should so request, to cancel the Transactions subject to this Master Agreement at the time or once such accelerated maturity is triggered. For such purposes, the Parties agree that the provisions set forth in Clause 14 of the Master Agreement shall apply, and RBS shall be deemed the Party not in breach. Any costs incurred as a result of the cancellation or accelerated maturity of all the open Transactions shall be for account of the Client.

(b) If, pursuant to the terms and conditions set forth in the Loan Agreement, any partial accelerated maturity thereof should be triggered, the Client undertakes, if RBS should so request, to modify the terms of the Transactions executed pursuant to this Master Agreement to whatever extent should be necessary, and in particular reducing the notional amount thereof proportionally to the repayment made, such that the financial equivalence for the two Parties is maintained at all times. Any costs incurred as a result of the partial cancellation or accelerated maturity of such Transactions shall be for account of the Client.

16.4 [sic]           Incorporation by Reference.

The provisions set forth in the Payments Clause, in the Representations and Warranties Clause, in the Obligations Clause, in the Change of Circumstances Clause and in the Taxes Clause of the Loan Agreement shall apply to this Master Agreement mutatis mutandis and are incorporated by reference. Nonetheless, in these cases as well as in any other incorporations by reference to the Clauses of the Loan Agreement mentioned in this Master Agreement, the references made in such Clauses to the Agreement to the Borrower and to the Agent or to the Lending Institutions shall be understood to be made to the Master Agreement, to the Client and to RBS, respectively, when this is applicable. The guarantees and promises of guarantees executed pursuant to the Guarantees’ Agreement on this same date before the Notary of Madrid Mr. José Miguel García Lombardía (“Guarantees”) secure or shall secure, as appropriate, the performance of the obligations that for the Client and in favor of RBS derive from this Master Agreement and from the Transactions formalized hereunder, pursuant to the terms agreed upon by the Parties.

PD1450973

16.5      Additional Obligations of the Parties.

(a) Maintain this Master Agreement and the rights deriving therefrom for RBS with at least the same preferences, privileges and seniority as those deriving or that could derive for the Lending Institutions pursuant to the Loan Agreement.

(b) Extend to RBS, in its capacity as counterparty under this Master Agreement, any Guarantee that the Client may grant in connection with the Loan Agreement.

(c) The Parties undertake not to disclose to third parties any information whatsoever with respect to this Agreement. except in response to a court or administrative order or to comply with applicable law. Such prohibition shall not apply to third parties interested in acquiring a participation in this Agreement who are eligible to do so pursuant to the provision set forth herein, provided that such third parties have executed the pertinent confidentiality agreement.

16.6    “Settlement Currency” means the euro.

16.7    Taxes. Any payments to be made pursuant to this Agreement shall be made with no prior deductions or withholdings for or on account of any Tax, unless such deduction or withholding is required by law. In the event that either of the Parties should be required by law to deduct or withhold, it shall so notify the other Party immediately, providing notice at least fifteen (15) Business Days prior to the next payment date. Moreover, the Party that is required by law to deduct or withhold shall send to the other Party a certificate or similar document evidencing the payment of the Tax to the appropriate tax authorities.

In the event that the Party that is required by law to deduct or withhold should fail to notify the other Party of its obligation at least fifteen (15) Business Days prior to the next payment date, the Party that must make the deduction or withholding shall pay the other Party, together with the amounts owed under this Agreement, the additional amounts necessary for the other Party to receive a net amount equivalent to the total amount it would have received had there been no deduction or withholding.

16.      Awareness of the Risks Associated with the Transactions. The Parties agree to replace paragraph 16.6 of Clause Sixteen of the Master Agreement with the following:

"The Parties state they are fully aware of the risk of volatility inherent in the execution of Transactions whose market value may fluctuate rapidly as a result of fluctuations in interest rates, exchange rates or other parameters relevant to the financial markets. They further state that they are aware that the obligations deriving from the Transactions require appropriate actions and constant monitoring of the trend of the financial markets and of the positions that the Parties take thereon, for which sufficient means and knowledge regarding the operation of such markets are necessary.

Each of the Parties represents that it is acting on its own behalf, and that in order to enter into the Transactions it has made its own decisions and performed its own estimates and calculations of risks, as well as the pertinent analysis to determine if the Transaction is appropriate for it according to its own judgment and that of its advisors, when it has deemed appropriate the intervention of such advisors. Each of the Parties represents that it is not based on any communication whatsoever (either verbal or written) from the other party in the form of financial advice nor has it been advised by the other Party regarding the benefits or advisability of executing any of the Transactions. In this regard, the

[stamp:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

information about and explanation of the terms and conditions of a Transaction shall not be deemed financial advice or a recommendation to execute the Transaction. No communication (either verbal or written) received from the other Party shall be deemed a guarantee or commitment regarding the expected results of the Transaction.

The Parties represent that they are capable of assessing the risks of each Transaction (either on their own or with the help of financial advisors) and they represent that they are aware of and accept the risks that they assume and that they have the capacity to assume such risks.

Finally, the Parties represent that they are familiar with the recommendation of the Basel Committee of the Bank for International Settlements with respect to the advisability of entering into the financial Transactions that are the purpose of this Agreement under master agreements that set forth the existence of a single business relationship for purposes of termination and settlement, as appropriate, of the contractual positions of the Parties, notwithstanding the coexistence within such single business relationship of several financial transactions."

17.       Enforcement procedures.

(a) Loan account and evidentiary value of the balance due and payable.

For purposes of this Master Agreement, RBS will open a special account to record accruals and payments pursuant to this Master Agreement and monitor the balance thereof at all times.

Notations pertaining to amounts accrued but not yet due may be posted each day or all at once for any period of time.

The Client acknowledges and expressly accepts that the balances resulting from the aforementioned credit account, duly certified by RBS shall be valid as evidence in court, barring any error, pursuant to the express agreement set forth in the following paragraph.

(b)       Calculation of the balance due and payable and court enforcement.

The Parties expressly agree that the calculation to determine the liquid, due and payable amount owed by the Client to RBS pursuant to this Master Agreement (pursuant to articles 571 and 572 of Law 1/2000, of January 7, on Civil Procedure), for purposes of the payment and of the enforcement action or for purposes of in- or out-of-court claims, shall be performed by RBS. To such end, RBS shall issue the pertinent certification, including the balance owed by the Client to RBS, pursuant to a calculation of the loan account referred to in the foregoing paragraph. The amount due and payable resulting from such calculation shall be notified to the Client pursuant to the provisions set forth in Article 572.2, end, of said law.

The certificate or first copy of the instrument including the confirmation or, as appropriate, this Master Agreement, issued including the formalities set forth in Law 1/2000, of January 7, on Civil Procedure shall be an enforceable instrument, and it shall be accompanied by the following documents:

a. Certification issued by the Notary that has issued the certificate or notarized the instrument evidencing that such certificate or instrument agrees with the entries in his/her Log Book and the date of such entries.

29

PD1450972

b. The certification referred to in the first paragraph of this section stating the balance of the account resulting from the calculation made by RBS. The Notary acting at the request of RBS shall evidence in said certification that the calculation of the Client’s debt was performed in the fashion agreed upon by the Parties set forth in this Master Agreement.

c. The statement of the debit and credit entries and those pertaining to the application of interest that determine the specific balance for which enforcement is sought.

d. The document evidencing having notified the Client the amount due and payable pursuant to the provisions set forth in the first paragraph of this section.

All taxes, expenses and customs duties that may accrue or may be incurred in connection with the notarial instruments referred to in the foregoing paragraph shall be for account of the Client.

In witness whereof, the Parties execute this Exhibit, which, for all pertinent intents and purposes, shall be deemed an integral part of the Master Agreement, in two copies, in the place and on the date indicated at the beginning.

ACCIONA S.A.	THE ROYAL BANK OF SCOTLAND PLC

/s/ Juan Gallardo Cruces	[signature] [signature]
Mr. Juan Gallardo Cruces

/s/ Valentín Montoya Moya
Mr. Valentín Montoya Moya

- [stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

EXHIBIT I

TO THE

MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS

between

BNP PARIBAS BRANCH IN SPAIN (hereinafter, "PROVIDER OF THE DERIVATIVE")

and

ACCIONA, S.A. (hereinafter, the "Client")

December 21, 2006

31

PD1450971

1.          Late Interest Rate. For purposes of the determination of the Late Interest Rate defined in Clause 1.2. , the applicable spread shall be 2%.

2.          Settlement by Netting. For the purposes of Clause Five, the Parties set forth that settlement by netting shall not be applicable to two or more Transactions, except as expressly agreed upon by the Parties.

3.          Domicile for Confirmations and Notifications.

BNP PARIBAS Branch in Spain sets forth as its domicile for Confirmations and notifications:

Name of the Institution	The Royal Bank of Scotland plc

To the attention of:	Back - Office

Domicile:	Ribera del Loira 28, 28042 Madrid

Telephone:	34-913888159

Fax:	34-913888110

The Client sets forth as its domicile for Confirmations and notifications:

Name of the Institution	ACCIONA, S.A.

To the attention of:	Juan Gallardo/José Ángel Tejero

Domicile:	Avda. Europa, 18

Parque Empresarial La Moraleja

28108 Alcobendas

Madrid

Telephone:	91 663 2355

Fax:	91 663 2929

4.          Guarantor. Those that pertain in each case pursuant to the provisions set forth in paragraph 4 above.

5.          Calculation Agent. The Calculation Agent shall be PROVIDER OF THE DERIVATIVE. Breach of the Calculation Agent’s obligations shall not in any case be deemed Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties among those

[stamp:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

set forth in Clause 9, nor Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances among those set forth in Clause 10 of this Master Agreement.

6.          Maximum Amount. For the purposes of Clause 9.6.1. and/or 9.6.2., Maximum Amount is set forth as an amount equal to or greater than ONE HUNDRED MILLION euros (€100,000,000) or the equivalent thereof in any other currency for BNP PARIBAS Branch in Spain and ONE HUNDRED MILLION euros (€100,000,000) or the equivalent thereof in any other currency for the Client.

7.	Documents to be Delivered. For the purposes of Clause 16.4., the Parties undertake to deliver the following documentation:

* Copies of the instruments conferring powers	Yes
upon the signatories, duly recorded in the
Commercial Registry.
* Signature acknowledgement pages or cards or	Yes
photocopies of the identity documents of the
signatories showing their signatures clearly.

8.          Situations of Insolvency. For purposes of the provisions set forth in Clauses 9.7.2. and 9.7.5., an amount equal to or greater than ONE HUNDRED MILLION euros (€ 100,000,000) or the equivalent thereof in any other currency for BNP PARIBAS Branch in Spain and ONE HUNDRED MILLION euros (€ 100,000,000) or the equivalent thereof in any other currency for the Client is set forth.

9.          Other Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties.  Pursuant to the provisions set forth in Clause 9.11., the Parties set forth the following additional Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties:

10.1 [sic] In the event that any of the Grounds for Accelerated Maturity set forth in Clause 27 of the Loan Agreement should occur and such grounds have not been cured by the deadline set forth therein. Thus, the Grounds for Accelerated Maturity described in Clause 27 of the Loan Agreement shall be deemed additional Grounds for Accelerated Maturity of the Master Agreement. The Client expressly acknowledges that consideration as grounds for accelerated maturity for purposes of this clause shall not be altered by the circumstance resulting in the grounds for accelerated maturity in question also occurring for any other third parties other than the Client, and, therefore, that all the circumstances and breaches described in the Loan Agreement as constituting Grounds for Accelerated Maturity shall imply the application of this agreement, regardless of whether or not these circumstances or breaches affect or are due to any other third parties other than the Client. For these purposes and for greater clarity, the references made in said Clause 27 of the Loan Agreement to the Borrower and to the Agent or to the Lending Institutions shall be understood to be made to the Master Agreement, to the Client and to BNP PARIBAS Branch in Spain, respectively, when this is applicable. Specifically, the references made therein to the Agent or to the Majority of Lending Institutions shall be understood to be made to BNP PARIBAS Branch in Spain for the purposes set forth herein.

33

PD1450970

10.          Other Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen. Pursuant to the provisions set forth in Clause 10.3., the Parties set forth the following additional Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen: Not Applicable.

11.          Specified Institutions. For all purposes set forth in the Agreement:

BNP PARIBAS Branch in Spain designates as Specified Institutions: None.

The Client designates as Specified Institutions: None

12.          Certain Financial Agreements. For the purposes of Clause 9.5., “Certain Financial Agreements” shall be understood to be the Loan Agreement and the Coordination Agreement and Guarantees identified in paragraph 4 above and all such agreements as are directly related to the financing extended under such loan.

13.          Retroactive Effects. For purposes of the provisions set forth in Clause 21.1., the effects of this Master Agreement take effect as from the date set forth in the heading, and no prior Transaction entered into by and between the Client and BNP PARIBAS Branch in Spain is covered hereunder.

14.          Jurisdiction. For any issues and disputes that may arise with respect to the validity, interpretation or performance of this agreement, or of the confirmations of the transactions that may be executed hereunder, the Parties, expressly waiving their own jurisdiction and any other jurisdiction to which they may be entitled, submit to the jurisdiction and competence of the Courts and Tribunals of Madrid.

15.          Additional Provisions.

16.1	[sic] The Parties state that certain spelling errors have occurred in Exhibit II DEFINITIONS FOR THE INTERPRETATION OF THE CONFIRMATIONS DOCUMENTED PURSUANT TO THE MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS and agree to the correction thereof as set forth below:

(i) In the definition of “Floor Amount Payable,” the formula for the calculation thereof set forth in Exhibit II is deemed replaced by the following formula:

(ii) The definition of Floor Amount Payable that is set forth in Exhibit II to this Agreement is modified by the Parties as follows:

         The last sentence of said definition shall read as follows:

“The resulting amount shall only be enforced in the event that the Benchmark Rate is lower than the Floor Rate”

16.2        Negative Interest Rates.

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

The Parties agree that, if in a given Calculation Period for a Transaction, either of the two Parties should be bound to pay a Floating Amount and such amount turns out to be a negative amount (the “Negative Rate Payer"), and that is because of any of the following circumstances: (i) due to a quoted negative Floating Rate or (ii) due to the application of a Spread to the Floating Rate, then the Floating Amount payable by the Negative Rate Payer for that Calculation Period shall be deemed to be zero. And, in turn, the Party that, in principle, will receive such negative Floating Amount (the "Receiver of Negative Rate") will have to pay the Negative Rate Payer the absolute value of the negative Floating Amount according to its calculation, in addition to any other amount owed for that Calculation Period with respect to that Transaction on the Settlement Date on which the Floating Amount would have been due if it had been a positive number.

Any other amount payable by the Receiver of Negative Rate with respect to the absolute value of the negative Floating Amount shall be made in the currency in which the Floating Amount would have been paid if it had been an Amount with a positive sign, without taking into account the currency in which the Receiver of Negative Rate would have been bound to make its payments and into the amount designated by the institution receiving such payment.

16.3     Voluntary Accelerated Maturity of the Loan Agreement.

(a) If, pursuant to the terms and conditions set forth in the Loan Agreement, the accelerated maturity of the entire loan should be triggered, the Client undertakes, if BNP PARIBAS Branch in Spain should so request, to cancel the Transactions subject to this Master Agreement at the time or once such accelerated maturity is triggered. For such purposes, the Parties agree that the provisions set forth in Clause 14 of the Master Agreement shall apply, and BNP PARIBAS Branch in Spain shall be deemed the Party not in breach. Any costs incurred as a result of the cancellation or accelerated maturity of all the open Transactions shall be for account of the Client.

(b) If, pursuant to the terms and conditions set forth in the Loan Agreement, any partial accelerated maturity thereof should be triggered, the Client undertakes, if BNP PARIBAS Branch in Spain should so request, to modify the terms of the Transactions executed pursuant to this Master Agreement to whatever extent should be necessary, and in particular reducing the notional amount thereof proportionally to the repayment made, such that the financial equivalence for the two Parties is maintained at all times. Any costs incurred as a result of the partial cancellation or accelerated maturity of such Transactions shall be for account of the Client.

16.4     Incorporation by Reference.

The provisions set forth in the Payments Clause, in the Representations and Warranties Clause, in the Obligations Clause, in the Change of Circumstances Clause and in the Taxes Clause of the Loan Agreement shall apply to this Master Agreement mutatis mutandis and are incorporated by reference. Nonetheless, in these cases as well as in any other incorporations by reference to the Clauses of the Loan Agreement mentioned in this Master Agreement, the references made in such Clauses to the Agreement to the Borrower and to the Agent or to the Lending Institutions shall be understood to be made to the Master Agreement, to the Client and to BNP PARIBAS Branch in Spain, respectively, when this is applicable. The guarantees and promises of guarantees executed pursuant to the Guarantees’ Agreement on this same date before the Notary of Madrid Mr. José Miguel García Lombardía (“Guarantees”)

35

PD1450969

secure or shall secure, as appropriate, the performance of the obligations that for the Client and in favor of BNP PARIBAS Branch in Spain derive from this Master Agreement and from the Transactions formalized hereunder, pursuant to the terms agreed upon by the Parties.

16.5     Additional Obligations of the Parties.

(a) Maintain this Master Agreement and the rights deriving therefrom for BNP PARIBAS Branch in Spain with at least the same preferences, privileges and seniority as those deriving or that could derive for the Lending Institutions pursuant to the Loan Agreement.

(b) Extend to BNP PARIBAS Branch in Spain, in its capacity as counterparty under this Master Agreement, any Guarantee that the Client may grant in connection with the Loan Agreement.

(c) The Parties undertake not to disclose to third parties any information whatsoever with respect to this Agreement. except in response to a court or administrative order or to comply with applicable law. Such prohibition shall not apply to third parties interested in acquiring a participation in this Agreement who are eligible to do so pursuant to the provision set forth herein, provided that such third parties have executed the pertinent confidentiality agreement.

16.      Awareness of the Risks Associated with the Transactions. The Parties agree to replace paragraph 16.6 of Clause Sixteen of the Master Agreement with the following:

"The Parties state they are fully aware of the risk of volatility inherent in the execution of Transactions whose market value may fluctuate rapidly as a result of fluctuations in interest rates, exchange rates or other parameters relevant to the financial markets. They further state that they are aware that the obligations deriving from the Transactions require appropriate actions and constant monitoring of the trend of the financial markets and of the positions that the Parties take thereon, for which sufficient means and knowledge regarding the operation of such markets are necessary.

Each of the Parties represents that it is acting on its own behalf, and that in order to enter into the Transactions it has made its own decisions and performed its own estimates and calculations of risks, as well as the pertinent analysis to determine if the Transaction is appropriate for it according to its own judgment and that of its advisors, when it has deemed appropriate the intervention of such advisors. Each of the Parties represents that it is not based on any communication whatsoever (either verbal or written) from the other party in the form of financial advice nor has it been advised by the other Party regarding the benefits or advisability of executing any of the Transactions. In this regard, the information about and explanation of the terms and conditions of a Transaction shall not be deemed financial advice or a recommendation to execute the Transaction. No communication (either verbal or written) received from the other Party shall be deemed a guarantee or commitment regarding the expected results of the Transaction.

The Parties represent that they are capable of assessing the risks of each Transaction (either on their own or with the help of financial advisors) and they represent that they are aware of and accept the risks that they assume and that they have the capacity to assume such risks.

Finally, the Parties represent that they are familiar with the recommendation of the Basel Committee of the Bank for International Settlements with respect to the advisability of entering into the

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

financial Transactions that are the purpose of this Agreement under master agreements that set forth the existence of a single business relationship for purposes of termination and settlement, as appropriate, of the contractual positions of the Parties, notwithstanding the coexistence within such single business relationship of several financial transactions."

17.       Enforcement procedures.

(a)        Loan account and evidentiary value of the balance due and payable.

For purposes of this Master Agreement, BNP PARIBAS Branch in Spain will open a special account to record accruals and payments pursuant to this Master Agreement and monitor the balance thereof at all times.

Notations pertaining to amounts accrued but not yet due may be posted each day or all at once for any period of time.

The Client acknowledges and expressly accepts that the balances resulting from the aforementioned credit account, duly certified by BNP PARIBAS Branch in Spain shall be valid as evidence in court, barring any error, pursuant to the express agreement set forth in the following paragraph.

(b)       Calculation of the balance due and payable and court enforcement.

The Parties expressly agree that the calculation to determine the liquid, due and payable amount owed by the Client to BNP PARIBAS Branch in Spain pursuant to this Master Agreement (pursuant to articles 571 and 572 of Law 1/2000, of January 7, on Civil Procedure), for purposes of the payment and of the enforcement action or for purposes of in- or out-of-court claims, shall be performed by BNP PARIBAS Branch in Spain. To such end, BNP PARIBAS Branch in Spain shall issue the pertinent certification, including the balance owed by the Client to BNP PARIBAS Branch in Spain, pursuant to a calculation of the loan account referred to in the foregoing paragraph. The amount due and payable resulting from such calculation shall be notified to the Client pursuant to the provisions set forth in Article 572.2, end, of said law.

The certificate or first copy of the instrument including the confirmation or, as appropriate, this Master Agreement, issued including the formalities set forth in Law 1/2000, of January 7, on Civil Procedure shall be an enforceable instrument, and it shall be accompanied by the following documents:

a.	Certification issued by the Notary that has issued the certificate or notarized the instrument evidencing that such certificate or instrument agrees with the entries in his/her Log Book and the date of such entries.

b.	The certification referred to in the first paragraph of this section stating the balance of the account resulting from the calculation made by BNP PARIBAS Branch in Spain. The Notary acting at the request of BNP PARIBAS Branch in Spain shall evidence in said certification that the calculation of the Client’s debt was performed in the fashion agreed upon by the Parties set forth in this Master Agreement.

37

PD1450968

c.	The statement of the debit and credit entries and those pertaining to the application of interest that determine the specific balance for which enforcement is sought.

d.	The document evidencing having notified the Client the amount due and payable pursuant to the provisions set forth in the first paragraph of this section.

All taxes, expenses and customs duties that may accrue or may be incurred in connection with the notarial instruments referred to in the foregoing paragraph shall be for account of the Client.

In witness whereof, the Parties execute this Exhibit, which, for all pertinent intents and purposes, shall be deemed an integral part of the Master Agreement, in two copies, in the place and on the date indicated at the beginning.

ACCIONA S.A.	BNP PARIBAS Branch in Spain

/s/ Juan Gallardo Cruces	/s/ José Gefaell Chamocin
Mr. Juan Gallardo Cruces	Mr. José Gefaell Chamocin

/s/ José Serrano Suñer
Mr. José Serrano Suñer

/s/ Valentín Montoya
Mr. Valentín Montoya

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

EXHIBIT I

TO THE

MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS

between

CALYON, BRANCH IN SPAIN (hereinafter, "CALYON")

and

ACCIONA, S.A. (hereinafter, the "Client")

December 21, 2006

39

PD1450967

1.         Late Interest Rate. For purposes of the determination of the Late Interest Rate defined in Clause 1.2., the applicable spread shall be 2%.

2.         Settlement by Netting. For the purposes of Clause Five, the Parties set forth that settlement by netting shall not be applicable to two or more Transactions, except as expressly agreed upon by the Parties.

3.         Domicile for Confirmations and Notifications.

CALYON sets forth as its domicile for Confirmations and notifications:

Name of the Institution	CALYON

To the attention of:	Timothy Bermejo/Jesús Alocén

Domicile:	Paseo de la Castellana, 1 (28046 MADRID)

Telephone:	91.432.73.95

Fax:	91.432.75.02

The Client sets forth as its domicile for Confirmations and notifications:

Name of the Institution	ACCIONA, S.A.

To the attention of:	Juan Gallardo/José Ángel Tejero

Domicile:	Avda. Europa, 18, - 28108 MADRID

Telephone:	91.663.23.55

Fax:	91.663.29.29

4.         Guarantee. Not applicable.

5.         Guarantor. Not applicable.

6.         Calculation Agent. The Calculation Agent shall be CALYON. Breach of the Calculation Agent’s obligations shall not in any case be deemed Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties among those set forth in Clause 9, nor Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances among those set forth in Clause 10 of this Master Agreement.

7.         Maximum Amount. For the purposes of Clause 9.6.1. Maximum Amount is set forth as an amount equal to or greater than ONE HUNDRED MILLION euros (€ 100,000,000) CALYON [sic] or the equivalent thereof in any other currency for the Client.

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

8.         Documents to be Delivered. For the purposes of Clause 16.4., the Parties undertake to deliver the following documentation:

* Copies of the instruments conferring powers	Yes
upon the signatories, duly recorded in the
Commercial Registry.
* Signature acknowledgement pages or cards or	Yes
photocopies of the identity documents of the
signatories showing their signatures clearly.

9.         Situations of Insolvency. For purposes of the provisions set forth in Clauses 9.7.2. and 9.7.5., an amount pursuant to the provisions set forth in the Financing Agreement executed on this same date or the equivalent thereof in any other currency for CALYON and any amount for the Client is set forth.

10.         Other Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties.  Pursuant to the provisions set forth in Clause 9.11., the Parties set forth the following additional Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties:

In the event that any of the Grounds for Accelerated Maturity set forth in Clause 27 of the Loan Agreement should occur and such grounds have not been cured by the deadline set forth therein. Thus, the Grounds for Accelerated Maturity described in Clause 27 of the Loan Agreement shall be deemed additional Grounds for Accelerated Maturity of the Master Agreement. The Client expressly acknowledges that consideration as grounds for accelerated maturity for purposes of this clause shall not be altered by the circumstance resulting in the grounds for accelerated maturity in question also occurring for any other third parties other than the Client, and, therefore, that all the circumstances and breaches described in the Loan Agreement as constituting Grounds for Accelerated Maturity shall imply the application of this agreement, regardless of whether or not these circumstances or breaches affect or are due to any other third parties other than the Client. For these purposes and for greater clarity, the references made in said Clause 27 of the Loan Agreement to the Borrower and to the Agent or to the Lending Institutions shall be understood to be made to the Master Agreement, to the Client and to CALYON, respectively, when this is applicable. Specifically, the references made therein to the Agent or to the Majority of Lending Institutions shall be understood to be made to CALYON for the purposes set forth herein.

11.         Other Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen. Pursuant to the provisions set forth in Clause 10.3., the Parties set forth the following additional Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen: Not Applicable.

Increase in Costs or Decrease in the Amounts Receivable as a Result of a Regulatory Change

In the event that subsequent to the date that the Master Agreement takes effect there is a regulatory change as a result of which the cost that either of the Parties must bear (such Party being the Affected Party) to maintain the Transaction entered into, or to maintain or renew its deposits directly related to such Transaction, is increased due to expenses, taxes (including any

41

PD1450966

credit, exemption or non-application no longer applying), required return of currency, coefficients, reserves or deposits, or any other cause.

Force Majeur

In the event that subsequent to the date that the Master Agreement takes effect a natural disaster or other cause of Force Majeur occurs that prevents one Party (which shall be the Affected Party) from:

(a)	performing any obligation, making a payment or delivery, or receiving a payment or delivery with respect to a Transaction, or complying with any other substantial Clause of the Master Agreement with respect to such Transaction; or

(b)	performing any contingent or other type of obligation that such Party may have with respect to any document in connection with a Transaction.

12.         Specified Institutions. For all purposes set forth in the Agreement:

CALYON designates as Specified Institutions: None. The Client designates as Specified Institutions: None

13.         Certain Financial Agreements. For the purposes of Clause 9.5., “Certain Financial Agreements” shall be understood to be the Loan Agreement and the Coordination Agreement and Guarantees identified in paragraph 4 above and all such agreements as are directly related to the financing extended under such loan.

14.         Retroactive Effects. For purposes of the provisions set forth in Clause 21.1., the effects of this Master Agreement take effect as from the date set forth in the heading, and no prior Transaction entered into by and between the Client and CALYON is covered hereunder.

15.         Jurisdiction. For any issues and disputes that may arise with respect to the validity, interpretation or performance of this agreement, or of the confirmations of the transactions that may be executed hereunder, the Parties, expressly waiving their own jurisdiction and any other jurisdiction to which they may be entitled, submit to the jurisdiction and competence of the Courts and Tribunals of Madrid.

16.	Additional Provisions.

16.1	The Parties state that certain spelling errors have occurred in Exhibit II DEFINITIONS FOR THE INTERPRETATION OF THE CONFIRMATIONS DOCUMENTED PURSUANT TO THE MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS

[stamp:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            and agree to the correction thereof as set forth below:

(i) In the definition of “Floor Amount Payable,” the formula for the calculation thereof set forth in Exhibit II is deemed replaced by the following formula:

(ii) The definition of “Floor Amount Payable” that is set forth in Exhibit II to this Agreement is modified by the Parties as follows:

The last sentence of said definition shall read as follows:

“The resulting amount shall only be enforced in the event that the Benchmark Rate is lower than the Floor Rate”

16.2      Negative Interest Rates.

The Parties agree that, if in a given Calculation Period for a Transaction, either of the two Parties should be bound to pay a Floating Amount and such amount turns out to be a negative amount (the “Negative Rate Payer"), and that is because of any of the following circumstances: (i) due to a quoted negative Floating Rate or (ii) due to the application of a Spread to the Floating Rate, then the Floating Amount payable by the Negative Rate Payer for that Calculation Period shall be deemed to be zero. And, in turn, the Party that, in principle, will receive such negative Floating Amount (the "Receiver of Negative Rate") will have to pay the Negative Rate Payer the absolute value of the negative Floating Amount according to its calculation, in addition to any other amount owed for that Calculation Period with respect to that Transaction on the Settlement Date on which the Floating Amount would have been due if it had been a positive number.

Any other amount payable by the Receiver of Negative Rate with respect to the absolute value of the negative Floating Amount shall be made in the currency in which the Floating Amount would have been paid if it had been an Amount with a positive sign, without taking into account the currency in which the Receiver of Negative Rate would have been bound to make its payments and into the amount designated by the institution receiving such payment.

16.3      Voluntary Accelerated Maturity of the Loan Agreement.

(a) If, pursuant to the terms and conditions set forth in the Loan Agreement, the accelerated maturity of the entire loan should be triggered, the Client undertakes, if CALYON should so request, to cancel the Transactions subject to this Master Agreement at the time or once such accelerated maturity is triggered. For such purposes, the Parties agree that the provisions set forth in Clause 14 of the Master Agreement shall apply, and CALYON shall be deemed the Party not in breach. Any costs incurred as a result of the cancellation or accelerated maturity of all the open Transactions shall be for account of the Client.

(b) If, pursuant to the terms and conditions set forth in the Loan Agreement, any partial accelerated maturity thereof should be triggered, the Client undertakes, if CALYON should so request, to modify the terms of the Transactions executed pursuant to this Master Agreement to whatever extent should

43

PD1450965

be necessary, and in particular reducing the notional amount thereof proportionally to the repayment made, such that the financial equivalence for the two Parties is maintained at all times. Any costs incurred as a result of the partial cancellation or accelerated maturity of such Transactions shall be for account of the Client.

16.4     Incorporation by Reference.

The provisions set forth in the Payments Clause, in the Representations and Warranties Clause, in the Obligations Clause, in the Change of Circumstances Clause and in the Taxes Clause of the Loan Agreement shall apply to this Master Agreement mutatis mutandis and are incorporated by reference. Nonetheless, in these cases as well as in any other incorporations by reference to the Clauses of the Loan Agreement mentioned in this Master Agreement, the references made in such Clauses to the Agreement to the Borrower and to the Agent or to the Lending Institutions shall be understood to be made to the Master Agreement, to the Client and to CALYON, respectively, when this is applicable. The guarantees and promises of guarantees executed pursuant to the Guarantees’ Agreement on this same date before the Notary of Madrid Mr. José Miguel García Lombardía (“Guarantees”) secure or shall secure, as appropriate, the performance of the obligations that for the Client and in favor of CALYON derive from this Master Agreement and from the Transactions formalized hereunder, pursuant to the terms agreed upon by the Parties.

16.5     Additional Obligations of the Parties.

(a) Maintain this Master Agreement and the rights deriving therefrom for CALYON with at least the same preferences, privileges and seniority as those deriving or that could derive for the Lending Institutions pursuant to the Loan Agreement.

(b) Extend to CALYON, in its capacity as counterparty under this Master Agreement, any Guarantee that the Client may grant in connection with the Loan Agreement.

(c) The Parties undertake not to disclose to third parties any information whatsoever with respect to this Agreement. except in response to a court or administrative order or to comply with applicable law. Such prohibition shall not apply to third parties interested in acquiring a participation in this Agreement who are eligible to do so pursuant to the provision set forth herein, provided that such third parties have executed the pertinent confidentiality agreement.

17.      Awareness of the Risks Associated with the Transactions. The Parties agree to replace paragraph 16.6 of Clause Sixteen of the Master Agreement with the following:

"The Parties state they are fully aware of the risk of volatility inherent in the execution of Transactions whose market value may fluctuate rapidly as a result of fluctuations in interest rates, exchange rates or other parameters relevant to the financial markets. They further state that they are aware that the obligations deriving from the Transactions require appropriate actions and constant monitoring of the trend of the financial markets and of the positions that the Parties take thereon, for which sufficient means and knowledge regarding the operation of such markets are necessary.

Each of the Parties represents that it is acting on its own behalf, and that in order to enter into the

[stamp:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

Transactions it has made its own decisions and performed its own estimates and calculations of risks, as well as the pertinent analysis to determine if the Transaction is appropriate for it according to its own judgment and that of its advisors, when it has deemed appropriate the intervention of such advisors. Each of the Parties represents that it is not based on any communication whatsoever (either verbal or written) from the other party in the form of financial advice nor has it been advised by the other Party regarding the benefits or advisability of executing any of the Transactions. In this regard, the information about and explanation of the terms and conditions of a Transaction shall not be deemed financial advice or a recommendation to execute the Transaction. No communication (either verbal or written) received from the other Party shall be deemed a guarantee or commitment regarding the expected results of the Transaction.

The Parties represent that they are capable of assessing the risks of each Transaction (either on their own or with the help of financial advisors) and they represent that they are aware of and accept the risks that they assume and that they have the capacity to assume such risks.

Finally, the Parties represent that they are familiar with the recommendation of the Basel Committee of the Bank for International Settlements with respect to the advisability of entering into the financial Transactions that are the purpose of this Agreement under master agreements that set forth the existence of a single business relationship for purposes of termination and settlement, as appropriate, of the contractual positions of the Parties, notwithstanding the coexistence within such single business relationship of several financial transactions."

18.      Modifications to the Master Agreement.

18.1    Modifications to Clause 1.2.

The definition of “Settlement Currency” included in Clause 1.2 of the Master Agreement shall read as follows:

“‘Settlement Currency’ means the euro.”

18.2     Modifications to Clause 9.7

All references in Clause 9.7 to the declaration of suspension of payments or bankruptcy or a proceeding for reduction of amount or extension of time shall be understood to be made pursuant to the provisions of Law 22/2003 of July 9 on the declaration of concurso [Spanish bankruptcy proceedings].

18.3    Modifications to Clause 17 (“Assignment”).

The parties agree to new wording for Clause SEVENTEEN, which as of now shall read as follows:

45

PD1450964

"ACCIONA expressly consents to the total or partial assignment of this agreement of CALYON, BRANCH IN SPAIN in favor of its head office, CALYON, and, as appropriate, in favor of any other third party that is part of the Group.”

19.	Representations.

For the purposes set forth in Clause 9.4 of the Master Agreement, each of the Parties represents that:

	(i)	It is a company duly established and operating validly pursuant to the laws of the countries in which it was established.

	(ii)	It has full capacity to execute the Master Agreement and any other document related thereto, as well as to perform the obligations deriving therefrom, having adopted all the resolutions and taken all the actions necessary for the proper execution and performance thereof.

	(iii)	Neither the aforementioned execution or performance violate any law that is applicable to it, any Clause of its articles of incorporation or any Clause of its Bylaws, any court or administrative ruling that is applicable to it, or any contractual limitation to which it is subject.

	(iv)	The obligations undertaken by it pursuant to the Master Agreement are legal, valid and binding pursuant to the terms thereof (subject to bankruptcy law and any other similar applicable laws that may affect the rights of creditors in general).

	(v)	No Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties or, to the best of its knowledge and belief, no Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances, have been triggered or persist with respect to it and no such grounds shall be triggered as a result of the execution and performance of the Master Agreement.

	(vi)	All the information provided to the other Party pursuant to the provisions set forth in paragraph 8 of this Exhibit is true and complete in all its substantial aspects.

20.	Enforcement procedures.

(a)	Loan account and evidentiary value of the balance due and payable.

For purposes of this Master Agreement, CALYON will open a special account to record accruals and payments pursuant to this Master Agreement and monitor the balance thereof at all times.

Notations pertaining to amounts accrued but not yet due may be posted each day or all at once for any period of time.

[stamp:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

The Client acknowledges and expressly accepts that the balances resulting from the aforementioned credit account, duly certified by CALYON shall be valid as evidence in court, barring any error, pursuant to the express agreement set forth in the following paragraph.

(b)	Calculation of the balance due and payable and court enforcement.

The Parties expressly agree that the calculation to determine the liquid, due and payable amount owed by the Client to CALYON pursuant to this Master Agreement (pursuant to articles 571 and 572 of Law 1/2000, of January 7, on Civil Procedure), for purposes of the payment and of the enforcement action or for purposes of in- or out-of-court claims, shall be performed by CALYON. To such end, CALYON shall issue the pertinent certification, including the balance owed by the Client to CALYON, pursuant to a calculation of the loan account referred to in the foregoing paragraph. The amount due and payable resulting from such calculation shall be notified to the Client pursuant to the provisions set forth in Article 572.2, end, of said law.

The certificate or first copy of the instrument including the confirmation or, as appropriate, this Master Agreement, issued including the formalities set forth in Law 1/2000, of January 7, on Civil Procedure shall be an enforceable instrument, and it shall be accompanied by the following documents:

	a.	The certification referred to in the first paragraph of this section stating the balance of the account resulting from the calculation made by CALYON. The Notary acting at the request of CALYON shall evidence in said certification that the calculation of the Client’s debt was performed in the fashion agreed upon by the Parties set forth in this Master Agreement.

	b.	The statement of the debit and credit entries and those pertaining to the application of interest that determines the specific balance for which enforcement is sought.

	c.	The document evidencing having notified the Client the amount due and payable pursuant to the provisions set forth in the first paragraph of this section.

All taxes, expenses and customs duties that may accrue or may be incurred in connection with the notarial instruments referred to in the foregoing paragraph shall be for account of the Client.

21. Intervention by a Notary

Either of the Parties may ask the other, once or several times, to proceed to have recorded in a public deed the Confirmations pertaining to the Transactions entered into pursuant to this Master Agreement (which is recorded in a public deed on the date of its execution). Each Party undertakes, once the request from the other Party is received, to proceed to such recording in a public deed within five (5) Business Days from the date the other Party makes the request. Los taxes, expenses and customs duties incurred as a result of such recording in a public deed shall in any case be for account of the BORROWER.

The content of this Financing Agreement having been found in order and approved by the Parties as it reads, it is issued for a single purpose in a single copy for recording in a public deed comprising 29 folios (including the exhibits) written only on the front, they agree to sign only below their pertinent signature clarifications.

47

PD1450963

ACCIONA S.A.	CALYON, BRANCH IN SPAIN

/s/ Juan Gallardo	/s/ Rolando Menor
Mr. Juan Gallardo	Mr. Rolando Menor

/s/ Valentín Montoya	/s/ Javier Álvarez-Rendueles
Mr. Valentín Montoya	Mr. Javier Álvarez-Rendueles

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

EXHIBIT I

TO THE

     MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS

 between

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. (hereinafter, "BBVA")

and

ACCIONA, S.A. (hereinafter, the "Client")

December 21, 2006

49

PD1450962

1.         Late Interest Rate. For purposes of the determination of the Late Interest Rate defined in Clause 1.2., the applicable spread shall be 2%.

2.         Settlement by Netting. For the purposes of Clause Five, the Parties set forth that settlement by netting shall not be applicable to two or more Transactions, except as expressly agreed upon by the Parties.

3.         Domicile for Confirmations and Notifications.

BBVA sets forth as its domicile for Confirmations and notifications:

Name of the Institution	BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

To the attention of:	Alicia García Alejano/Celina Carvajal

Domicile:	Vía de los Poblados no number 28033 Madrid

Telephone:	91 374 84 65/91 537 83 14

Fax:	91 374 09 55/91 537 05 66

The Client sets forth as its domicile for Confirmations and notifications:

Name of the Institution	ACCIONA, S.A.

To the attention of:	Juan Gallardo/José Ángel Tejero

Domicile:	Avda. Europa, 18

Parque Empresarial La Moraleja

28108 Alcobendas

Telephone:	91 663 2355

Fax:	91 663 2929

4.         Guarantor. Those that pertain in each case pursuant to the provisions set forth in paragraph 4 above.

5.         Calculation Agent. The Calculation Agent shall be BBVA. Breach of the Calculation Agent’s obligations shall not in any case be deemed Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties among those set forth in Clause 9, nor

[stamp:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances among those set forth in Clause 10 of this Master Agreement.

6.         Maximum Amount. For the purposes of Clause 9.6.1. and/or 9.6.2., Maximum Amount is set forth as an amount equal to or greater than one hundred million euros (€ 100,000,000) or the equivalent thereof in any other currency for BBVA and one hundred million euros (€ 100,000,000) or the equivalent thereof in any other currency for the Client.

7.	Documents to be Delivered. For the purposes of Clause 16.4., the Parties undertake to deliver the following documentation:

* Copies of the instruments conferring powers	Yes
upon the signatories, duly recorded in the
Commercial Registry.
* Signature acknowledgement pages or cards or	Yes
photocopies of the identity documents of the
signatories showing their signatures clearly.

8.         Situations of Insolvency. For purposes of the provisions set forth in Clauses 9.7.2. and 9.7.5., an amount equal to or greater than one hundred million euros (€ 100,000,000) or the equivalent thereof in any other currency for BBVA and one hundred million euros (€ 100,000,000) or the equivalent thereof in any other currency for the Client is set forth.

9.         Other Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties.  Pursuant to the provisions set forth in Clause 9.11., the Parties set forth the following additional Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties:

10.1 [sic] In the event that any of the Grounds for Accelerated Maturity set forth in Clause 27 of the Loan Agreement should occur and such grounds have not been cured by the deadline set forth therein. Thus, the Grounds for Accelerated Maturity described in Clause 27 of the Loan Agreement shall be deemed additional Grounds for Accelerated Maturity of the Master Agreement. The Client expressly acknowledges that consideration as grounds for accelerated maturity for purposes of this clause shall not be altered by the circumstance resulting in the grounds for accelerated maturity in question also occurring for any other third parties other than the Client, and, therefore, that all the circumstances and breaches described in the Loan Agreement as constituting Grounds for Accelerated Maturity shall imply the application of this agreement, regardless of whether or not these circumstances or breaches affect or are due to any other third parties other than the Client. For these purposes and for greater clarity, the references made in said Clause 27 of the Loan Agreement to the Borrower and to the Agent or to the Lending Institutions shall be understood to be made to the Master Agreement, to the Client and to BBVA, respectively, when this is applicable. Specifically, the references made therein to the Agent or to the Majority of Lending Institutions shall be understood to be made to BBVA for the purposes set forth herein.

10.         Other Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen. Pursuant to the provisions set forth in Clause 10.3., the Parties

51

PD1450961

set forth the following additional Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen: Not Applicable.

11.         Specified Institutions. For all purposes set forth in the Agreement:

BBVA designates as Specified Institutions: None. The Client designates as Specified Institutions: None

12.         Certain Financial Agreements. For the purposes of Clause 9.5., “Certain Financial Agreements” shall be understood to be the Loan Agreement and the Coordination Agreement and Guarantees identified in paragraph 4 above and all such agreements as are directly related to the financing extended under such loan.

13.         Retroactive Effects. For purposes of the provisions set forth in Clause 21.1., the effects of this Master Agreement take effect as from the date set forth in the heading, and no prior Transaction entered into by and between the Client and BBVA is covered hereunder.

14.         Jurisdiction. For any issues and disputes that may arise with respect to the validity, interpretation or performance of this agreement, or of the confirmations of the transactions that may be executed hereunder, the Parties, expressly waiving their own jurisdiction and any other jurisdiction to which they may be entitled, submit to the jurisdiction and competence of the Courts and Tribunals of Madrid.

15.         Additional Provisions.

16.1	[sic] The Parties state that certain spelling errors have occurred in Exhibit II DEFINITIONS FOR THE INTERPRETATION OF THE CONFIRMATIONS DOCUMENTED PURSUANT TO THE MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS and agree to the correction thereof as set forth below:

(i) In the definition of “Floor Amount Payable,” the formula for the calculation thereof set forth in Exhibit II is deemed replaced by the following formula:

(ii) The definition of “Floor Amount Payable” that is set forth in Exhibit II to this Agreement is modified by the Parties as follows:

              The last sentence of said definition shall read as follows:

              “The resulting amount shall only be enforced in the event that the Benchmark Rate is lower than the Floor Rate.”

16.2        Negative Interest Rates.

The Parties agree that, if in a given Calculation Period for a Transaction, either of the two Parties should be bound to pay a Floating Amount and such amount turns out to be a negative amount (the “Negative Rate Payer"), and that is because of any of the

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

following circumstances: (i) due to a quoted negative Floating Rate or (ii) due to the application of a Spread to the Floating Rate, then the Floating Amount payable by the Negative Rate Payer for that Calculation Period shall be deemed to be zero. And, in turn, the Party that, in principle, will receive such negative Floating Amount (the "Receiver of Negative Rate") will have to pay the Negative Rate Payer the absolute value of the negative Floating Amount according to its calculation, in addition to any other amount owed for that Calculation Period with respect to that Transaction on the Settlement Date on which the Floating Amount would have been due if it had been a positive number.

Any other amount payable by the Receiver of Negative Rate with respect to the absolute value of the negative Floating Amount shall be made in the currency in which the Floating Amount would have been paid if it had been an Amount with a positive sign, without taking into account the currency in which the Receiver of Negative Rate would have been bound to make its payments and into the amount designated by the institution receiving such payment.

16.3      Voluntary Accelerated Maturity of the Loan Agreement.

(a) If, pursuant to the terms and conditions set forth in the Loan Agreement, the accelerated maturity of the entire loan should be triggered, the Client undertakes, if BBVA should so request, to cancel the Transactions subject to this Master Agreement at the time or once such accelerated maturity is triggered. For such purposes, the Parties agree that the provisions set forth in Clause 14 of the Master Agreement shall apply, and BBVA shall be deemed the Party not in breach. Any costs incurred as a result of the cancellation or accelerated maturity of all the open Transactions shall be for account of the Client.

(b) If, pursuant to the terms and conditions set forth in the Loan Agreement, any partial accelerated maturity thereof should be triggered, the Client undertakes, if BBVA should so request, to modify the terms of the Transactions executed pursuant to this Master Agreement to whatever extent should be necessary, and in particular reducing the notional amount thereof proportionally to the repayment made, such that the financial equivalence for the two Parties is maintained at all times. Any costs incurred as a result of the partial cancellation or accelerated maturity of such Transactions shall be for account of the Client.

16.4      Incorporation by Reference.

The provisions set forth in the Payments Clause, in the Representations and Warranties Clause, in the Obligations Clause, in the Change of Circumstances Clause and in the Taxes Clause of the Loan Agreement shall apply to this Master Agreement mutatis mutandis and are incorporated by reference. Nonetheless, in these cases as well as in any other incorporations by reference to the Clauses of the Loan Agreement mentioned in this Master Agreement, the references made in such Clauses to the Agreement to the Borrower and to the Agent or to the Lending Institutions shall be understood to be made to the Master Agreement, to the Client and to BBVA, respectively, when this is applicable. The guarantees and promises of guarantees executed pursuant to the Guarantees’ Agreement on this same date before the Notary of Madrid Mr. José Miguel García Lombardía (“Guarantees”) secure or shall secure, as appropriate, the performance of the obligations that for the Client and in favor of BBVA derive from this Master Agreement and from the Transactions formalized hereunder, pursuant to the terms agreed upon by the Parties.

16.5     Additional Obligations of the Parties.

53

PD1450960

(a) Maintain this Master Agreement and the rights deriving therefrom for BBVA with at least the same preferences, privileges and seniority as those deriving or that could derive for the Lending Institutions pursuant to the Loan Agreement.

(b) Extend to BBVA, in its capacity as counterparty under this Master Agreement, any Guarantee that the Client may grant in connection with the Loan Agreement.

(c) The Parties undertake not to disclose to third parties any information whatsoever with respect to this Agreement. except in response to a court or administrative order or to comply with applicable law. Such prohibition shall not apply to third parties interested in acquiring a participation in this Agreement who are eligible to do so pursuant to the provision set forth herein, provided that such third parties have executed the pertinent confidentiality agreement.

16.	Awareness of the Risks Associated with the Transactions. The Parties agree to replace paragraph 16.6 of Clause Sixteen of the Master Agreement with the following:

"The Parties state they are fully aware of the risk of volatility inherent in the execution of Transactions whose market value may fluctuate rapidly as a result of fluctuations in interest rates, exchange rates or other parameters relevant to the financial markets. They further state that they are aware that the obligations deriving from the Transactions require appropriate actions and constant monitoring of the trend of the financial markets and of the positions that the Parties take thereon, for which sufficient means and knowledge regarding the operation of such markets are necessary.

Each of the Parties represents that it is acting on its own behalf, and that in order to enter into the Transactions it has made its own decisions and performed its own estimates and calculations of risks, as well as the pertinent analysis to determine if the Transaction is appropriate for it according to its own judgment and that of its advisors, when it has deemed appropriate the intervention of such advisors. Each of the Parties represents that it is not based on any communication whatsoever (either verbal or written) from the other party in the form of financial advice nor has it been advised by the other Party regarding the benefits or advisability of executing any of the Transactions. In this regard, the information about and explanation of the terms and conditions of a Transaction shall not be deemed financial advice or a recommendation to execute the Transaction. No communication (either verbal or written) received from the other Party shall be deemed a guarantee or commitment regarding the expected results of the Transaction.

The Parties represent that they are capable of assessing the risks of each Transaction (either on their own or with the help of financial advisors) and they represent that they are aware of and accept the risks that they assume and that they have the capacity to assume such risks.

Finally, the Parties represent that they are familiar with the recommendation of the Basel Committee of the Bank for International Settlements with respect to the advisability of entering into the financial Transactions that are the purpose of this Agreement under master agreements that set forth the existence of a single business relationship for purposes of termination and settlement, as appropriate, of the contractual positions of the Parties, notwithstanding the coexistence within such single business relationship of several financial transactions."

17. Enforcement procedures.

[stamp:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

(a)	Loan account and evidentiary value of the balance due and payable.

For purposes of this Master Agreement, BBVA will open a special account to record accruals and payments pursuant to this Master Agreement and monitor the balance thereof at all times.

Notations pertaining to amounts accrued but not yet due may be posted each day or all at once for any period of time.

The Client acknowledges and expressly accepts that the balances resulting from the aforementioned credit account, duly certified by BBVA shall be valid as evidence in court, barring any error, pursuant to the express agreement set forth in the following paragraph.

(b)	Calculation of the balance due and payable and court enforcement.

The Parties expressly agree that the calculation to determine the liquid, due and payable amount owed by the Client to BBVA pursuant to this Master Agreement (pursuant to articles 571 and 572 of Law 1/2000, of January 7, on Civil Procedure), for purposes of the payment and of the enforcement action or for purposes of in- or out-of-court claims, shall be performed by BBVA. To such end, BBVA shall issue the pertinent certification, including the balance owed by the Client to BBVA, pursuant to a calculation of the loan account referred to in the foregoing paragraph. The amount due and payable resulting from such calculation shall be notified to the Client pursuant to the provisions set forth in Article 572.2, end, of said law.

The certificate or first copy of the instrument including the confirmation or, as appropriate, this Master Agreement, issued including the formalities set forth in Law 1/2000, of January 7, on Civil Procedure shall be an enforceable instrument, and it shall be accompanied by the following documents:

	a.	Certification issued by the Notary that has issued the certificate or notarized the instrument evidencing that such certificate or instrument agrees with the entries in his/her Log Book and the date of such entries.

	b.	The certification referred to in the first paragraph of this section stating the balance of the account resulting from the calculation made by BBVA. The Notary acting at the request of RBS shall evidence in said certification that the calculation of the Client’s debt was performed in the fashion agreed upon by the Parties set forth in this Master Agreement.

	c.	The statement of the debit and credit entries and those pertaining to the application of interest that determine the specific balance for which enforcement is sought.

	d.	The document evidencing having notified the Client the amount due and payable pursuant to the provisions set forth in the first paragraph of this section.

All taxes, expenses and customs duties that may accrue or may be incurred in connection with the notarial instruments referred to in the foregoing paragraph shall be for account of the Client.

55

PD1450959

In witness whereof, the Parties execute this Exhibit, which, for all pertinent intents and purposes, shall be deemed an integral part of the Master Agreement, in two copies, in the place and on the date indicated at the beginning.

ACCIONA S.A.	BBVA

/s/ Juan Gallardo Cruces	/s/ Juan Gortázar Sánchez-Torres
Mr. Juan Gallardo Cruces	Mr. Juan Gortázar Sánchez-Torres

/s/ Valentín Francisco Montoya Moya	/s/ Fernando Vázquez de la Puerta
Mr. Valentín Francisco Montoya Moya	Mr. Fernando Vázquez de la Puerta

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

EXHIBIT I

TO THE

MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS

between

BANCA IMI S.P.A. (hereinafter, "IMI")

and

ACCIONA, S.A. (hereinafter, the "Client")

December 21, 2006

57

PD1450958

1.         Late Interest Rate. For purposes of the determination of the Late Interest Rate defined in Clause 1.2., the applicable spread shall be 2%.

2.         Settlement by Netting. For the purposes of Clause Five, the Parties set forth that settlement by netting shall not be applicable to two or more Transactions, except as expressly agreed upon by the Parties.

3.         Domicile for Confirmations and Notifications.

IMI sets forth as its domicile for Confirmations and notifications:

Name of the Institution	BANCA IMI S.P.A.

To the attention of:	Riccardo Lamanna

Domicile:	Corso Matteotti, 6 20121 Milan

Telephone:	+39 02 7751 2413

Fax:	+39 02 7751 92413

The Client sets forth as its domicile for Confirmations and notifications:

Name of the Institution	ACCIONA, S.A.

To the attention of:	Juan Gallardo/José Ángel Tejero

Domicile:	Avda. Europa, 18

Parque Empresarial La Moraleja

28108 Alcobendas

Telephone:	91 663 2355

Fax:	91 663 2929

4.         Guarantor. Those that pertain in each case pursuant to the provisions set forth in paragraph 4 above.

5.         Calculation Agent. The Calculation Agent shall be IMI. Breach of the Calculation Agent’s obligations shall not in any case be deemed Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties among those set forth in Clause 9, nor

[stamp:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances among those set forth in Clause 10 of this Master Agreement.

6.         Maximum Amount. For the purposes of Clause 9.6.1. and/or 9.6.2., Maximum Amount is set forth as an amount equal to or greater than one hundred million euros (€ 100,000,000) or the equivalent thereof in any other currency for IMI and one hundred million euros (€ 100,000,000) or the equivalent thereof in any other currency for the Client.

7.	Documents to be Delivered. For the purposes of Clause 16.4., the Parties undertake to deliver the following documentation:

* Copies of the instruments conferring powers	Yes
upon the signatories, duly recorded in the
Commercial Registry.
* Signature acknowledgement pages or cards or	Yes
photocopies of the identity documents of the
signatories showing their signatures clearly.

8.         Situations of Insolvency for purposes of the provisions set forth in Clauses 9.7.2. and 9.7.5., an amount equal to or greater than one hundred million euros (€ 100,000,000) or the equivalent thereof in any other currency for IMI and one hundred million euros (€ 100,000,000) or the equivalent thereof in any other currency for the Client is set forth.

9.         Other Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties.  Pursuant to the provisions set forth in Clause 9.11., the Parties set forth the following additional Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties:

10.1 [sic] In the event that any of the Grounds for Accelerated Maturity set forth in Clause 27 of the Loan Agreement should occur and such grounds have not been cured by the deadline set forth therein. Thus, the Grounds for Accelerated Maturity described in Clause 27 of the Loan Agreement shall be deemed additional Grounds for Accelerated Maturity of the Master Agreement. The Client expressly acknowledges that consideration as grounds for accelerated maturity for purposes of this clause shall not be altered by the circumstance resulting in the grounds for accelerated maturity in question also occurring for any other third parties other than the Client, and, therefore, that all the circumstances and breaches described in the Loan Agreement as constituting Grounds for Accelerated Maturity shall imply the application of this agreement, regardless of whether or not these circumstances or breaches affect or are due to any other third parties other than the Client. For these purposes and for greater clarity, the references made in said Clause 27 of the Loan Agreement to the Borrower and to the Agent or to the Lending Institutions shall be understood to be made to the Master Agreement, to the Client and to IMI, respectively, when this is applicable. Specifically, the references made therein to the Agent or to the Majority of Lending Institutions shall be understood to be made to IMI for the purposes set forth herein.

10.         Other Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen. Pursuant to the provisions set forth in Clause 10.3., the Parties

59

PD1450957

set forth the following additional Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen: Not Applicable.

11.         Specified Institutions. For all purposes set forth in the Agreement:

IMI designates as Specified Institutions: None.

The Client designates as Specified Institutions: None

12.         Certain Financial Agreements. For the purposes of Clause 9.5., “Certain Financial Agreements” shall be understood to be the Loan Agreement and the Coordination Agreement and Guarantees identified in paragraph 4 above and all such agreements as are directly related to the financing extended under such loan.

13.         Retroactive Effects. For purposes of the provisions set forth in Clause 21.1., the effects of this Master Agreement take effect as from the date set forth in the heading, and no prior Transaction entered into by and between the Client and IMI is covered hereunder.

14.         Jurisdiction. For any issues and disputes that may arise with respect to the validity, interpretation or performance of this agreement, or of the confirmations of the transactions that may be executed hereunder, the Parties, expressly waiving their own jurisdiction and any other jurisdiction to which they may be entitled, submit to the jurisdiction and competence of the Courts and Tribunals of Madrid.

15.         Additional Provisions.

16.1	[sic] The Parties state that certain spelling errors have occurred in Exhibit II DEFINITIONS FOR THE INTERPRETATION OF THE CONFIRMATIONS DOCUMENTED PURSUANT TO THE MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS and agree to the correction thereof as set forth below:

(i) In the definition of “Floor Amount Payable,” the formula for the calculation thereof set forth in Exhibit II is deemed replaced by the following formula:

(ii) The definition of “Floor Amount Payable” that is set forth in Exhibit II to this Agreement is modified by the Parties as follows:

The last sentence of said definition shall read as follows:

“The resulting amount shall only be enforced in the event that the Benchmark Rate is lower than the Floor Rate.”

16.2      Negative Interest Rates.

The Parties agree that, if in a given Calculation Period for a Transaction, either of the two Parties should be bound to pay a Floating Amount and such amount turns out to be a negative amount (the “Negative Rate Payer"), and that is because of any of the following circumstances: (i) due to a quoted negative Floating Rate or (ii) due to

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

the application of a Spread to the Floating Rate, then the Floating Amount payable by the Negative Rate Payer for that Calculation Period shall be deemed to be zero. And, in turn, the Party that, in principle, will receive such negative Floating Amount (the "Receiver of Negative Rate") will have to pay the Negative Rate Payer the absolute value of the negative Floating Amount according to its calculation, in addition to any other amount owed for that Calculation Period with respect to that Transaction on the Settlement Date on which the Floating Amount would have been due if it had been a positive number.

Any other amount payable by the Receiver of Negative Rate with respect to the absolute value of the negative Floating Amount shall be made in the currency in which the Floating Amount would have been paid if it had been an Amount with a positive sign, without taking into account the currency in which the Receiver of Negative Rate would have been bound to make its payments and into the amount designated by the institution receiving such payment.

16.3     Voluntary Accelerated Maturity of the Loan Agreement.

(a) If, pursuant to the terms and conditions set forth in the Loan Agreement, the accelerated maturity of the entire loan should be triggered, the Client undertakes, if IMI should so request, to cancel the Transactions subject to this Master Agreement at the time or once such accelerated maturity is triggered. For such purposes, the Parties agree that the provisions set forth in Clause 14 of the Master Agreement shall apply, and IMI shall be deemed the Party not in breach. Any costs incurred as a result of the cancellation or accelerated maturity of all the open Transactions shall be for account of the Client.

(b) If, pursuant to the terms and conditions set forth in the Loan Agreement, any partial accelerated maturity thereof should be triggered, the Client undertakes, if IMI should so request, to modify the terms of the Transactions executed pursuant to this Master Agreement to whatever extent should be necessary, and in particular reducing the notional amount thereof proportionally to the repayment made, such that the financial equivalence for the two Parties is maintained at all times. Any costs incurred as a result of the partial cancellation or accelerated maturity of such Transactions shall be for account of the Client.

16.4      Incorporation by Reference.

The provisions set forth in the Payments Clause, in the Representations and Warranties Clause, in the Obligations Clause, in the Change of Circumstances Clause and in the Taxes Clause of the Loan Agreement shall apply to this Master Agreement mutatis mutandis and are incorporated by reference. Nonetheless, in these cases as well as in any other incorporations by reference to the Clauses of the Loan Agreement mentioned in this Master Agreement, the references made in such Clauses to the Agreement to the Borrower and to the Agent or to the Lending Institutions shall be understood to be made to the Master Agreement, to the Client and to IMI, respectively, when this is applicable. The guarantees and promises of guarantees executed pursuant to the Guarantees’ Agreement on this same date before the Notary of Madrid Mr. José Miguel García Lombardía (“Guarantees”) secure or shall secure, as appropriate, the performance of the obligations that for the Client and in favor of IMI derive from this Master Agreement and from the Transactions formalized hereunder, pursuant to the terms agreed upon by the Parties.

16.5     Additional Obligations of the Parties.

61

PD1450956

(a) Maintain this Master Agreement and the rights deriving therefrom for IMI with at least the same preferences, privileges and seniority as those deriving or that could derive for the Lending Institutions pursuant to the Loan Agreement.

(b) Extend to IMI, in its capacity as counterparty under this Master Agreement, any Guarantee that the Client may grant in connection with the Loan Agreement.

(c) The Parties undertake not to disclose to third parties any information whatsoever with respect to this Agreement. except in response to a court or administrative order or to comply with applicable law. Such prohibition shall not apply to third parties interested in acquiring a participation in this Agreement who are eligible to do so pursuant to the provision set forth herein, provided that such third parties have executed the pertinent confidentiality agreement.

16.	Awareness of the Risks Associated with the Transactions. The Parties agree to replace paragraph 16.6 of Clause Sixteen of the Master Agreement with the following:

"The Parties state they are fully aware of the risk of volatility inherent in the execution of Transactions whose market value may fluctuate rapidly as a result of fluctuations in interest rates, exchange rates or other parameters relevant to the financial markets. They further state that they are aware that the obligations deriving from the Transactions require appropriate actions and constant monitoring of the trend of the financial markets and of the positions that the Parties take thereon, for which sufficient means and knowledge regarding the operation of such markets are necessary.

Each of the Parties represents that it is acting on its own behalf, and that in order to enter into the Transactions it has made its own decisions and performed its own estimates and calculations of risks, as well as the pertinent analysis to determine if the Transaction is appropriate for it according to its own judgment and that of its advisors, when it has deemed appropriate the intervention of such advisors. Each of the Parties represents that it is not based on any communication whatsoever (either verbal or written) from the other party in the form of financial advice nor has it been advised by the other Party regarding the benefits or advisability of executing any of the Transactions. In this regard, the information about and explanation of the terms and conditions of a Transaction shall not be deemed financial advice or a recommendation to execute the Transaction. No communication (either verbal or written) received from the other Party shall be deemed a guarantee or commitment regarding the expected results of the Transaction.

The Parties represent that they are capable of assessing the risks of each Transaction (either on their own or with the help of financial advisors) and they represent that they are aware of and accept the risks that they assume and that they have the capacity to assume such risks.

Finally, the Parties represent that they are familiar with the recommendation of the Basel Committee of the Bank for International Settlements with respect to the advisability of entering into the financial Transactions that are the purpose of this Agreement under master agreements that set forth the existence of a single business relationship for purposes of termination and settlement, as appropriate, of the contractual positions of the Parties, notwithstanding the coexistence within such single business relationship of several financial transactions."

17.         Enforcement procedures.

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

(a)	Loan account and evidentiary value of the balance due and payable.

For purposes of this Master Agreement, IMI will open a special account to record accruals and payments pursuant to this Master Agreement and monitor the balance thereof at all times.

Notations pertaining to amounts accrued but not yet due may be posted each day or all at once for any period of time.

The Client acknowledges and expressly accepts that the balances resulting from the aforementioned credit account, duly certified by IMI shall be valid as evidence in court, barring any error, pursuant to the express agreement set forth in the following paragraph.

(b)	Calculation of the balance due and payable and court enforcement.

The Parties expressly agree that the calculation to determine the liquid, due and payable amount owed by the Client to IMI pursuant to this Master Agreement (pursuant to articles 571 and 572 of Law 1/2000, of January 7, on Civil Procedure), for purposes of the payment and of the enforcement action or for purposes of in- or out-of-court claims, shall be performed by IMI. To such end, IMI shall issue the pertinent certification, including the balance owed by the Client to IMI, pursuant to a calculation of the loan account referred to in the foregoing paragraph. The amount due and payable resulting from such calculation shall be notified to the Client pursuant to the provisions set forth in Article 572.2, end, of said law.

The certificate or first copy of the instrument including the confirmation or, as appropriate, this Master Agreement, issued including the formalities set forth in Law 1/2000, of January 7, on Civil Procedure shall be an enforceable instrument, and it shall be accompanied by the following documents:

	a.	Certification issued by the Notary that has issued the certificate or notarized the instrument evidencing that such certificate or instrument agrees with the entries in his/her Log Book and the date of such entries.

	b.	The certification referred to in the first paragraph of this section stating the balance of the account resulting from the calculation made by RBS. The Notary acting at the request of IMI shall evidence in said certification that the calculation of the Client’s debt was performed in the fashion agreed upon by the Parties set forth in this Master Agreement.

	c.	The statement of the debit and credit entries and those pertaining to the application of interest that determine the specific balance for which enforcement is sought.

	d.	The document evidencing having notified the Client the amount due and payable pursuant to the provisions set forth in the first paragraph of this section.

All taxes, expenses and customs duties that may accrue or may be incurred in connection with the notarial instruments referred to in the foregoing paragraph shall be for account of the Client.

In witness whereof, the Parties execute this Exhibit, which, for all pertinent intents and purposes, shall be deemed an integral part of the Master Agreement, in two copies, in the place and on the date indicated at the beginning.

63

PD1450955

ACCIONA S.A.	BANCA IMI S.P.A.

/s/ Juan Gallardo Cruces	/s/ José Guardo Galdón
Mr. Juan Gallardo Cruces	Mr. José Guardo Galdón

/s/ Valentín Montoya
Mr. Valentín Montoya

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

EXHIBIT I

TO THE

MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS

between

NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN (hereinafter, "NATEXIS")

and

ACCIONA, S.A. (hereinafter, the "Client")

December 21, 2006

65

PD1450954

1.         Late Interest Rate. For purposes of the determination of the Late Interest Rate defined in Clause 1.2., the applicable spread shall be 2%.

2.         Settlement by Netting. For the purposes of Clause Five, the Parties set forth that settlement by netting shall not be applicable to two or more Transactions, except as expressly agreed upon by the Parties.

3.         Domicile for Confirmations and Notifications.

NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN sets forth as its domicile for Confirmations and notifications:

Name of the Institution	NAT[E]XIS

To the attention of:	Mr. Delobel/Mrs. André

Domicile:	115 rue Montmartre - 75002 Paris

Telephone:	33 1 58 32 64 80

Fax:	33 1 58 32 55 33

The Client sets forth as its domicile for Confirmations and notifications:

Name of the Institution	ACCIONA, S.A.

To the attention of:	Juan Gallardo/José Ángel Tejero

Domicile:	Avda. Europa, 18

Parque Empresarial La Moraleja

28108 Alcobendas

Telephone:	91 663 2355

Fax:	91 663 2929

4.         Guarantor. Those that pertain in each case pursuant to the provisions set forth in paragraph 4 above.

5.         Calculation Agent. The Calculation Agent shall be NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN. Breach of the Calculation Agent’s obligations shall not in any case be deemed Grounds for Accelerated Maturity due to Circumstances

66

[stamp:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

Imputable to the Parties among those set forth in Clause 9, nor Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances among those set forth in Clause 10 of this Master Agreement.

6.         Maximum Amount. For the purposes of Clause 9.6.1. and/or 9.6.2., Maximum Amount is set forth as an amount equal to or greater than one hundred million euros (€ 100,000,000) or the equivalent thereof in any other currency for NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN and one hundred million euros (€ 100,000,000) or the equivalent thereof in any other currency for the Client.

7.	Documents to be Delivered. For the purposes of Clause 16.4., the Parties undertake to deliver the following documentation:

* Copies of the instruments conferring powers	Yes
upon the signatories, duly recorded in the
Commercial Registry.

* Signature acknowledgement pages or cards or	Yes
photocopies of the identity documents of the
signatories showing their signatures clearly.

8.         Situations of Insolvency. For purposes of the provisions set forth in Clauses 9.7.2. and 9.7.5., an amount equal to or greater than one hundred million euros (€ 100,000,000) or the equivalent thereof in any other currency for NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN and one hundred million euros (€ 100,000,000) or the equivalent thereof in any other currency for the Client is set forth.

9.         Other Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties.  Pursuant to the provisions set forth in Clause 9.11., the Parties set forth the following additional Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties:

10.1 [sic] In the event that any of the Grounds for Accelerated Maturity set forth in Clause 27 of the Loan Agreement should occur and such grounds have not been cured by the deadline set forth therein. Thus, the Grounds for Accelerated Maturity described in Clause 27 of the Loan Agreement shall be deemed additional Grounds for Accelerated Maturity of the Master Agreement. The Client expressly acknowledges that consideration as grounds for accelerated maturity for purposes of this clause shall not be altered by the circumstance resulting in the grounds for accelerated maturity in question also occurring for any other third parties other than the Client, and, therefore, that all the circumstances and breaches described in the Loan Agreement as constituting Grounds for Accelerated Maturity shall imply the application of this agreement, regardless of whether or not these circumstances or breaches affect or are due to any other third parties other than the Client. For these purposes and for greater clarity, the references made in said Clause 27 of the Loan Agreement to the Borrower and to the Agent or to the Lending Institutions shall be understood to be made to the Master Agreement, to the Client and to NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN, respectively, when this is applicable. Specifically, the references made therein to the Agent or to the Majority of Lending Institutions shall be understood

67

PD1450953

to be made to NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN for the purposes set forth herein.

10.         Other Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen. Pursuant to the provisions set forth in Clause 10.3., the Parties set forth the following additional Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen: Not Applicable.

11.         Specified Institutions. For all purposes set forth in the Agreement:

NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN designates as Specified Institutions: None.

The Client designates as Specified Institutions: None

12.         Certain Financial Agreements. For the purposes of Clause 9.5., “Certain Financial Agreements” shall be understood to be the Loan Agreement and the Coordination Agreement and Guarantees identified in paragraph 4 above and all such agreements as are directly related to the financing extended under such loan.

13.         Retroactive Effects. For purposes of the provisions set forth in Clause 21.1., the effects of this Master Agreement take effect as from the date set forth in the heading, and no prior Transaction entered into by and between the Client and NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN is covered hereunder.

14.         Jurisdiction. For any issues and disputes that may arise with respect to the validity, interpretation or performance of this agreement, or of the confirmations of the transactions that may be executed hereunder, the Parties, expressly waiving their own jurisdiction and any other jurisdiction to which they may be entitled, submit to the jurisdiction and competence of the Courts and Tribunals of Madrid.

15.         Additional Provisions.

16.1	[sic] The Parties state that certain spelling errors have occurred in Exhibit II DEFINITIONS FOR THE INTERPRETATION OF THE CONFIRMATIONS DOCUMENTED PURSUANT TO THE MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS and agree to the correction thereof as set forth below:

(i) In the definition of “Floor Amount Payable,” the formula for the calculation thereof set forth in Exhibit II is deemed replaced by the following formula:

(ii) The definition of “Floor Amount Payable” that is set forth in Exhibit II to this Agreement is modified by the Parties as follows:

            The last sentence of said definition shall read as follows:

"The resulting amount shall only be enforced in the event that the Benchmark Rate is lower than the Floor Rate.”

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

16.2 [sic] Negative Interest Rates.

The Parties agree that, if in a given Calculation Period for a Transaction, either of the two Parties should be bound to pay a Floating Amount and such amount turns out to be a negative amount (the “Negative Rate Payer"), and that is because of any of the following circumstances: (i) due to a quoted negative Floating Rate or (ii) due to the application of a Spread to the Floating Rate, then the Floating Amount payable by the Negative Rate Payer for that Calculation Period shall be deemed to be zero. And, in turn, the Party that, in principle, will receive such negative Floating Amount (the "Receiver of Negative Rate") will have to pay the Negative Rate Payer the absolute value of the negative Floating Amount according to its calculation, in addition to any other amount owed for that Calculation Period with respect to that Transaction on the Settlement Date on which the Floating Amount would have been due if it had been a positive number.

Any other amount payable by the Receiver of Negative Rate with respect to the absolute value of the negative Floating Amount shall be made in the currency in which the Floating Amount would have been paid if it had been an Amount with a positive sign, without taking into account the currency in which the Receiver of Negative Rate would have been bound to make its payments and into the amount designated by the institution receiving such payment.

16.3      Voluntary Accelerated Maturity of the Loan Agreement.

(a) If, pursuant to the terms and conditions set forth in the Loan Agreement, the accelerated maturity of the entire loan should be triggered, the Client undertakes, if NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN should so request, to cancel the Transactions subject to this Master Agreement at the time or once such accelerated maturity is triggered. For such purposes, the Parties agree that the provisions set forth in Clause 14 of the Master Agreement shall apply, and NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN shall be deemed the Party not in breach. Any costs incurred as a result of the cancellation or accelerated maturity of all the open Transactions shall be for account of the Client.

(b) If, pursuant to the terms and conditions set forth in the Loan Agreement, any partial accelerated maturity thereof should be triggered, the Client undertakes, if NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN should so request, to modify the terms of the Transactions executed pursuant to this Master Agreement to whatever extent should be necessary, and in particular reducing the notional amount thereof proportionally to the repayment made, such that the financial equivalence for the two Parties is maintained at all times. Any costs incurred as a result of the partial cancellation or accelerated maturity of such Transactions shall be for account of the Client.

16.4     Incorporation by Reference.

The provisions set forth in the Payments Clause, in the Representations and Warranties Clause, in the Obligations Clause, in the Change of Circumstances Clause and in the Taxes Clause of the Loan Agreement shall apply to this Master Agreement mutatis mutandis and are incorporated by reference. Nonetheless, in these cases as well as in any other incorporations by reference to the Clauses of the Loan Agreement mentioned in this Master Agreement, the references made in such Clauses to the Agreement to the Borrower and to the Agent or to the Lending Institutions shall be understood to be made to the Master Agreement, to the Client and to NATEXIS

69

PD1450952

BANQUES POPULAIRES, BRANCH IN SPAIN, respectively, when this is applicable. The guarantees and promises of guarantees executed pursuant to the Guarantees’ Agreement on this same date before the Notary of Madrid Mr. José Miguel García Lombardía (“Guarantees”) secure or shall secure, as appropriate, the performance of the obligations that for the Client and in favor of NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN derive from this Master Agreement and from the Transactions formalized hereunder, pursuant to the terms agreed upon by the Parties.

16.5     Additional Obligations of the Parties.

(a) Maintain this Master Agreement and the rights deriving therefrom for NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN with at least the same preferences, privileges and seniority as those deriving or that could derive for the Lending Institutions pursuant to the Loan Agreement.

(b) Extend to NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN, in its capacity as counterparty under this Master Agreement, any Guarantee that the Client may grant in connection with the Loan Agreement.

(c) The Parties undertake not to disclose to third parties any information whatsoever with respect to this Agreement. except in response to a court or administrative order or to comply with applicable law. Such prohibition shall not apply to third parties interested in acquiring a participation in this Agreement who are eligible to do so pursuant to the provision set forth herein, provided that such third parties have executed the pertinent confidentiality agreement.

16.	Awareness of the Risks Associated with the Transactions. The Parties agree to replace paragraph 16.6 of Clause Sixteen of the Master Agreement with the following:

"The Parties state they are fully aware of the risk of volatility inherent in the execution of Transactions whose market value may fluctuate rapidly as a result of fluctuations in interest rates, exchange rates or other parameters relevant to the financial markets. They further state that they are aware that the obligations deriving from the Transactions require appropriate actions and constant monitoring of the trend of the financial markets and of the positions that the Parties take thereon, for which sufficient means and knowledge regarding the operation of such markets are necessary.

Each of the Parties represents that it is acting on its own behalf, and that in order to enter into the Transactions it has made its own decisions and performed its own estimates and calculations of risks, as well as the pertinent analysis to determine if the Transaction is appropriate for it according to its own judgment and that of its advisors, when it has deemed appropriate the intervention of such advisors. Each of the Parties represents that it is not based on any communication whatsoever (either verbal or written) from the other party in the form of financial advice nor has it been advised by the other Party regarding the benefits or advisability of executing any of the Transactions. In this regard, the information about and explanation of the terms and conditions of a Transaction shall not be deemed financial advice or a recommendation to execute the Transaction. No communication (either verbal or written) received from the other Party shall be deemed a guarantee or commitment regarding the expected results of the Transaction.

The Parties represent that they are capable of assessing the risks of each Transaction (either on their own or with the help of financial advisors) and they represent that they are aware of and accept the risks that they assume and that they have the capacity to assume such risks.

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

Finally, the Parties represent that they are familiar with the recommendation of the Basel Committee of the Bank for International Settlements with respect to the advisability of entering into the financial Transactions that are the purpose of this Agreement under master agreements that set forth the existence of a single business relationship for purposes of termination and settlement, as appropriate, of the contractual positions of the Parties, notwithstanding the coexistence within such single business relationship of several financial transactions."

17. Enforcement procedures.

(a)        Loan account and evidentiary value of the balance due and payable.

For purposes of this Master Agreement, NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN will open a special account to record accruals and payments pursuant to this Master Agreement and monitor the balance thereof at all times.

Notations pertaining to amounts accrued but not yet due may be posted each day or all at once for any period of time.

The Client acknowledges and expressly accepts that the balances resulting from the aforementioned credit account, duly certified by NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN shall be valid as evidence in court, barring any error, pursuant to the express agreement set forth in the following paragraph.

(b)       Calculation of the balance due and payable and court enforcement.

The Parties expressly agree that the calculation to determine the liquid, due and payable amount owed by the Client to NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN pursuant to this Master Agreement (pursuant to articles 571 and 572 of Law 1/2000, of January 7, on Civil Procedure), for purposes of the payment and of the enforcement action or for purposes of in- or out-of-court claims, shall be performed by NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN. To such end, NATEXIS shall issue the pertinent certification, including the balance owed by the Client to NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN, pursuant to a calculation of the loan account referred to in the foregoing paragraph. The amount due and payable resulting from such calculation shall be notified to the Client pursuant to the provisions set forth in Article 572.2, end, of said law.

The certificate or first copy of the instrument including the confirmation or, as appropriate, this Master Agreement, issued including the formalities set forth in Law 1/2000, of January 7, on Civil Procedure shall be an enforceable instrument, and it shall be accompanied by the following documents:

a.	Certification issued by the Notary that has issued the certificate or notarized the instrument evidencing that such certificate or instrument agrees with the entries in his/her Log Book and the date of such entries.

b.	The certification referred to in the first paragraph of this section stating the balance of the account resulting from the calculation made by NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN. The Notary acting at the request of NATEXIS BANQUES

71

PD1450951

POPULAIRES, BRANCH IN SPAIN shall evidence in said certification that the calculation of the Client’s debt was performed in the fashion agreed upon by the Parties set forth in this Master Agreement.

c.	The statement of the debit and credit entries and those pertaining to the application of interest that determine the specific balance for which enforcement is sought.

d.	The document evidencing having notified the Client the amount due and payable pursuant to the provisions set forth in the first paragraph of this section.

All taxes, expenses and customs duties that may accrue or may be incurred in connection with the notarial instruments referred to in the foregoing paragraph shall be for account of the Client.

In witness whereof, the Parties execute this Exhibit, which, for all pertinent intents and purposes, shall be deemed an integral part of the Master Agreement, in two copies, in the place and on the date indicated at the beginning.

ACCIONA, S.A.	NATEXIS BANQUES POPULAIRES, BRANCH IN SPAIN

/s/ Juan Gallardo Cruces	/s/ José Luis Sánchez García
Mr. Juan Gallardo Cruces	Mr. José Luis Sánchez García

/s/ Valentín Montoya	/s/ Ricardo Teissiere Carrion
Mr. Valentín Montoya	Mr. Ricardo Teissiere Carrion

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS

This Master Agreement for Financial Transactions has been drafted by the Asociación Española de Banca Privada [Spanish Private Banking Association] (AEB) and recorded in a Certificate authorized by the Notary of Madrid, Mr. Vicente Moreno Torres Camy on February 5, 1997, under number 206 of his Log. The Asociación Española de Banca Privada authorizes its use under the express condition that only the total reproduction hereof can be accompanied by the mention “Master Agreement for Financial Transactions.”©

In Madrid, on December 21, 2006.

THE PARTIES

ON THE ONE HAND:

BANCO SANTANDER CENTRAL HISPANO, S.A. (hereinafter, “BBVA”), domiciled in Santander, Paseo Pereda, 9-12, with Tax Identification Number A-39000013, represented hereat by the undersigned agents, who have sufficient powers to formalize this agreement; and

ON THE OTHER HAND:

ACCIONA, S.A., domiciled at Avenida de Europa, 18, Parque Empresarial La Moraleja, Alcobendas, Madrid 28108, and Tax Identification Number A-08001851, represented hereat by the undersigned agents, who have sufficient powers to formalize this agreement.

The two Parties acknowledge each other’s sufficient capacity to execute this agreement and, therefore

© AEB – Madrid. January 1997

73

PD1450950

THEY STATE

            I. - That it is the will of the Parties to maintain a business relationship that will be manifested in the execution of certain financial transactions, that they will to establish a single business relationship that contemplates as a whole the various financial transactions executed.

            II.- That to such end they formalize this MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS (hereinafter, called Master Agreement) in order to govern the terms under which the specific financial transactions will be executed under such single business relationship, setting forth to such end the following

CLAUSES

ONE.- NATURE, DEFINITIONS AND INTERPRETATION.

            1.1. - Nature. This document (which, together with its dispositions and Exhibits I and II forms a unit) is a Master Agreement (hereinafter, the Master Agreement). The financial transactions (hereinafter, the Transactions) agreed upon hereunder by means of the pertinent confirmation document (hereinafter, the Confirmation) shall be understood to be integrated into the subject of this Master Agreement, and the provisions hereof shall apply to them, without prejudice to the specific terms set forth in the Confirmations.

            This Master Agreement and the Transactions are part of a single business relationship between the Parties, governed by the Master Agreement, (all of them taken together, the Agreement).

            1.2. - Definitions. The terms defined below shall have the meaning attributed to them in this Clause as follows:

            “Calculation Agent” is the Party or Entity designated as such in Appendix I.

            “Amount Payable” means the amount stated in the Settlement Currency and calculated pursuant to the provisions of Clause Fourteen, in the event of accelerated maturity of transactions based on any of the grounds set forth in Clauses Nine and/or Ten.

            “Grounds for Accelerated Maturity” includes the Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties and Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen set forth in Clauses Nine and Ten, respectively.

            “Certain Financial Agreements” means the transactions of the same or similar nature as those governed by this Master Agreement that are not expressly covered hereby and whether or not they were entered into prior to the Master Agreement.

            “Business Day” means any day on which banks are open to execute financial transactions (a) in connection with any payment or delivery obligation deriving from the Transactions, in the place or places specified in the Confirmation for the payment and/or delivery in

© AEB – Madrid. January 1997

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

question; or if none, in the place that the Parties specify by any other means and, in the event that none is specified, in the financial center of the currency in which such payment is denominated; (b) with respect to the communications and/or notices contemplated in Clause Twenty, in the place of domicile indicated by the Parties in Appendix I for receipt thereof. For the purposes of the Master Agreement and the Confirmations, Saturday is considered a non-business day. Notwithstanding the provisions of Clause Twenty, in the event that the date(s) set pursuant to the provisions of the Agreement does (do) not fall on a Business Day, it shall be understood that the date(s) refer(s) to the next Business Day unless such next Business Day falls in the next calendar month, in which case it shall be understood to be the immediately preceding Business Day.

            “Determined Debt,” notwithstanding the provisions of Exhibit I, means any economic obligation deriving from borrowing operations, such as loans or credits received and deposits accepted, be they present or future obligations, whether they are principal or accessory obligations, guarantees or any other type of obligation.

            “Specified Entity” means the entity (entities) designated as such in Exhibit I; if in said Exhibit subsidiaries are indicated, these shall be understood to be the entities defined in Article 4 of Law 24/1988 of July 28 on the Securities Market and in Article 42 of the Commercial Code.

            “Benchmark Institutions” means five financial institutions, designated by the Party who is to determine the Market Value, notable for their trading volume on the pertinent market.

            “Accelerated Maturity Date” means the date fixed as such pursuant to the provisions of Clause Eleven.

            “Guarantor” means the entity (entities) designated as such in Exhibit I.

            “Guarantee” means the duly documented guarantee specified as such in Exhibit I.

            “Outstanding Amounts,” with respect to the Transactions whose maturity has been accelerated, means the sum of: (a) the amounts whose payment was due on or before the Accelerated Maturity Date that have not been paid, plus, with respect to the obligations to be settled by delivery that had not been [so settled] on or before the Accelerated Maturity Date, the equivalent in cash of the value the item to be delivered would have on the market, on the date delivery was to have taken place (when this is the consideration due) and (b) the interest due as from the date on which the payment was due or would have been due, pursuant to item (a) above, up to (but not including) the Accelerated Maturity Date at the Applicable Interest Rate. The interest shall be calculated based on daily capitalization and for the days actually elapsed and in the same currency as the amounts due and outstanding.

            With respect to an obligation to deliver, the value it would have on the market shall be understood to mean the value prevailing on the date on which delivery would have taken place, obtained by the Party who is to determine it pursuant to the provisions of Clause Fourteen based on the quotes by entities notable for their trading volume on the pertinent market, whether they are credit institutions or intermediaries specializing in the mediation of such Transactions (brokers). In the event that both Parties

© AEB – Madrid. January 1997

7[cut off]

PD1450949

are to determine it, the value it would have on the market to restore or replace the transaction(s) that should have been settled by delivery shall be the arithmetical average of the values set by the Parties.

            “Settlement Amount” means the equivalent in the Settlement Currency of the amount resulting from applying the criterion of Market Value or, as appropriate, of Replacement Value, for Transaction(s) whose maturity has been accelerated.

            The criterion of Replacement Value shall only be applicable to Transaction(s) for which no Market Value can be determined.

            “Maximum Amount,” for purposes of Cross Default, means the Maximum Amount specified as such In Exhibit I.

“Settlement Currency” means the peseta.

            “Transactions'' are those that are governed by this Master Agreement and that are expressly covered hereby.

            “Affected Transactions” are the Transactions that are affected by any of the Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen set forth in Clause Ten.

            “Affected Parties” are the Parties that have triggered any of the Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen set forth in Clause Ten.

            “Applicable Interest Rate” means (a) with respect to the payment obligations assumed under Clause 3.1 of the Master Agreement that have not been honored by the Party in breach, the Late Interest Rate; (b) with respect to the payment obligation for the Amount Payable pursuant to Clause Fourteen and that, being due on the Payment Date determined pursuant to Clause 15.1, have not been honored, the Late Interest Rate; (c) with respect to any other payment or delivery obligation that should have been honored, the Ordinary Interest Rate and (d) in any other case, the Termination Interest Rate.

            “Late Interest Rate” means the interest rate stated as an annual percentage rate, which shall be the sum of the 1-day interbank rate in the currency in which the payment should have been made which the Party owed such payment did not receive, plus the spread set forth in Exhibit I. Late interest shall be calculated by applying the Late Interest Rate to the amount that the Party owed has not received, it being due, based on the year applicable (360 or 365 [days]) to the currency in question. Such interest shall be calculated based on daily capitalization and the number of days actually elapsed. In the event that the currency in which the payment should have been made is the peseta, the 1-day interbank rate shall be obtained from the average rate for 1-day non-transferable interbank deposits published by ACF of Spain in the Bulletin of the Book Entry Office or in any publication or media replacing it in the future.

© AEB – Madrid. January 1997

7[cut off]

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            “Ordinary Interest Rate” means the interest rate stated as an annual percentage rate equivalent to the cost Party not in breach (which shall be who shall calculate it) would incur if it had to refinance its position.

            “Termination Interest Rate” means the interest rate stated as an annual percentage rate equivalent to the arithmetic average of the cost that each of the Parties would incur if they had to refinance their position.

            “Market Value” means, with respect to one or more Transactions whose maturity has been accelerated, an amount (in the Settlement Currency) fixed by the Party that pursuant to this Master Agreement has standing to determine it based on the valuations provided by the Benchmark Institutions. Each valuation shall express the amount that that Party would receive (in which case such amount shall be stated with a negative sign) or pay (in which case such amount shall be stated with a positive sign) to enter into a Transaction with the Benchmark Institution which would have the effect of maintaining the economic value that for that Party any payment or delivery that should have been made as from the Accelerated Maturity Date would have, by virtue of the Transaction or group of Transactions whose maturity has been accelerated.

            The Outstanding Amounts of the Transaction or group of Transactions whose maturity has been accelerated shall not be included, but the payments or deliveries due after the Accelerated Maturity Date that were not made because such Accelerated Maturity Date had been set shall be included.

            The Party that determines the amount shall ask the Benchmark Institutions to provide their valuations, to the extent possible, on the same date and at the same time, on the Accelerated Maturity Date or, as appropriate, as soon as possible after that date. If more than three valuations are obtained, the arithmetic average of all of them shall be calculated, discarding the highest and lowest valuations. If only three valuations were provided, the Market Value shall be the mean value after having discarded the highest and lowest values. If only three valuations were provided and two of them were identical, the Market Value shall be the arithmetic average of the three valuations. If fewer than three valuations are obtained, it shall be deemed that the determination of the Market Value is not possible.

            “Replacement Valuation” means the amount (in the Settlement Currency) that one Party calculates as its losses of any type (stated with a positive sign) or gains (stated with a negative sign) in connection with this Master Agreement or with a Transaction or group of Transactions whose maturity has been accelerated, as the case may be, including any loss of profits deriving from the Agreement, financing costs, or, at the option of such Party, but without any possibility of duplication, the losses and/or costs deriving from the accelerated maturity, settlement, obtaining or reestablishing any hedge or position related thereto (or any gain obtained in such cases).

            The Replacement Valuation includes the losses, interest and costs (or gains) in connection with any payment or delivery that should have been made on or before the pertinent Accelerated Maturity Date but was not made.

            The Replacement Value does not include the expenses in connection with Clause Nineteen of this Master Agreement.

© AEB – Madrid. January 1997

7[cut off]

PD1450948

            The determination of the Replacement Valuation shall be made on the Accelerated Maturity Date or as soon as possible thereafter. The determination of the Replacement Valuation may be made by using as a benchmark quotes for market rates or prices from one or more Benchmark Institutions in the market in question.

            1.3. - Interpretation. For purposes of the interpretation of the Master Agreement, in the event of any discrepancy between the provisions of the Master Agreement and Exhibit I thereto, the provisions of Exhibit I shall govern. In the event of any discrepancy between the Master Agreement and the provisions of any Confirmation, the provisions of the Confirmation shall govern.

            TWO.- PURPOSE OF THE AGREEMENT.

            The purpose of this Master Agreement is to govern the business relationship arising between the Parties as a result of executing the Transaction listed below by way of illustration rather than limitation:

2.1.	- Swaps (SWAPS) of:

Interest rates (IRS);
Floating interest rates (BASIS SWAPS) ;
Currencies (CURRENCY SWAPS);
Mixed currencies and interest rates (CROSS-CURRENCY RATE SWAPS);
Commodities (COMMODITY SWAPS);
Shares or equity indexes (EQUITY SWAPS/EQUITY INDEX SWAPS);
Any type traded on the financial markets.

2.2.	- Forward rate transactions (FRA)

2.3.	- Futures and options transactions on over-the-counter markets on:

Interest rates (CAPS, COLLARS and FLOORS);
Currencies;
Commodities;
Bonds;
Shares or equity indexes;
Any type traded on the financial markets.

2.4.	- Foreign exchange trading (FX), spot (SPOT), and forward (FORWARD) transactions.

2.5.	- Any combination of the foregoing, similar transaction or any analogous transaction specified in the pertinent Confirmation.

© AEB – Madrid. January 1997

7[cut off]

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            THIRD. – CARRYING OUT THE PURPOSE OF THE AGREEMENT.

            3.1. - Payment or Delivery Obligations. The Parties shall make such payments or deliveries as they are obligated to make for each Transaction as set forth in the pertinent Confirmation and in this Master Agreement.

            3.2. - Term. The term shall be essential for all purposes of the Agreement.

            3.3. - How the Payments are to Be Made. The payments shall be made on the date, at the place and in the currency set forth in the pertinent Confirmation for each Transaction.

            3.4. - How the Deliveries are to Be Made. Any deliveries the Parties are obligated to make shall be made on the date in the form and/or through the Clearing House or System that the Parties agree upon and that is specified in the pertinent Confirmation.

            3.5.- Reciprocal Nature of the Obligations. Performance of the payment or delivery obligations of each of the Parties under each Transaction shall not be enforceable when any of the following circumstances apply:

            3.5.1. - The other Party has incurred, or with respect to such other Party there exist, Grounds for Accelerated Maturity, whether or not an Accelerated Maturity Date has been declared with respect to the other Party;

            3.5.2. - Any condition subsequent whatsoever exists that affects the performance of the obligation(s)

            FOUR.- CHANGE OF ACCOUNT.

            Either of the Parties may change the account(s) designated for the receipt of payment(s) or delivery (deliveries), upon notice in writing to the other Party, giving notice of at least five (5) Business Days prior to the value date of the pertinent payment or delivery, such notice being binding, absent a reasonable objection by the other Party.

            FIVE.-SETTLEMENT BY NETTING.

            The amounts payable on the same date and in the same currency pursuant to the same Transaction, shall be settled by netting, unless the Parties agree to a different system in Exhibit I or in the pertinent Confirmations, so that, if both Parties are to make payments to each other, the Party whose amount payable is greater shall be obligated to make a payment for the amount in excess. Likewise, the Parties, if they so set forth in Exhibit I and/or in the pertinent Confirmations, may settle by netting the amounts payable pursuant to two or more Transactions maturing on the same date and denominated in the same or different currencies.

© AEB – Madrid. January 1997

7[cut off]

PD1450947

            SIX.- LATE INTEREST. OTHER AMOUNTS.

            6.1. - Late Interest. Any delay in the payments with respect to the value date set forth in the Confirmation pertaining to the Transaction in question, or with respect to the value date that is a Payment Date for purposes of Clause Fifteen, shall accrue late interest at the Late Interest Rate on the amount due and payable and outstanding from the value date (inclusive) through the date on which the payment is actually made (exclusive). Late interest shall be paid in the same currency as the amount owed and shall accrue and be capitalized daily at the Late Interest Rate indicated for the purposes set forth in Article 317 of the Commercial Code.

            6.2. - Other Amounts. Any delay in the obligation to deliver securities and/or commodities, shall give rise to compensation for damages in favor of the Party that is prejudiced, by calculation of the financial cost and/or the substitution cost for the securities and/or commodities not delivered, from the value date of the delivery through the date on which the delivery is actually made.

            SEVEN.- CONFIRMATIONS.

            7.1. - Obligation to Confirm. The Transactions that the Parties agree to shall be confirmed in writing, by mail, or by means of telex, fax, or other electronic messaging system at the addresses that are set forth to such end in Exhibit I. The Parties expressly represent that the Transactions shall be binding from the very moment at which the essential terms thereof have been agreed to either orally or otherwise. The Parties shall be responsible for sending and verifying the receipt and content of the Confirmations and, in the event that there are any discrepancies or errors, such discrepancies or errors shall be communicated immediately to the other Party and Confirmations shall be exchanged once corrected.

            7.2. - Content of the Confirmations. The Confirmations shall include the essential elements for each type of Transaction, as well as a reference to the Master Agreement on which they are based.

            7.3. - Confirmations by Electronic Systems. Confirmations issued by electronic systems shall adhere to the formats that such systems have established or, as appropriate, to the format that the Parties have agreed upon. Without prejudice to the provisions of Clause 7.2, for this type of Confirmation, and in the event that the electronic system does not permit making reference to the Master Agreement, it shall be understood that, for all intents and purposes, such Transactions shall be executed under such Master Agreement.

            EIGHT.- TRANSACTION CURRENCY.

            8.1. - Transaction Currency. Any payments to be made pursuant to a Transaction shall be made in the currency specified in each one of the Confirmations (hereinafter, “the Transaction Currency”).

© AEB – Madrid. January 1997

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            8.2. - Change of Transaction Currency. On an exception basis, the Party that is the beneficiary of the payment may accept a currency other than the Transaction Currency under the terms agreed upon by the Parties.

            NOVENA.- GROUNDS FOR ACCELERATED MATURITY DUE TO CIRCUMSTANCES IMPUTABLE TO THE PARTIES.

Either of the Parties can accelerate the maturity of all the Transactions and therefore the Agreement pursuant to the provisions of Clauses Eleven through Fourteen when the other Party, any of its Guarantors or any of its Specified Institutions incurs any of the following Grounds for Accelerated Maturity:

            9.1. - Breach of Payment and/or Delivery Obligations.

            Breach of payment and/or delivery obligations pursuant to the provisions set forth in Clause Three, provided that such breach has not been cured within three (3) Business Days from the date on which notification of the default by the Party not in breach is effective, pursuant to the provisions set forth in Clause Twenty.

            9.2. - Breach of the Agreement. The breach of any obligation deriving from the Agreement other than payment and/or delivery obligations, provided that such breach has not been cured within thirty (30) calendar days from the date of notification of the breach by the Party not in breach takes effect pursuant to the provisions set forth in Clause Twenty.

            9.3. - Breach with Respect to the Guarantee.

            9.3.1. - Breach by the Guarantor(s) of the payment and/or delivery obligation deriving from the Guarantee.

            9.3.2. - Breach by the Guarantor(s) of any obligation other than the payment and/or delivery obligation deriving from the Guarantee, provided that such breach has not been cured by the deadline set forth in the pertinent Guarantee document, or, in the absence thereof, within fifteen (15) calendar days from the notification by the Party not in breach, pursuant to the provisions set forth in Clause Twenty.

            9.3.3. - The extinction or suspension of the Guarantee for any reason prior to the performance or extinction of the obligations secured by such Guarantee without the prior written consent of the other Party.

            9.3.4. - The challenge of the enforceability or validity of the Guarantee by either of the Parties, by the Guarantor(s) itself (themselves) or by a third party.

            9.4. - Falsity of the Representations. Falsity, misstatement or inaccuracy of the representations made by either of the Parties or any of their Guarantors with respect to the Agreement or to any Guarantee Document.

© AEB – Madrid. January 1997

8[cut off]

PD1450946

            9.5. - Default on Certain Financial Agreements. Default by either of the Parties, by any of their Guarantors or by any of their Specified Institutions, on any of the Certain Financial Agreements when such default, once the pertinent notifications are given, gives rise to the termination or accelerated maturity of the obligations undertaken pursuant to the Certain Financial Agreement.

            9.6. - Cross Default. Default by either of the Parties, by any of their Guarantors or by any of their Specified Institutions, on any of the agreements establishing the Certain Debt when:

            9.6.1 .- The Certain Debt that is or that could be declared a liquid, due and payable debt prior to the maturity originally set forth in such agreements as a result of the breach of the obligations assumed pursuant to said agreements that when taken either individually or together is equal to or greater than the Maximum Amount specified in Exhibit I.

            9.6.2. - The payment obligations undertaken pursuant to such agreements are breached upon their maturity in amounts that when taken individually or together are equal to or greater than the Maximum Amount specified in Exhibit I.

            9.7. - Situations of Insolvency. If either of the Parties, any of their Guarantors or any of their Specified Institutions:

            9.7.1. - Should request or a third party should request with respect to it, as the case may be, the declaration of suspension of payments or bankruptcy or a proceeding for reduction of amount or extension of time, or a meeting of creditors, or it appeals to its creditors to in some fashion restructure its debt.

            9.7.2. - Should default on the payment of obligations or any in- or out-of-court proceedings that could trigger the seizure or auctioning of its assets for a sum exceeding that set forth in Exhibit I should be filed against it.

            9.7.3. - Should default in general on its obligations or should admit in writing its inability to perform them when due.

            9.7.4. - Should adopt any resolution or take any measure with the intention of triggering any of the foregoing situations.

            9.7.5. - If a legal proceeding should be filed or any pleading or complaint should be filed before a Tribunal or Court or against either of the Parties whose final result:

a) should be intended to or could affect its assets for a sum exceeding that set forth in Exhibit I; and/or

b) should be intended to cause the appointment of one or more inspectors, depositories, auditors, administrators, receivers or the like for the assets of either of the Parties for a sum exceeding that set forth in Exhibit I.

© AEB – Madrid. January 1997

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

9.7.6. - Should be the subject of intervention and or replacement measures by the competent authorities when the entity in question is subject to administrative supervision.

            9.8. - Decrease in Economic Solvency. When the solvency of either of the Parties and/or of any of their Guarantors and/or any of their Specified Institutions, is substantially diminished as a result of their participation in any fashion in a merger or spin-off transaction or sale of assets and/or liabilities.

            9.9. - Extinction of the Legal Personality or Change in the Legally-Mandated Bylaws. The extinction of the legal personality, change of the legal nature or legally-mandated bylaws of either of the Parties, of any of their Guarantors, or of any of their Specified Institutions.

            9.10. - Dissolution of Company. When a resolution for dissolution is requested or adopted with respect to either of the Parties and/or its Guarantors or of any of their Specified Institutions.

            9.11. - Other Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties.  The Parties may agree upon in Exhibit I other Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties with the effects set forth in Clause 11.1.

            TEN.- GROUNDS FOR ACCELERATED MATURITY OF TRANSACTIONS DUE TO THE OCCURRENCE OF OBJECTIVE CIRCUMSTANCES.

            10.1. - Occurrence of Prohibition or Impossibility. When, after the date on which a Transaction was entered into, legal or regulatory provisions applicable thereto are modified or new legal or regulatory provisions applicable thereto are established or the legal or administrative interpretation of such provisions is modified such that it is prohibited or impossible for either of the Parties and/or for their Guarantors (hereinafter, the Affected Party), to make or receive the payments o deliveries due pursuant to such Transaction, perform other obligations deriving therefrom or perform the obligations deriving from the Guarantee.

            The foregoing shall not apply when the prohibition or impossibility is triggered as a result of the breach by either of the Parties and/or by their Guarantors of the obligation to maintain in force all the authorizations necessary for the successful performance of this Agreement, in which case, the provisions set forth in Clause 9.2 shall apply.

            10.2. - Change in Tax Law. When, after the date on which a Transaction was executed, legal or regulatory provisions with respect to taxes are modified or new legal or regulatory provisions with respect to taxes are established, and as a result thereof the Party and/or its Guarantor(s) (the Affected Party) that is to make the payments must apply carry-backs, deductions or withholdings for or as payment on account for a tax or that in any other way substantially affects the Transaction.

            10.3. - Other Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances. The Parties may agree upon in Exhibit I other Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances with the effects set forth in Clause 11.2.

© AEB – Madrid. January 1997

83

PD1450945

            ELEVEN.-CONSEQUENCES OF THE GROUNDS FOR ACCELERATED MATURITY.

            11.1. - With Respect to the Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties. In the event that any of the Parties, Guarantors and/or Specified Institutions should incur one or more of the Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties set forth in Clause Nine, the Party not in breach can notify the Party in breach of the accelerated maturity of all the Transactions that at that time are in force between the Parties pursuant to this Master Agreement, setting to such end an Accelerated Maturity Date.

            11.2. - With Respect to the Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen.

            11.2.1. - In the event that one or more of the circumstances specified in Clause Ten should occur, the Parties shall seek in good faith to reach an agreement within thirty (30) calendar days from the date that the notification sent by the Unaffected Party to the Affected Party, or vice versa, takes effect, proposing the initiation of negotiations in order to avoid the accelerated maturity of the Affected Transactions.

            11.2.2. - If within the period of thirty (30) calendar days set forth in Clause 11.2.1. the Parties should fail to reach an agreement, either of the Parties may notify the other Party of the accelerated maturity of all the Affected Transactions that at that time are in force between the Parties pursuant to this Master Agreement, setting to such end an Accelerated Maturity Date.

11.3. - The Accelerated Maturity Date may not be earlier than the date that the notification sent for purposes of this Clause takes effect pursuant to the provisions set forth in Clause Twenty.

            TWELVE.- EFFECTS OF THE SETTING OF AN ACCELERATED MATURITY DATE.

            12.1. - With the effects set forth in this Clause and whether or not any of the Grounds for Accelerated Maturity persist, on the Accelerated Maturity Date set:

a) the maturity of all the Transactions that at that time are in force between the Parties shall be accelerated because any of the Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties set forth in Clause Nine has occurred, or

b) the maturity of the Affected Transactions shall be accelerated because any of the Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen has occurred.

            12.2. Upon the setting of the Accelerated Maturity Date the payment and/or delivery obligations set forth in Clause 3.1 shall be suspended with respect to the Transactions

© AEB – Madrid. January 1997

8[cut off]

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

whose maturity has been accelerated, without prejudice to the provisions of other Clauses of this Agreement.

            12.3. Once the Accelerated Maturity Date takes effect, the Amount Payable deriving from the accelerated maturity of the Transactions shall be calculated pursuant to the provisions set forth in the following Clauses.

            THIRTEEN. STATEMENT OF ACCOUNT.

            Once the Accelerated Maturity Date takes effect, the pertinent Party (Parties) shall perform the calculations set forth in Clause Fourteen and shall provide to the other Party a statement of account including the following information:

a) a breakdown of the calculations performed, including those pertaining to valuations, specifying as appropriate Amount Payable pursuant to Clause Fourteen.

b) data on the account(s) to which the payment of the Amount Payable are to be made.

            FOURTEEN. CALCULATION OF THE AMOUNT PAYABLE.

            14.1. Amount Payable due to the Accelerated Maturity of Transactions Triggered by Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties.

            14.1.1. Applying the Criterion of Market Value. The Amount Payable, shall be equal to:

a) the sum of the Settlement Amount (calculated by the Party not in breach) for all the Transactions whose maturity has been accelerated (with a positive sign if the Settlement Amount is receivable by the Party not in breach and with a negative sign in the event that the Party not in breach should have to pay the Party in breach such Settlement Amount) and the equivalent in the Settlement Currency of the Outstanding Amounts due to the Party in breach, less

b) the equivalent in the Settlement Currency of the Outstanding Amounts due to the Party in breach.

            14.1.2. Applying the Criterion of Replacement Valuation. In the event that it is not possible to determine a Market Value, or even if it were possible, the result would not be commercially acceptable, the Amount Payable shall be an amount equivalent to the Replacement Valuation of the Transactions whose maturity has been accelerated and with respect to which it is not possible to determine a Market Value.

            14.1.3. Common Standards. The outstanding amounts payable by the Party in breach shall be added, as applicable, to the Amount Payable resulting from applying the provisions set forth in paragraphs 14.1.1. and 14.1.2. above (including the interest accrued at the Applicable Interest Rate), and the outstanding amounts payable by the Party not in breach shall be subtracted from such amount

© AEB – Madrid. January 1997

8[cut off]

PD1450944

(including interest accrued at the Applicable Interest Rate) for Transactions covered by the Master Agreement that, having matured for reasons other than grounds for Accelerated Maturity, are outstanding as of the Accelerated Maturity Date.

            If the Amount Payable should be positive, the Party in breach shall pay the Party not in breach; on the other hand, if the Amount Payable should be negative, the Party in breach shall pay the absolute value of such amount to the Party in breach.

            14.2. Amount Payable due to the Accelerated Maturity of Transactions Triggered by Grounds for Accelerated Maturity due to the Occurrence of Objective Circumstances. In the event that the maturities of Transactions are accelerated as a result of the Grounds for Accelerated Maturity set forth in Clause Ten and there is:

            14.2.1. One Affected Party: The Amount Payable shall be determined pursuant to the provisions of Clause 14.1. References to Party in breach and to Party not in breach shall be understood to be references to Affected Party and Unaffected Party.

            14.2.2. Two Affected Parties:

            I. Applying the Criterion of Market Value.

a) Each of the Parties shall calculate the Settlement Amount resulting from the accelerated maturity of the Affected Transactions.

b) The lower of the Settlement Amounts, which we call X, obtained (with the pertinent sign) by the other Party (Party X) shall be subtracted from the higher of the Settlement Amounts, which we call Y, obtained by one Party (Party Y), with the pertinent sign, dividing the result by two. To the above result (X-Y)/2, the amount resulting from subtracting the Outstanding Amounts payable to Party X from the Outstanding Amounts payable to Party Y shall be added.

c) If the Amount Payable resulting from sub-paragraph b) above is a positive number, Party Y shall pay Party X, and if it is a negative number, Party X shall pay the absolute value of such amount to Party Y.

            II. Applying the Criterion of Replacement Valuation.

Each of the Parties shall determine the Replacement Value of the Transaction(s) whose maturity has been accelerated. From the higher of the Replacement Values, which we call X, obtained by one Party (Party X), with the pertinent sign, the lower of the Replacement Values, which we call Y, obtained by the other Party (Party Y) (with the pertinent sign) shall be subtracted, dividing the result by two (X-Y)/2.

If the Amount Payable resulting from the foregoing sub-paragraph is a positive number, Party Y shall pay Party X, if it is a negative number, Party X shall pay the absolute value of such amount to Party Y.

            14.3. Conversion of Currencies for the Calculation of the Amount Payable.

© AEB – Madrid. January 1997

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            14.3.1. The calculation of the Amount Payable shall be performed in the Settlement Currency.

            14.3.2. In the event that an amount that should be included in the Amount Payable is not denominated in the Settlement Currency, such amount shall be calculated by the Party with standing to do so, pursuant to the provisions set forth in this Clause, based on the exchange rate for that other currency against the Settlement Currency, on the Accelerated Maturity Date (or, as appropriate, on a subsequent date if the Market Value or the Replacement Value is determined on a subsequent date). The exchange rate for the Settlement Currency shall be the spot rate provided by a credit institution or an FX market broker notable for its trading volume on the market for the currency in question for the purchase of that other currency against the Settlement Currency at approximately 11:00 a.m. in the city where the entity providing the quote is located and on the date on which the buy rate for that other currency is customarily determined, with value date on the Accelerated Maturity Date (or later). The entity providing the quote shall be selected in good faith by the Party that pursuant to the Agreement has standing to calculate the pertinent amount, and in the event that both Parties have standing, it shall be selected by agreement between them.

            FIFTEEN.- PAYMENTS.

            15.1. Payment Date. The Party (Parties) shall notify the other Party of the amount of the Amount Payable calculated as set forth in Clause Fourteen, as well as the Payment Date, which cannot be earlier than the effective date of the notification pursuant to the provisions set forth in Clause Twenty. The pertinent payment shall be made with value date on the Payment Date. The Amount Payable thus calculated shall accrue interest at the Ordinary Interest Rate from the Accelerated Maturity Date through the Payment Date.

            15.2. Netting of the Amount Payable. The Party owed the amount of the Amount Payable may net such amount against any amount it owes to the other Party pursuant to any agreement other than the Agreement.

            15.3. Application for payment of the Amount Payable. The Parties mutually and expressly authorize each other to apply for the payment of the Amount Payable owed by the other Party, as appropriate, before the netting referred to in the foregoing paragraph that has not been paid within five (5) Business Days following the Payment Date, any balances, deposits [or other] type of account in any currency that the debtor Party has on the books of the creditor Party, or on the books of any of their agencies, branches, representative offices or establishments, expressly and irrevocably empowering the creditor Party to, without prior notice, reduce or cancel the balances to pay the debt, paying and transferring the amount necessary to the creditor Party and liquidating securities or other types of securities or rights or deposits, including time deposits that the debtor Party has or may have with the creditor Party. The creditor Party shall inform the debtor Party of the breakdown of the netting performed.

© AEB – Madrid. January 1997

87

PD1450943

            SIXTEEN.- GENERAL.

            16.1. Absence of Legal Proceedings or Arbitration. The Parties represent that neither they nor their Guarantors are party to any legal proceeding or arbitration whatsoever and they are not aware of the existence of any lawsuits or arbitration pending or expected against them that might affect their capacity to perform their respective obligations pursuant to the Agreement.

            16.2. Waiver. The delay by the Parties in exercising the rights and actions deriving from the Agreement, shall not in any way whatsoever imply a waiver of such rights and actions. The one-off or partial exercise of any right or power shall not prejudice the existence and subsequent exercise of such right or power, nor any other set forth in the Agreement.

            The aforesaid rights or powers deriving from this Agreement do not exclude any rights or actions that prevailing law may recognize in favor of the Parties, which shall not be altered.

            16.3. Void or Voidable Clauses. If a Clause of the Agreement becomes void or voidable pursuant to applicable law, such Clause shall be understood not to have been included or shall be modified, and the rest of the Agreement shall be valid and enforceable unless the nature or purpose of the Agreement is frustrated by such Clause.

            16.4. Delivery of Documentation. The Parties undertake to provide any document set forth in Exhibit I and/or in the pertinent Confirmation on the date specified for such delivery.

            16.5. Obligation to Obtain Authorizations. The Parties undertake to obtain and maintain in force such authorizations as may be necessary for the validity and full enforceability of the Agreement.

            16.6. Awareness of the Risks Associated with the Transactions. The Parties state they are aware of and accept the risks inherent in or that may derive from the Transactions governed by this Master Agreement. Each of the Parties states that it has not been advised by the other Party regarding the benefits or advisability of executing any of the Transactions, and such Transactions are executed based on the estimates and calculations of risks performed by the Parties themselves.

            SEVENTEEN. ASSIGNMENT.

            The Parties may not assign all or any portion of this Agreement without the written consent of the other Party.

            Notwithstanding the foregoing, the rights to receive payments and/or deliveries that either of the Parties has pursuant to the Agreement may be assigned without requiring the consent of the other Party provided that this does not imply any prejudice for the other Party.

© AEB – Madrid. January 1997

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

            EIGHTEEN. RECORDINGS.

            The Parties authorize each other to record telephone conversations that they have with each other with respect to the Agreement or to the Transactions, and to use such recordings as means of proof for any incidence or arbitration and/or legal proceeding that may arise directly or indirectly between the Parties.

            NINETEEN. EXPENSES.

            All expenses, including valuation and tax expenses, incurred by the other Party as a result of the defense and/or enforcement of its rights pursuant to the Agreement, of the Guarantee or of the accelerated maturity of any Transaction, expressly including the professional fees of attorneys, legal representatives, experts and, as appropriate, notaries, or any other expense that may be incurred, shall be for account of the Party that has breached its obligations deriving from the Agreement.

            TWENTY. NOTIFICATIONS.

            For purposes of the notifications to be sent pursuant to the Agreement, the Parties agree that any means providing evidence of receipt may be used, with the notification obligation deemed to have been performed by sending a letter or telegram with acknowledgement of receipt, telex or fax sent to the respective domiciles or indications set forth in Exhibit I, with the acknowledgement of receipt of the letter or telegram or the original of the telex evidencing its receipt by means of the pertinent indications constituting reliable proof of the notification.

            In any case, with respect to the effective date of the notifications, notifications made by fax shall be followed by the sending of the original text by telegram or letter with acknowledgement of receipt and shall be deemed effective as of the date shown on said acknowledgement of receipt pursuant to the foregoing paragraph.

            For purposes of the Agreement, the Parties indicate as their domicile and telex and fax numbers valid for any notification those that they indicate in Exhibit I.

            Any change or modification to the domiciles or indications set forth in Exhibit I shall be reported to the other Party by any of the means indicated above, and such change or modification shall not take effect until the acknowledgement of receipt of the change or modification has been received.

            If the day the notification is received is not a business day, the notification shall be understood to take effect the next Business Day.

            TWENTY-ONE. VALIDITY.

            21.1. Entry into Force and Retroactive Effects. This Master Agreement shall enter into force and take effect as of the date set forth in the heading. Notwithstanding the foregoing, the effects of the Agreement may be applied retroactively if the Parties so expressly agree in Exhibit I as of the

© AEB – Madrid. January 1997

89

PD1450942

date indicated therein, and thus all the Transactions executed by the Parties between the date set forth in Exhibit I and that of the heading of this Master Agreement are covered by this Master Agreement, or those that the Parties expressly specify in Exhibit I are covered by this Master Agreement.

            21.2. Termination. This Master Agreement shall be in force and shall have full effect until such time as either of the Parties notifies the other Party of its desire to terminate it at least thirty (30) calendar days prior to the termination date indicated by the notifying Party. The termination of this Master Agreement shall not affect the Transactions executed hereunder, which shall continue to be governed by the Clauses of this Agreement and the specific terms hereof.

            TWENTY-TWO. APPLICABLE LAW.

            The Agreement shall be subject to and interpreted pursuant to Spanish law.

            TWENTY-THREE. JURISDICTION.

            23.1. Arbitration Agreement. The Parties, if they so set forth in Exhibit I, may submit any conflicts or disputes that may arise with respect to the Agreement, or the interpretation, performance or enforcement thereof, to Arbitration pursuant to the provisions set forth in said Arbitration Agreement.

            23.2. Jurisdiction. In the event that they do not stipulate an Arbitration Agreement, the Parties, waiving their own jurisdiction, submit to the jurisdiction and competence of the Courts and Tribunals set forth in Exhibit I.

            In witness whereof, the Parties execute this Master Agreement in two copies, in the place and on the date indicated in the heading.

BANCO SANTANDER		ACCIONA, S.A.:

Signed:	/s/ María Noemí Doce Deibe	Signed: /s/ Juan Gallardo Cruces
Name: María Noemí Doce Deibe		Name: Juan Gallardo Cruces

Signed:	/s/ Miguel Ángel Martínez Villegas	Signed: /s/ Valentin Montoya
Name: Miguel Ángel Martínez Villegas		Name: Valentin Montoya

© AEB – Madrid. January 1997

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

- 19 -

EXHIBIT I
TO THE
MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS

between

BANCO SANTANDER CENTRAL HISPANO, S.A. (hereinafter, "THE BANK")

and
ACCIONA, S.A. (hereinafter, “THE CLIENT")

Madrid, December 21, 2006

1.          Late Interest Rate. For purposes of the determination of the Late Interest Rate defined in Clause 1.2. , the applicable spread shall be 1%.

2.          Settlement by Netting. For the purposes of Clause Five, the Parties set forth that settlement by netting shall not be applicable to two or more Transactions, except as expressly agreed upon by the Parties.

3.          Domicile for Confirmations and Notifications.

The Bank sets forth as its domicile for Confirmations and notifications:

Name of the Institution	Santander Central Hispano
To the attention of:	Back-Office Department
Domicile:	Ciudad Grupo Santander, Marisma Building
Ground Floor, 28660 Boadilla del Monte
Telephone:	91 2893116
Fax:	91 2571228

The Client sets forth as its domicile for Confirmations and notifications:

Name of the Institution	Acciona, S.A.
To the attention of:	José Ángel Tejero
Domicile:	Avda. de Europa, 18, Parque Empresarial La
Moraleja, 28108 Alcobendas, Madrid
Telephone:	91-663 23 55
Fax:	91-663 29 29

4.          Guarantee. None.

5.          Guarantor. None.

6.          Calculation Agent. The Calculation Agent shall be the Bank.

© AEB – Madrid. January 1997

91 PD1450941

1. [redacted] ONE HUNDRED (1,000,000,000)
2. ONE HUNDRED (1,000,000,000)
[signatures]
- 20 -

7.          Maximum Amount. For the purposes of Clause 9.6.1. and/or 9.6.2., Maximum Amount is set forth as an amount equal to or greater than [redacted] million (€ [redacted],000,000) euros or the equivalent thereof in any other currency for the Bank and 2% of equity, in the sense that this term is given in the Stock Companies Law, calculated on the latest audited annual accounts for the Client.

8.	Documents to be Delivered. For the purposes of Clause 16.4., the Parties undertake to deliver the following documentation:

* Copies of the instruments conferring powers	Yes
upon the signatories, duly recorded in the
Commercial Registry.

* Signature acknowledgement pages or cards or	Yes
photocopies of the identity documents of the
signatories showing their signatures clearly.

9.          Situations of Insolvency. For purposes of the provisions set forth in Clauses 9.7.2. and 9.7.5., an amount equal to or greater than [redacted] million (€ [redacted]2,000,000) euros or the equivalent thereof in any other currency for the Bank and 2% of equity, in the sense that this term is given in the Stock Companies Law, calculated on the latest audited annual accounts for the Client.

[signatures]

10.         Other Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties.  Pursuant to the provisions set forth in Clause 9.11., the Parties set forth the following additional Grounds for Accelerated Maturity due to Circumstances Imputable to the Parties: Not Applicable.

11.         Other Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen. Pursuant to the provisions set forth in Clause 10.3., the Parties set forth the following additional Grounds for Accelerated Maturity of Transactions due to Objective Circumstances that Have Arisen: Not Applicable.

12.         Specified Institutions. For all purposes set forth in the Agreement:

The Bank designates as Specified Institutions: None.

The Client designates as Specified Institutions: None

13.         Retroactive Effects. For purposes of the provisions set forth in Clause 21.1., the effects of this Master Agreement shall be retroactive, and therefore all Transactions entered into prior to the date set forth in the heading shall be subject thereto.

14.         Jurisdiction. For any issues and disputes that may arise with respect to the validity, interpretation or performance of this agreement, or of the confirmations of the transactions that may be executed hereunder, the Parties, expressly waiving their own jurisdiction and any other jurisdiction to which they may be entitled, submit to the jurisdiction and competence of the Courts and Tribunals of Madrid.

© AEB – Madrid. January 1997

[stamp:]
NIHIL PRIUS FIDE
COLLEGES OF NOTARIES OF SPAIN

[stamp:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

- 21 -

15.         Additional Provisions. The Parties state that certain spelling errors have occurred in Exhibit II DEFINITIONS FOR THE INTERPRETATION OF THE CONFIRMATIONS DOCUMENTED PURSUANT TO THE MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS and agree to the correction thereof as set forth below:

(i) In the definition of “Floor Amount Payable,” the formula for the calculation thereof set forth in Exhibit II is deemed replaced by the following formula:

CPF = IT x (PRF - TR) x PR

                     100 x N

(ii) The definition of “Floor Amount Payable” that is set forth in Exhibit II to this Agreement is modified by the Parties as follows:

The last sentence of said definition shall read as follows:

“The resulting amount shall only be enforced in the event that the Benchmark Rate is lower than the Floor Rate.”

In witness whereof, the Parties execute this Exhibit, which, for all pertinent intents and purposes, shall be deemed an integral part of the Master Agreement, in two copies, in the place and on the date indicated at the beginning.

BANCO SANTANDER CENTRAL	ACCIONA, S.A.
HISPANO, S.A.

Signed: /s/ María Noemí Doce Deibe	Signed: /s/ Juan Gallardo Cruces
Name: María Noemí Doce Deibe	Name: Juan Gallardo Cruces

Signed: /s/ Miguel Angel Martínez Villegas	Signed: /s/ Valentín Montoya
Name: Miguel Angel Martínez Villegas	Name: Valentín Montoya

© AEB – Madrid. January 1997

93

PD1450940

EXHIBIT II. DEFINITIONS FOR INTERPRETING CONFIRMATIONS OF TRANSACTIONS DOCUMENTED UNDER THE MASTER AGREEMENT FOR FINANCIAL TRANSACTIONS

For purposes of interpreting the terms set forth in the Master Agreement and in the Confirmations of the Transactions executed by and between the Parties, the terms indicated below shall have the meaning assigned to them in this Exhibit.
The Parties may agree to include other terms and conditions to supplement those set forth herein if they deem this necessary. In such case, the new terms shall be defined by the Parties by mutual agreement and in writing in Exhibit I or in the corresponding transaction confirmation.

Calculation Agent means one of the Parties to the Master Agreement, or a third party, who is obligated to:
(a) calculate the Floating Rate, if any, for each Payment Date or Calculation Period.
(b) calculate the Floating Amount on each Payment Date or for each Calculation Period.
(c) calculate the Fixed Amount on each Payment Date or for each Calculation Period.
(d) calculate other amounts payable on each Payment Date or for each Calculation Period.
(e) notify the Party (Parties) to the Transaction in question of the Calculation Date for each Payment Date or for each Calculation Period, specifying
-	the Payment Date,
-	the Parties obligated to make the payments, and
-	the amounts owed and reasonable details as to how these amounts have been calculated.
(f) notify the Party (Parties), if applicable, of any change in the number of days in the Calculation period or in the amounts due on the Payment Date.
When it is requested that the Calculation Agent select credit institutions or intermediaries of any kind to make any calculation or determination or to fix an exchange rate, the Calculation Agent shall do so, when possible, after consulting with the other Party (or with the Parties, if the Calculation Agent is a third party), for purposes of obtaining a rate that reasonably reflects the market conditions or selecting a convertible currency, as the case may be.

Settlement Basis means, with respect to a Transaction, the number of days comprising the Calculation Period with respect to which the Fixed or Floating Amounts are calculated, divided by the basis specified in the relevant Confirmation.

Cap Amount to be Paid means, for purposes of the Interest Rate Cap Option Transaction, the amount resulting from applying the following formula:

Where:
CPC =	Cap Amount to be Paid
IT =	Notional Amount
TR =	Benchmark Rate (as a % p.a.)
TPC =	Cap Rate (as a % p.a.)
PR =	Number of days in the Reference Period
N =	Settlement Basis on a case-by-case basis. It shall be set in the confirmation and may be either 360 or 365. The resulting amount shall take effect in the event that the Benchmark Rate is higher than the Cap Rate.
Floor Amount Payable means, for purposes of the Interest Rate Floor Option Transaction, the amount resulting from applying the following formula:

Where:
CPF =	Floor Amount Payable
IT =	Notional Amount
TR =	Benchmark Rate (as a % p.a.)

1

[seal:] NIHIL PRIUS FIDE [seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA
COLLEGES OF NOTARIES OF SPAIN LOMBARDIA MADRID NIHIL PRIUS FIDE
TPF = Floor Rate (as a % p.a.)
PR = Number of days in the Reference Period
N = Settlement Basis on a case-by-case basis. It shall be set in the confirmation and may be 360 or 365. The resulting amount shall only be enforced in the event that the Benchmark Rate is higher than the Floor Rate.

Resulting Amount means, for purposes of FRA Transactions, the amount resulting from applying the differential between the Transaction Interest Rate and the Settlement Interest Rate to the Notional Amount during the agreed upon period and discounting the Settlement Interest Rate in the event of accelerated payment on the Settlement Date. The formula to apply in order to obtain the Resulting Amount shall be as follows:

- In the event that the Settlement Interest Rate is higher than the Transaction Interest Rate:

- In the event that the Settlement Interest Rate is lower than the Transaction Interest Rate:

Where:
To =	Transaction Interest Rate (as a % p.a.)
TI =	Settlement Interest Rate (as a % p.a.)
I =	Notional Amount (in pesetas)
p =	Transaction Period (in days)
N =	360 or 365, depending on the terms of the Confirmation.
Decimals are disregarded in both cases.

Cap means an Interest Rate Option by which one of the Parties (Buyer) undertakes to pay the other (Seller) a Premium, and counterparty, in turn, undertakes that, in the event that the Benchmark Rates should exceed the Cap Rate on a future date agreed upon by the Parties beforehand, the Seller shall pay to the Buyer a Cap Amount to be calculated in accordance with the terms set forth in this Exhibit on a Notional Amount agreed upon by the Parties.

Collar means a Transaction that incorporates both a Cap and a Floor such that, if the Benchmark Rate exceeds the Cap Rate set by the Parties, one of the parties shall pay to the other a Cap Amount calculated on a Notional Amount, and if the Benchmark Rate falls below the Floor Rate, the Party who received the Cap Amount must then pay a Floor Amount calculated on the same Notional Amount to the other Party. If the Benchmark Rate always fluctuates in the band between the Floor Rate and the Cap Rate, neither Party shall make a payment to the other.

FRA Buyer means, for purposes of FRA Transactions, the Party who must pay to the Seller of the FRA the amount resulting in the event that the Settlement Interest Rate is lower than the Transaction Interest Rate, or [the Party who], in the alternative, is to receive that amount.

Option Buyer means the Party designated as such in the Confirmation of the Options Transactions on any underlying instrument.

Business Day Convention means, notwithstanding the terms of the definition of Business Day set forth in Clause 1.2 of the Master Agreement, and if the Parties so specify, the convention used to adjust a date that is a Non-Business Day. The following terms, used in relation to Business Day Convention and a specific date, mean that a date adjustment shall be made in the event that the date fixed is a Non-Business Day, such that:

(i) if “Next Business Day” is specified, the date shall move to the next Business Day.
(ii) if “Modified Business Day” is specified, the date shall move to the next Business Day unless it falls in the next calendar month, in which case the immediately preceding day shall be deemed a Business Day.

2

95

PD1450939

(iii) if “Preceding Business Day” is specified, that date shall move to the preceding Business Day.

CALL Currency or Purchase Currency means, for purposes of Currency Options, the currency specified as such in the corresponding Confirmation.

PUT Currency or Sale Currency means, for purposes of Currency Options, the currency specified as such in the corresponding Confirmation.

Option Style – The options may be either American Options or European Options.

Calculation Date means, with respect to a Payment Date or Calculation Period, the first day on which it is possible to give the notification that the Calculation Agent must give for that Payment Date or Calculation Period.

Floating Interest Rate Determination Dates shall be those dates specified as such or determined according to the method established to that end for determining the Floating Interest Rate. If any Floating Interest Rate Determination Date is not a Business Day, the terms of the corresponding Confirmation shall apply.

Exercise Date means, for purposes of Currency Options, the date on which the Buyer of the Option may exercise its option right.

Settlement Interest Rate Fixing Date means, for purposes of FRA Transactions, the fixing date for the Settlement Interest Rate, which shall be the Business Day that coincides with the Start Date.

Start Date means the date specified as such on which the Parties’ obligations begin to take effect in accordance with the terms set forth in the corresponding Confirmation.

Final Exchange Date means, with respect to the corresponding Transaction, the date specified as such in the Confirmation or, in the absence thereof, the Expiration Date.

Initial Exchange Date means, with respect to the corresponding Transaction, the date specified as such in the Confirmation or, in the absence thereof, the Start Date.

Settlement Date means, for purposes of FRA Transactions, the Value Date on which the amount resulting from the possible interest differential must be paid on the respective Transaction and which shall be the Day set forth in the Confirmation.

Transaction Date is the day on which the Parties agree upon the essential terms of the Transaction that is the subject of the Confirmation.

Payment Dates are the dates on which payments must be made during the Transaction Duration Period which are indicated in the Confirmation, including the Expiration Date.

Premium Payment Date means, for purposes of Options Transactions, the date determined as such in the respective Confirmation.

Value Date means the date on which the payment, settlement, and/or delivery obligations resulting from the Transactions shall be performed.

Expiration Date means the date specified as such, which is the last day of the Transaction Duration Period. For purposes of Options Transactions, the Expiration Date is the last date, or the only date on which the Option may be exercised, as the case may be.

3

[seal:] NIHIL PRIUS FIDE                                       [seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA
COLLEGES OF NOTARIES OF SPAIN                 LOMBARDIA MADRID            NIHIL PRIUS FIDE
Floormeans an Interest Rate Option whereby one of the Parties (Buyer) undertakes to pay to the other (Seller) a Premium, and the other party, in turn, undertakes that, in the event that the Benchmark Rates should fall below the Floor Rate on a future date agreed upon by the beforehand, the Seller shall pay to the Buyer a Floor Amount to be calculated in accordance with the terms set forth in this Exhibit on a Notional Amount agreed upon by the Parties.

Future means a Transaction whereby one of the Parties (Buyer), on a specified date (Transaction Date), agrees to purchase from the other Party (Seller) an underlying asset on a future date agreed upon by the Parties (Expiration Date), at a price fixed on the Transaction Date.

Expiration Time means, for purposes of Options, the time specified as such in the Confirmation, which shall be the latest time on the Expiration Date at the place agreed upon by the Parties at which the Buyer shall be obligated to accept notification of the exercise of the Option.

Fixed Amount means the amounts which the Fixed Rate Payer must pay on each Payment Date or for the corresponding Calculation Period, which are specified in the Confirmation. Said amounts shall be the result of applying the Fixed Rate to the Notional Amount for the number of days of the corresponding Calculation Period, or, in the case of the first Payment Date, since the Start Date. For Options Transactions, the Fixed Amount refers to the Premium.

Floating Amount refers to the figure resulting from applying to the Notional Amount the Floating Rate determined on the Floating Rate Determination Date for the corresponding Calculation Period, or, in the case of the first period, the Floating Rate calculated on the Start Date, for the number of days that have elapsed between that date and the first Payment Date or Expiration Date.

Final Exchange Amount means the amount specified as such which must be paid on the Final Exchange Date.

Initial Exchange Amount means the amount specified as such which must be paid on the Initial Exchange Date.

Notional Amount means an amount expressed in the corresponding currency and specified as such which may be the notional value or the value of the underlying asset to which the Cap, Floor, Fixed, Floating, Benchmark, Transaction Interest, Settlement Interest, Exchange or Price Rates, as well as any other rate specified in the corresponding Confirmation, may be applied.

Spread or Differential means the annual rate stated as a decimal, or the price specified as such for a Transaction, as the case may be. For purposes of determining the Floating Amounts, when the Spread is positive, it shall be added to the Floating Rate, and when the Spread is negative, it shall be subtracted from the Floating Rate.

Number of Days in the Reference Period means, for purposes of Interest Rate Options Transactions (Cap, Floor, Collar), the number of days comprising the corresponding Calculation Period or Reference Period.

American Option refers to an option that can be exercised on any date within the Exercise Period.

European Option refers to an option that may be exercised only on an Exercise Date determined beforehand and fixed in the Confirmation.

Currency Option refers to a Transaction whereby the Buyer acquires the right, but not the obligation, to purchase from the Seller, at the Exercise Price, a specified amount of the CALL Currency or Purchase Currency and to sell to the Seller, at the Exercise Price, a specified amount of the PUT Currency or Sale Currency.

Interest Rate Option refers to a Transaction whereby one Party (Buyer), by paying a premium to the other Party (Seller), acquires the right, but not the obligation, to take (call) or make (put) a deposit of a Notional Amount at a specific Fixed or Floating Interest Rate, on a future date (Exercise Date). The Seller undertakes, vis-à-vis the Buyer, to call or put a deposit in a Notional Amount in the event that

4

9[cut off]

PD1450938

the Buyer exercises the option. The Premium and the Fixed/Floating Rate, as well as the Exercise Date and the notional deposit shall be specified in the corresponding Confirmation. These options may be settled by netting or by delivery.

Commodity Option is a Transaction whereby one of the Parties (Buyer), by paying a Premium to the other Party (Seller), acquires the right, but not the obligation, to buy (call) or sell (put) the respective commodity at the agreed upon price (Exercise Price) on a future date (Exercise Date). The Seller undertakes, vis-à-vis the Buyer, to sell or buy a specified amount of the respective commodity in the event that the Buyer exercises the option. These options may be settled by netting or by delivery.

Equity Option is a Transaction whereby one of the Parties (Buyer), by paying a Premium to the other Party (Seller), acquires the right, but not the obligation, to buy (call) or sell (put) the underlying asset (equities), at the agreed upon price (Exercise Price), on a future date (Exercise Date). The Seller undertakes, vis-à-vis the Buyer, to sell or buy the underlying asset in the event that the Buyer exercises the option. These options may be settled by netting or by delivery.

Equity Index Option is a Transaction whereby one of the Parties (Buyer), by paying a Premium to the other Party (Seller), acquires the right, but not the obligation, to buy (call) or sell (put) the underlying asset (equity indexes), at the agreed upon price (Exercise Price), on a future date (Exercise Date). These options may be settled by netting or by delivery.

Fixed Income Option is a Transaction whereby one of the Parties (Buyer), by paying a Premium to the other Party (Seller), acquires the right, but not the obligation, to buy (call) or sell (put) the underlying asset (fixed-income securities), at the agreed upon price (Exercise Price), on a future date (Exercise Date). The Seller undertakes, vis-à-vis the Buyer, to sell or buy the underlying asset in the event that the Buyer exercises the option. These options may be settled by netting or by delivery.

Forward Rate Agreement (FRA) is a Transaction whereby the Parties, in order to protect themselves against future interest rate fluctuations, for a Notional Amount and a specific Duration Period, agree that if the Transaction Interest Rate turns out to be lower/higher than the Settlement Interest Rate, one of the Parties (Buyer/Seller) must pay to the other Party (Buyer Seller) the Resulting Amount in accordance with the applicable financial formula described in this Exhibit.

FX Spot Transaction is a Transaction in which one of the Parties buys an amount of currency against the sale to the other Party of an agreed upon amount in another currency at a specified exchange rate, both amounts being payable on a Value Date falling within two Business Days following the Transaction Date.

FX Forward Transaction is a Transaction in which one of the Parties buys an amount of currency against the sale to the other Party of an agreed upon amount in another currency at an exchange rate specified on the Transaction Date, both amounts being payable on a Value Date subsequent to two Business Days following the Transaction Date.

Fixed Rate Payer is the Party obligated to pay on the Payment Dates set forth in the Confirmation or at the frequency agreed upon by the Parties during the Transaction Duration Period an amount calculated based on an annual Fixed Rate or a fixed price on a Notional Amount or one or more fixed amounts.

Floating Rate Payer means the Party obligated to pay on the Payment Dates set forth in the Confirmation or at the frequency agreed upon by the Parties during the Transaction Duration Period an amount calculated by applying the Floating Rate or a floating price on a Notional Amount or one or more floating amounts.

Currency Pair means, for purposes of Currency Options Transactions, the two currencies that shall be exchanged in the event that the Option is exercised. One of the currencies shall be specified in the Confirmation as the CALL (or Purchase) or PUT (or Sale) Currency, respectively, as appropriate.

5

9[cut off]

[seal:] NIHIL PRIUS FIDE	[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA
COLLEGES OF NOTARIES OF SPAIN	LOMBARDIA MADRID	NIHIL PRIUS FIDE

Calculation Period means each period included in the Duration Period which begins on the last day of the preceding Calculation Period, including that day, and ends on the last day of the following Applicable Calculation Period, excluding that day. The Initial Calculation Period shall begin on the Transaction Start Date, including that day, and shall end on the last day of the first Calculation Period, excluding that day.

Duration Period means the period of time beginning on the Transaction Start Date and ending on the Expiration Date, including both of these dates.

Exercise Period means, for purposes of American Options Transactions, and unless the Parties specify otherwise, the period of time beginning on the Transaction Date (inclusive) and ending on the Expiration Date (also inclusive), on which the right or rights inherent in American Options may be exercised.

FX Swap is a Transaction in which one of the Parties buys an amount of a currency against the sale to the other Party of an agreed upon amount in another currency, at a specified exchange rate, both amounts being payable with a Value Date within the two Business Days following the Transaction Date, and, at the same time, the Party that bought, sells, and the Party that sold, buys, the same amounts in the same currencies, at an exchange rate specified on the Transaction Date, both amounts being payable on a Value Date subsequent to two Business Days following the Transaction Date.

Interest Rate Swap is a Transaction whereby the Parties agree to exchange with each other the payment of amounts that result from applying a Fixed Rate and a Floating Rate to a Notional Amount for an agreed upon Duration Period.

Call Money Swap or Overnight Indexed Swap is an interest rate swap whereby the Parties agree to exchange with each other the payment of amounts that result from applying a Fixed Rate and a Floating Rate to a Notional Amount for an agreed upon Calculation Period, but in which the Floating Rate is determined based on the weighted average rate for overnight deposits traded on the Interbank Market (TMP), capitalized (CTMP) according to the following formula:

Where:
i = an index, with the value 1 corresponding to the first Business Day of the Calculation period, and so on, consecutively.
d0 = number of Business Days in the respective Interbank Market during the Calculation Period.
d = number of calendar days in the Calculation Period.
TMPi = in the specific case of peseta transactions referenced to the Spanish interbank market, this means,with respect to any day during a Calculation Period, the weighted average rate of non-transferable overnight interbank deposits traded on the Interbank Market on the day in question, maturing the next business day, published in the Boletín de la Central de Anotaciones del Banco de España [Bulletin of the Book Entry Office of the Bank of Spain], in Chapter IV, Money Market, section 1, Non-Transferable Interbank Deposits, “Overnight average interest rate” (stated as a percentage).  ni = the number of days to which the rate TMPi is applied, such that:

6

9[cut off]

PD1450937

Basis Swap is a Transaction whereby the Parties agree to exchange with each other the payment of amounts resulting from applying two Floating Rates to a Notional Amount for an agreed upon Duration Period.

Cross-Currency Interest Rate Swap is a Transaction whereby, on the Initial Exchange Date, one of the Parties buys an amount of a currency against the sale to the other Party of an agreed upon amount in another currency, at a specified exchange rate, and the Parties agree to exchange with each other the payment of the amounts that result from applying a Fixed or Floating Rate to the amounts of each currency bought/sold, for an agreed upon Duration Period; they further undertake, on the Final Exchange Date, to sell the amount of the currency that each Party bought on the Initial Exchange Date and to buy the amount of the currency that each Party sold on the same date.

Commodity Swap is a Transaction whereby the Parties, on a specified date, agree to exchange with each other the amount resulting from applying to a Notional Amount the restated price/quote for an amount or index of commodities for the amount resulting from applying to the same Notional Amount the restatement of the price/quote for an amount or index of other commodities.

Equity Swap is a Transaction whereby the parties, on a specified date, agree to exchange with each other the amount resulting from applying a Fixed or Floating Rate to a Notional Amount, for an agreed upon Duration Period, for the amount resulting from applying the restatement of the price/quote of a block of shares or of a stock-exchange index for the same period, on the same Notional Amount.

Equity Index Swap is a Transaction whereby the parties, on a specified date, agree to exchange with each other the amount resulting from applying on a Notional Amount the restatement of the price/quote for an index of shares for the amount resulting from applying to the same Notional Amount the restatement of the price/quote for a different index of shares.

Asset Swap is a Transaction whereby the Parties, on a specified date, agree to exchange with each other the amount resulting from the fixed or floating rates paid for a fixed income asset held by one of the Parties, for the amount resulting from applying a Fixed or Floating Rate to a Notional Amount equivalent to the notional value of the aforementioned fixed income assets.

Exercise Price means, for purposes of Options Transactions, the price specified in the Transaction at which the buyer/seller of the Option agrees to buy/sell the asset underlying the Option on the Exercise Date. For Call Options settled by delivery of amounts, the Buyer must pay to the Seller of the Option the Exercise Price upon exercising its option right in order for the Seller to deliver to the Buyer the underlying asset or the amount of the CALL Currency or Purchase Currency that is the subject of the Call Option. For Put Options settled by delivery of amounts, the Seller of the Option must pay to the Buyer the Exercise Price when the Buyer of the Option exercises its option right, provided that the Buyer delivers to the Seller the underlying asset or the amount of the PUT Currency or Sale Currency that is the subject of the Put Option. For Currency Options, the Exercise Price is the Exchange rate specified in the Confirmation at which the Currency Pair is exchanged on the Exercise Date.

Premium means, for purposes of Options Transactions, the amounts to be paid by one Party to the other as consideration for the obligations that the Parties assume, which are specified as such, if applicable, in the corresponding Confirmation. For Currency Options, the Premium may be specified as a price to be established as a percentage of the amount of the PUT Currency (or Sale Currency) or of the CALL Currency (or Purchase Currency), as the case may be.

Settlement Benchmark means the system or procedure that makes it possible to determine the Settlement Interest Rate, the Benchmark Rate, or any other type of market or price specified by the Parties. The Settlement Benchmark shall be established by the Parties in the respective Confirmation.

Cap Rate means, for purposes of Interest Rate CAP Options Transactions, the maximum rate used to generate the estimate for effecting the calculations that determine the CAP Amount to be Paid.

7

[seal:] NIHIL PRIUS FIDE COLLEGES OF NOTARIES OF SPAIN

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID NIHIL PRIUS FIDE

Fixed Rate means, in relation to any Payment Date or Calculation Period, the rate (stated as a decimal) equivalent to the rate specified as such in the Confirmation for the respective Transaction which shall be applied to the Notional Amount for purposes of determining the Fixed Amounts.

Floor Rate means, for purposes of Floor Interest Rate Options Transactions, the minimum rate used to generate the estimate for effecting the calculations that determine the Floor Amount Payable.

Transaction Interest Rate means, for purposes of FRA Transactions, the fixed interest rate arranged by the Parties for the agreed upon period, stated as an annual percentage rate for the annual basis determined by the Parties in the respective Confirmation.

Settlement Interest Rate means, for purposes of FRA Transactions, the rate obtained from the Settlement Benchmark on the Transaction Start Date and for the entire next period agreed upon.

Benchmark Rate means, in relation to a Payment Date, Calculation Period or Determination Date, the rate, stated as a decimal, obtained from the Settlement Benchmark specified in the respective Confirmation; it shall be applied to the Notional Amount for purposes of determining the Floating Amounts.

Floating Rate means the rate, stated as a decimal, obtained from the Settlement Rate specified in the respective Confirmation; it shall be applied to the Notional Amount for purposes of determining the Floating Amount.

FRA Seller is, for purposes of FRA Transactions, the Party who must pay to the Seller the amount remaining in the event that the Settlement Interest Rate is higher than the Transaction Interest Rate or [the Party who], in the alternative, must receive that amount.

Option Seller is, for purposes of Options Transactions, the Party designated as such in the respective Transaction.

8

101

PD1450936

THIS IS A SIMPLE COPY

[seal:] NOTARIAL OFFICE OF JOSE MIGUEL GARCIA LOMBARDIA MADRID
NIHIL PRIUS FIDE